As filed with the Securities and Exchange                      File No. 33-41694
Commission on September 27, 2000                               File No. 811-6352

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 44


                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 54


                             AETNA SERIES FUND, INC.

          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                                 (860) 275-3252



                   Michael Gioffre, Assistant General Counsel
                       Aeltus Investment Management, Inc.

          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective:


       X On September 28, 2000 pursuant to paragraph (b) of Rule 485.
      --

                                 Parts A and B


The Aetna Series Fund, Inc. Class I Prospectus and the Brokerage Cash Reserves Prospectus are incorporated into Part A of this Post-Effective Amendment No. 44 by reference to the Fund's filing under Rule 497(j) under the Securities Act of 1933, as filed on June 30, 2000.

The Supplement to the Aetna Series Fund, Inc. Brokerage Cash Reserves Prospectus is incorporated into Part A of this Post-Effective Amendment No. 44 by reference to the Fund's filing under Rule 497(e) under the Securities Act of 1933, as filed on August 2, 2000.

The Aetna Series Fund, Inc. Brokerage Cash Reserves Statement of Additional Information is incorporated into Part B of this Post-Effective Amendment No. 44 by reference to the Fund's filing under Rule 497(j) under the Securities Act of 1933, as filed on June 30, 2000.

AETNA SERIES FUND, INC.
PROSPECTUS
CLASS A, CLASS B AND CLASS C SHARES


September 28, 2000


CAPITAL APPRECIATION FUNDS
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)
Aetna Technology Fund (Technology)

GROWTH & INCOME FUNDS
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)

INCOME FUNDS
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna Money Market Fund (Money Market)

INDEX PLUS FUNDS
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)


GENERATION FUNDS
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

This Prospectus is for investors purchasing or considering purchase of Class A, Class B or Class C shares of one or more of the Funds.

                               TABLE OF CONTENTS


THE FUNDS' INVESTMENTS                                                         3
        INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS,
        INVESTMENT PERFORMANCE                                                 3

FUND EXPENSES                                                                 33

OTHER CONSIDERATIONS                                                          40

MANAGEMENT OF THE FUNDS                                                       41

INVESTING IN THE FUNDS                                                        43
        OPENING AN ACCOUNT AND SELECTING A SHARE CLASS                        43
        HOW TO BUY SHARES                                                     46
        HOW TO SELL SHARES                                                    49
        TIMING OF REQUESTS                                                    50
        OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES             50
        DIVIDENDS AND DISTRIBUTIONS                                           52
        TAX INFORMATION                                                       52

PERFORMANCE OF SIMILARLY MANAGED FUNDS                                        53

FINANCIAL HIGHLIGHTS                                                          54

ADDITIONAL INFORMATION                                                        83

                             THE FUNDS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

Below is a description of each Fund's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Fund and the PRINCIPAL RISKS associated with investing in each Fund.

--------------------------------------------------------------------------------

A performance BAR CHART is provided for each Fund that has been in existence for at least one full calendar year. If a Fund has been in existence for at least two full calendar years, the bar chart shows changes in the Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. Sales charges are not reflected in the bar chart performance. If sales charges were reflected, returns would be lower.
The chart is accompanied by the Fund's best and worst quarterly returns throughout the years noted in the bar chart.

--------------------------------------------------------------------------------

A TABLE for each Fund that has been in existence for at least one full calendar year shows its average annual total return. These returns do reflect all applicable sales charges. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.

--------------------------------------------------------------------------------


Additional information about the Funds' investment strategies and risks is included on page 40.


--------------------------------------------------------------------------------

Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Funds.

--------------------------------------------------------------------------------

Elijah Asset Management, LLC (EAM) serves as subadviser of Technology.

--------------------------------------------------------------------------------

SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM. THERE IS NO GUARANTY THE FUNDS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. SHARES OF THE FUNDS ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED OR INSURED BY ANY FINANCIAL INSTITUTION, THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

CAPITAL APPRECIATION FUNDS

AETNA GROWTH FUND (GROWTH)

INVESTMENT OBJECTIVE   Seeks GROWTH OF CAPITAL through investment in a
diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, Growth invests
at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

o Emphasizes stocks of larger companies, although Growth may invest in companies of any size.
o Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum, and price/earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose perceived value is not reflected in the stock price.
o Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

PRINCIPAL RISKS   The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

AETNA GROWTH FUND                              INVESTMENT PERFORMANCE

                                              YEARS ENDED DECEMBER 31,
YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                       33.38%  21.26%  21.88%  37.51%  34.71%
[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1998, up 23.36%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 10.06%


                                              AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        26.97%  28.04%       23.88%          01/04/94
Class B*                        28.74%  28.83%       24.52%          01/04/94
Class C*                        32.73%  28.97%       24.57%          01/04/94
Russell 1000 Growth Index**     33.16%  32.39%       26.90%          01/03/94
S&P 500 Index***                21.04%  28.55%       23.54%          01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

Growth changed its benchmark from the Standard & Poor's (S&P) 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index emphasizes large cap growth stocks, which are more indicative of the securities in which the Fund invests.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
*** The S&P 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA INTERNATIONAL FUND (INTERNATIONAL)

INVESTMENT OBJECTIVE   Seeks LONG-TERM CAPITAL GROWTH primarily through
investment in a diversified portfolio of common stocks principally traded in countries outside of North America. International will not target any given level of current income.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, International
invests at least 65% of its total assets in securities principally traded in three or more countries outside of North America. These securities may include common stocks as well as securities convertible into common stock.

In managing International, Aeltus:

o Diversifies the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
o Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.
o Invests primarily in established foreign securities markets, although it may invest in emerging markets as well.


o Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.
o Employs currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

PRINCIPAL RISKS   The principal risks of investing in International are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

o Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.
o Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.
o Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.
o Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.

AETNA INTERNATIONAL FUND                        INVESTMENT PERFORMANCE

                                               YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                        6.27%  22.27%  14.94%  17.87%  51.68%

[GRAPHIC OMITTED]


[ARROW UP] BEST QUARTER:
fourth quarter 1999, up 31.72%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 15.74%

                                             AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        42.96%  20.27%        14.05%         01/03/92
Class B*                        45.64%  21.08%        14.54%         01/03/92
Class C*                        49.72%  21.28%        14.54%         01/03/92
MSCI EAFE Index**               27.30%  13.15%        11.26%         01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Morgan Stanley Capital International-Europe, Australia and Far
East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.

AETNA SMALL COMPANY FUND (SMALL COMPANY)

INVESTMENT OBJECTIVE   Seeks GROWTH OF CAPITAL primarily through investment in a
diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, Small Company
invests at least 65% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).
o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.
o Companies with market capitalizations lower than any companies included in the first two categories.

For purposes of the 65% policy, the largest company in which Small Company intends to invest currently has a market capitalization of approximately $1.5 billion.

In managing Small Company, Aeltus:

o Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.
o Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.
o Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

PRINCIPAL RISKS   The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.
o When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

AETNA SMALL COMPANY FUND                     INVESTMENT PERFORMANCE

                                             YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                       47.11%  12.79%  32.26%   1.12%  30.59%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1999, up 24.48%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 18.27%

                                             AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        23.08%  22.26%        18.36%         01/04/94
Class B*                        24.65%  22.95%        18.95%         01/04/94
Class C*                        28.58%  23.11%        19.01%         01/04/94
Russell 2000 Index**            21.26%  16.69%        13.37%         01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization.

AETNA VALUE OPPORTUNITY FUND
(VALUE OPPORTUNITY)

INVESTMENT OBJECTIVE   Seeks GROWTH OF CAPITAL primarily through investment in a
diversified portfolio of common stocks and securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, Value
Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

PRINCIPAL RISKS   The principal risks of investing in Value Opportunity are
those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

AETNA VALUE OPPORTUNITY FUND                    INVESTMENT PERFORMANCE

                                                YEAR ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1999

                                                       19.29%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1999, up 16.31%

[ARROW DOWN] WORST QUARTER:
third quarter 1999, down 6.45%

                                               AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN     1 YEAR   SINCE INCEPTION      INCEPTION DATE

Class A                         12.43%        15.67%             02/02/98
Class B*                        13.39%        16.60%             02/02/98
Class C*                        17.41%        18.41%             02/02/98
S&P 500 Index**                 21.04%        25.25%             02/02/98

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA TECHNOLOGY FUND
(TECHNOLOGY)

INVESTMENT OBJECTIVE   Seeks LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL INVESTMENT STRATEGIES   Technology primarily invests in common stocks
and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

o Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.
o Telecommunications products and services.
o Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.
o Data processing products and services.
o Financial services companies that collect or disseminate market, economic, and financial information.
o Internet companies and other companies engaged in, or providing products or services for, e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

PRINCIPAL RISKS   The principal risks of investing in Technology are those
generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than a fund which invests in a broader range of industries.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

GROWTH & INCOME FUNDS

AETNA BALANCED FUND (BALANCED)

INVESTMENT OBJECTIVE   Seeks to MAXIMIZE TOTAL RETURN with reasonable safety of
principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, Balanced
allocates its assets between the following asset classes:

o Equities, such as common and preferred stocks.
o Debt, such as bonds, mortgage-related and other asset-backed securities, U.S. Government securities and money market instruments.

Aeltus typically maintains approximately 60% of Balanced's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on Aeltus' view of the relative attractiveness of each asset class. In making asset allocation decisions, Aeltus uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, Aeltus uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. Aeltus generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the EQUITY COMPONENT of Balanced, Aeltus typically emphasizes investment in stocks of larger companies, although it may invest in stocks of smaller companies to a significant extent.

In managing the DEBT COMPONENT of Balanced, Aeltus looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Fund may invest up to 15% of its total assets in high-yield, high-risk bonds (high-yield bonds). High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by Aeltus to be of comparable quality.

PRINCIPAL RISKS   The principal risks of investing in Balanced are those
generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, Balanced may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

Risks attributable to STOCK investing include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The Fund's FIXED-INCOME investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Also, economic and market conditions may cause issuers to default or go bankrupt. In either case, the price of Fund shares may fall. High-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

AETNA BALANCED FUND                           INVESTMENT PERFORMANCE

                                              YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                       25.00%  14.49%  20.09%  16.26%  12.05%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1998, up 12.73%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 6.71%

                                             AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        5.61%   16.11%        11.42%         01/03/92
Class B*                        6.24%   16.80%        11.85%         01/03/92
Class C*                        10.18%  17.00%        11.84%         01/03/92
S&P 500 Index**                 21.04%  28.55%        19.68%         01/02/92
LBAB***                         -0.82%   7.73%         6.54%         01/02/92
60% S&P 500 Index/40% LBAB      12.00%  20.08%        14.45%         01/02/92
The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.
*** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

AETNA GROWTH AND INCOME FUND
(GROWTH AND INCOME)

INVESTMENT OBJECTIVE   Seeks long-term growth of capital and income through
investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stock believed to offer above-average growth potential.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, Growth and
Income invests at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital appreciation or income growth, or both.

In managing Growth and Income, Aeltus:

o Emphasizes stocks of larger companies.
o May also invest the Fund's assets in stocks of small and medium-sized companies, depending upon market conditions.
o Combines internally developed quantitative computer models with a qualitative overlay to determine the relative attractiveness of each asset class and to evaluate company financial characteristics (for example, price to earnings ratios, growth rates and earnings estimates) to select securities within each class. In analyzing these characteristics, Aeltus attempts to identify positive earnings momentum and positive valuation characteristics in selecting securities whose perceived value is not reflected in their price.

PRINCIPAL RISKS   The principal risks of investing in Growth and Income are
those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Although Aeltus emphasizes large cap stocks, to the extent the Fund is diversified across asset classes, it may not perform as well as less diversified funds when large cap stocks are in favor. Additionally, stocks of medium-sized and smaller companies tend to be more volatile and less liquid than stocks of larger companies.

AETNA GROWTH AND INCOME FUND                   INVESTMENT PERFORMANCE

                                               YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                       30.75%  26.79%  30.57%  14.58%  17.62%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1998, up 19.30%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 14.28%

                                              AS OF DECEMBER 31, 1999
AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        10.86%  22.42%        15.11%         01/03/92
Class B*                        11.84%  23.10%        15.49%         01/03/92
Class C*                        15.77%  23.29%        15.50%         01/03/92
S&P 500 Index**                 21.04%  28.55%        19.68%         01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

INCOME FUNDS

AETNA BOND FUND (BOND FUND)

INVESTMENT OBJECTIVE   Seeks to provide AS HIGH A LEVEL OF TOTAL RETURN AS IS
CONSISTENT WITH REASONABLE RISK, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, Bond Fund
invests at least 65% of its total assets in:

o High-grade corporate bonds,
o Mortgage-related and other asset-backed securities, and
o Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

High-grade securities are rated at least A by S&P or Moody's, or if unrated, considered by Aeltus to be of comparable quality. The Fund may also invest up to 15% of its total assets in high-yield bonds, and up to 25% of its total assets in foreign debt securities.

In managing Bond Fund, Aeltus:

o Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), high quality portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.
o Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

PRINCIPAL RISKS   The principal risks of investing in Bond Fund are those
generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses.

AETNA BOND FUND                               INVESTMENT PERFORMANCE

                                              YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                       16.26%   2.46%   7.19%   8.09%  -1.00%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
second quarter 1995, up 5.57%

[ARROW DOWN] WORST QUARTER:
first quarter 1996, down 1.76%

                                             AS OF DECEMBER 31, 1999
AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        -5.70%  5.41%        4.80%           01/03/92
Class B*                        -6.43%  5.65%        5.05%           01/03/92
Class C*                        -2.72%  5.96%        5.04%           01/03/92
LBAB**                          -0.82%  7.73%        6.54%           01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Lehman Brothers Aggregate Bond Index (LBAB) is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

AETNA GOVERNMENT FUND

INVESTMENT OBJECTIVE   Seeks to provide INCOME CONSISTENT WITH THE PRESERVATION
OF CAPITAL through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, Aetna
Government Fund invests at least 65% of its total assets in U.S. Government securities. U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the U.S. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing Aetna Government Fund, Aeltus:

o Looks to construct an intermediate-term, high-quality portfolio by selecting investments with the potential to enhance the portfolio's overall yield and total return.
o Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, Aetna Government Fund may, at times, emphasize one type of U.S. Government security rather than another.

PRINCIPAL RISKS The principal risks of investing in Aetna Government Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

In addition to being sensitive to changes in interest rates, the prices of mortgage-related securities also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

AETNA GOVERNMENT FUND                         INVESTMENT PERFORMANCE

                                              YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                       15.12%   1.44%   8.59%   7.47%  -0.62%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
second quarter 1995, up 4.97%

[ARROW DOWN] WORST QUARTER:
first quarter 1996, down 1.99%

                                            AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        -5.34%  5.22%         3.89%          01/04/94
Class B*                        -6.11%  5.46%         4.17%          01/04/94
Class C*                        -2.27%  5.79%         4.31%          01/04/94
Lehman Brothers Intermediate
Government Index**               0.49%  6.93%         5.43%          01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Lehman Brothers Intermediate Government Bond Index, an unmanaged index, includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

AETNA MONEY MARKET FUND (MONEY MARKET)

INVESTMENT OBJECTIVE   Seeks to provide HIGH CURRENT RETURN, CONSISTENT WITH
PRESERVATION OF CAPITAL AND LIQUIDITY, through investment in high-quality money market instruments.

PRINCIPAL INVESTMENT STRATEGIES   Money Market invests in a diversified
portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, commercial paper, asset-backed securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by Aeltus to be of comparable quality. Money Market maintains a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL RISKS   Although Money Market seeks to preserve the value of your
investment at $1.00 per share, it is possible to lose money by investing in Money Market. An investment in Money Market is not insured or guaranteed by the FDIC or any other government agency. A weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies all could affect short-term interest rates and therefore the value and yield of Money Market's shares. Risks also include adverse changes in the actual or perceived creditworthiness of issuers and adverse changes in the economic or political environment.

AETNA MONEY MARKET FUND                        INVESTMENT PERFORMANCE

                                               YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)     1995    1996    1997    1998    1999

                                        5.99%   5.41%   5.45%   5.32%   4.98%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
second quarter 1995, up 1.53%

[ARROW DOWN] WORST QUARTER:
first quarter 1999, up 1.13%

                                             AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION  INCEPTION DATE

Class A*                        4.98%   5.42%         4.84%          01/03/92
Class B*                       -1.06%   4.04%         3.80%          01/03/92
Class C*                        4.98%   5.42%         4.84%          01/03/92
IBC Index**                     4.54%   4.92%         4.28%          01/02/92

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A Shares. The Fund introduced Class B and Class C shares on March 1, 1999 and
June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B inception date, Class B performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares. All Class B share returns reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class." For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I shares.
** IBC's Money Funds Report Average/All Taxable Index is an average of the returns of over 250 money market mutual funds surveyed each month by IBC.

To obtain current yield information, please contact 1-800-367-7732.

INDEX PLUS FUNDS



AETNA INDEX PLUS LARGE CAP FUND
(INDEX PLUS LARGE CAP)

INVESTMENT OBJECTIVE   Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the
STANDARD & POOR'S 500 COMPOSITE INDEX (S&P 500), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES   Index Plus Large Cap invests at least 80% of
its net assets in stocks included in the S&P 500 (other than Aetna Inc. common stock). The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap approximately 400 of the stocks included in the S&P 500. Although the Fund will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, divided yield, volatility) which approximate those of the S&P 500.

PRINCIPAL RISKS   The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

AETNA INDEX PLUS LARGE CAP FUND                   INVESTMENT PERFORMANCE

                                                  YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1998    1999

                                                       32.12%  24.28%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1998, up 22.40%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 9.05%

                                               AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN           1 YEAR   SINCE INCEPTION  INCEPTION DATE

Class A*                              20.56%       27.30%           12/10/96
Class B*                              18.36%       27.21%           12/10/96
Class C*                              22.95%       28.14%           12/10/96
S&P 500 Index**                       21.04%       25.88%           12/02/96

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

AETNA INDEX PLUS MID CAP FUND (INDEX PLUS MID CAP)

INVESTMENT OBJECTIVE   Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the
STANDARD & POOR'S MIDCAP 400 INDEX (S&P 400), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES   Index Plus Mid Cap invests at least 80% of its
net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

PRINCIPAL RISKS The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

AETNA INDEX PLUS MID CAP FUND                  INVESTMENT PERFORMANCE

                                               YEAR ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1999

                                                       15.38%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1999, up 18.76%

[ARROW DOWN] WORST QUARTER:
third quarter 1999, down 7.58%

                                               AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN        1 YEAR    SINCE INCEPTION     INCEPTION DATE

Class A                            11.92%        18.43%             02/03/98
Class B*                            9.50%        17.57%             02/03/98
Class C*                           14.04%        19.69%             02/03/98
S&P MidCap 400 Index**             14.72%        18.90%             02/02/98

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's MidCap 400 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion.

AETNA INDEX PLUS SMALL CAP FUND
(INDEX PLUS SMALL CAP)

INVESTMENT OBJECTIVE   Seeks to OUTPERFORM THE TOTAL RETURN PERFORMANCE of the
STANDARD & POOR'S SMALLCAP 600 (S&P 600), while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES   Index Plus Small Cap invests at least 80% of
its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies in the U.S. selected by Standard & Poor's Corporation.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Fund's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

PRINCIPAL RISKS   The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks include:

o Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
o When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
o Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Fund's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

AETNA INDEX PLUS SMALL CAP FUND                 INVESTMENT PERFORMANCE

                                                YEAR ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1999

                                                        9.94%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
second quarter 1999, up 13.01%

[ARROW DOWN] WORST QUARTER:
first quarter 1999, down 8.13%

                                              AS OF DECEMBER 31, 1999
AVERAGE ANNUAL TOTAL RETURN         1 YEAR     SINCE INCEPTION    INCEPTION DATE
Class A                             6.64%           3.29%            02/03/98
Class B*                            4.04%           2.04%            02/03/98
Class C*                            8.70%           4.41%            02/03/98
S&P SmallCap 600 Index**            12.40%          6.66%            02/02/98

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

----------
* The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class B and Class C inception dates, the performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B shares and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Standard & Poor's SmallCap 600 consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index, with each stock affecting the index in proportion to its market value.

GENERATION FUNDS

AETNA ASCENT FUND (ASCENT)

AETNA CROSSROADS FUND (CROSSROADS)

AETNA LEGACY FUND (LEGACY)

INVESTMENT OBJECTIVES   ASCENT seeks to provide CAPITAL APPRECIATION.

CROSSROADS seeks to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).

LEGACY seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

PRINCIPAL INVESTMENT STRATEGIES   Ascent, Crossroads and Legacy are asset
allocation funds that have been designed for investors with different investment goals:

o Ascent is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.
o Crossroads is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.
o Legacy is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.

Under normal market conditions, Aeltus allocates the assets of each Generation Fund, in varying degrees, among several classes of equities, fixed-income securities (including up to 15% of the total value of each Fund's assets in high-yield bonds) and money market instruments. To remain consistent with each Generation Fund's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a FUND LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Fund level range allows Aeltus to vary the weightings of each asset class in each Fund to take advantage of opportunities as market and economic conditions change.

The Generation Funds' benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.

Each Generation Fund's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Generation Fund's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual portfolio securities, Aeltus considers such factors as:

o Expected dividend yields and growth rates.
o Bond yields.
o Current relative value compared to historic averages.

PRINCIPAL RISKS   THE SUCCESS OF EACH GENERATION FUND'S STRATEGY DEPENDS
SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Generation Fund will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Generation Fund are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds are even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


ASSET CLASS

                            ASCENT  CROSSROADS(1)  LEGACY(2)  COMPARATIVE INDEX

EQUITIES

LARGE CAPITALIZATION STOCKS
Range                       0-70%   0-50%          0-30%      S&P 500 Index
Benchmark                   35%     25%            15%

SMALL-/MID-CAPITALIZATION STOCKS
Range                       0-40%   0-30%          0-20%      Russell 2500 Index
Benchmark                   20%     15%            10%

INTERNATIONAL STOCKS                                          Morgan Stanley Capital
Range                       0-40%   0-30%          0-20%      International Europe,
Benchmark                   20%     15%            10%        Australia and Far East Index

REAL ESTATE STOCKS                                            National Association of
Range                       0-10%   0-10%          0-10%      Real Estate Investment Trusts
Benchmark                   5%      5%             5%         Equity Index


FIXED INCOME

U.S. DOLLAR BONDS
Range                       0-30%   0-60%          0-90%      Salomon Brothers Broad
Benchmark                   15%     30%            45%        Investment Grade Index

INTERNATIONAL BONDS
Range                       0-10%   0-10%          0-10%      Salomon Brothers Non-U.S.
Benchmark                   5%      5%             5%         World Government Bond Index


MONEY MARKET INSTRUMENTS

Range                       0-30%   0-30%          0-30%      91-Day U.S. Treasury Bill Rate
Benchmark                   0%      5%             10%

----------------
(1)Crossroads will invest no more than 60% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)Legacy will invest no more than 35% of its assets in any combination of the following asset classes: small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

AETNA ASCENT FUND                                 INVESTMENT PERFORMANCE

                                                  YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1998    1999

                                                        4.28%  14.55%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1999, up 10.44%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 12.94%

                                            AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN        1 YEAR   SINCE INCEPTION   INCEPTION DATE

Class A*                            7.97%       14.96%           01/04/95
Class B*                            8.62%       15.52%           01/04/95
Class C*                            12.73%      15.77%           01/04/95
Russell 3000 Index**                20.90%      26.92%           01/03/95
Ascent Composite****                12.57%      15.41%           01/03/95


AETNA CROSSROADS FUND                            INVESTMENT PERFORMANCE

                                                 YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1998    1999

                                                        3.87%  10.14%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1998, up 7.48%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, down 10.18%

                                            AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN        1 YEAR   SINCE INCEPTION   INCEPTION DATE

Class A*                           3.80%        12.14%           01/04/95
Class B*                           4.31%        12.69%           01/04/95
Class C*                           8.33%        12.94%           01/04/95
Russell 3000 Index**              20.90%        26.92%           01/03/95
Saly BIG Index***                 -0.83%         7.74%           01/03/95
Crossroads Composite****           9.33%        13.38%           01/03/95

AETNA LEGACY FUND                                INVESTMENT PERFORMANCE

                                                 YEARS ENDED DECEMBER 31,

YEAR-BY-YEAR TOTAL RETURN (CLASS A)                     1998    1999

                                                        6.12%   7.16%

[GRAPHIC OMITTED]

[ARROW UP] BEST QUARTER:
fourth quarter 1998, up 5.82%

[ARROW DOWN] WORST QUARTER:
third quarter 1998, 5.79%

                             AS OF DECEMBER 31, 1999

AVERAGE ANNUAL TOTAL RETURN        1 YEAR   SINCE INCEPTION   INCEPTION DATE

Class A*                           1.00%         9.95%           01/04/95
Class B*                           1.42%        10.47%           01/04/95
Class C*                           5.32%        10.72%           01/04/95
Saly BIG Index***                 -0.83%         7.74%           01/03/95
Legacy Composite****               6.14%        11.31%           01/03/95

Each performance table and bar chart provide an indication of the historical risk of an investment in the respective Generation Fund. All figures assume reinvestment of dividends and distributions.

The Crossroads Fund has changed its benchmark from the Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) to the Russell 3000 Index due to the increase in the Fund's benchmark percentage allocation for large capitalization stocks.

----------
* On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. The Fund introduced Class B and Class C shares on March 1, 1999 and June 30, 1998, respectively. For periods prior to the Class A inception date, Class A performance is calculated using the performance of Class I shares, and deducting the Class A front-end sales charge and the internal fees and expenses of the Adviser Class shares. For periods prior to the Class B and Class C inception dates, Class B and Class C performance is calculated using the performance of Class I shares, and deducting the internal fees and expenses of the Class B and Class C shares, respectively. All Class B share returns, and Class C share 1-year returns, reflect the deduction of the applicable contingent deferred sales charge (CDSC) as described under "Opening an Account and Selecting a Share Class."
** The Russell 3000 Index measures the performance of the 3,000 largest
U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
*** The Salomon Brothers Broad Investment-Grade Bond Index (Saly BIG Index) is a market-weighted index that contains approximately 4,700 individually priced investment-grade bonds. The index includes U.S. Treasury/agency issues, mortgage passthrough securities, and corporate issues.
**** The Ascent Composite, Crossroads Composite and Legacy Composite are each comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Fund. However, the Composite performance information (for each Generation Fund) prior to March 1, 2000 is based on benchmark weights that were in effect at that time. Only the following asset class benchmarks were changed as of March 1, 2000. For Ascent, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 20%, 20%, 10% and 10%, respectively. For Crossroads, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 15%, 15%, 25% and 10%, respectively. For Legacy, benchmarks for large capitalization stocks, real estate stocks, U.S. Dollar bonds and international bonds were 10%, 10%, 40% and 10%, respectively.

Asset Class             Benchmark Index
--------------------------------------------------------------------------------
Large Cap Stocks        The Standard & Poor's 500 Index is a value-weighted,
                        unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

Small-/Mid-Cap Stocks   The Russell 2500 Index consists of the smallest 500
                        securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index. Each of these indices is unmanaged.

International Stocks    The Morgan Stanley Capital International-Europe,
                        Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

Real Estate Stocks      The National Association of Real Estate Investment
                        Trusts Equity Index is a market-weighted total return of all of tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock
                        Exchange and the NASDAQ National Market System.

U.S. Dollar Bonds       Salomon Brothers Broad Investment-Grade Bond Index is an
                        unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S.
                        Treasury/Agency issues, mortgage pass-through securities and corporate issues.

International Bonds     The Salomon Brothers Non-U.S. World Government Bond
                        Index serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries: Japan, United Kingdom, Germany, France, Canada, the
                        Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

Cash Equivalents        Three-month Treasury bills are government-backed
                        short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

FUND EXPENSES

The following tables describe Fund expenses. Shareholder fees are paid directly by shareholders. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

                                   CLASS A SHARES                       CLASS B SHARES                      CLASS C SHARES
                                SHAREHOLDER FEES (1)                 SHAREHOLDER FEES (1)                SHAREHOLDER FEES (1)

                             Maximum            Maximum           Maximum           Maximum           Maximum           Maximum
                              Sales         Deferred Sales     Sales Charge      Deferred Sales     Sales Charge     Deferred Sales
                          Charge (Load)      Charge (Load)       (Load) on       Charge (Load)        (Load) on      Charge (Load)
                          on Purchases     (as a percentage    Purchases (as    (as a percentage    Purchases (as   (as a percentage
                        (as a percentage       of gross        a percentage         of gross        a percentage        of gross
                           of purchase        redemption       of purchase         redemption       of purchase        redemption
                              price)         proceeds)(2)         price)          proceeds)(3)         price)         proceeds)(4)

Growth                        5.75%             None              None               5.00%             None              1.00%
International                 5.75%             None              None               5.00%             None              1.00%
Small Company                 5.75%             None              None               5.00%             None              1.00%
Value Opportunity             5.75%             None              None               5.00%             None              1.00%
Technology                    5.75%             None              None               5.00%             None              1.00%

------------------------------------------------------------------------------------------------------------------------------------

Balanced                      5.75%             None              None               5.00%             None              1.00%
Growth and Income             5.75%             None              None               5.00%             None              1.00%

------------------------------------------------------------------------------------------------------------------------------------

Bond Fund                     4.75%             None              None               5.00%             None              1.00%
Aetna Government Fund         4.75%             None              None               5.00%             None              1.00%
Money Market                  None              None              None               5.00%             None              None

------------------------------------------------------------------------------------------------------------------------------------

Index Plus Large Cap          3.00%             None              None               5.00%             None              0.75%
Index Plus Mid Cap            3.00%             None              None               5.00%             None              0.75%
Index Plus Small Cap          3.00%             None              None               5.00%             None              0.75%

------------------------------------------------------------------------------------------------------------------------------------

Ascent                        5.75%             None              None               5.00%             None              1.00%
Crossroads                    5.75%             None              None               5.00%             None              1.00%
Legacy                        5.75%             None              None               5.00%             None              1.00%


(1) The Funds do not impose any sales charge (load) on reinvested dividends or exchanges.

(2) A CDSC of up to 1.00% is assessed only on certain redemptions of Class A shares that were purchased without a front-end sales charge.

(3) The Funds charge a CDSC of 5.00% on shares redeemed in the first year, declining to 1.00% on shares redeemed in the sixth year. No CDSC is charged thereafter.

(4) The Funds charge a CDSC of 1.00% (0.75% for the Index Plus Funds) on shares redeemed in the first 18 months. No CDSC is charged thereafter.

CLASS A SHARES
ANNUAL FUND OPERATING EXPENSES

                                 CLASS A SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                  (as a percentage of average daily net assets)

                                         Distribution                          Total        Fee Waiver/
                          Management       (12b-1)                            Operating        Expense            Net
                             Fee            Fees           Other Expenses     Expenses       Reimbursement     Expenses

--------------------------------------------------------------------------------------------------------------------------
Growth                      0.70%          0.25%                0.24%           1.19%            0.00%           1.19%
International               0.85%          0.25%                0.68%           1.78%            0.18%           1.60%
Small Company               0.85%          0.25%                0.40%           1.50%            0.00%           1.50%
Value Opportunity           0.70%          0.25%                1.82%           2.77%            1.42%           1.35%
Technology(2)               1.05%          0.25%                0.45%           1.75%            0.00%           1.75%

--------------------------------------------------------------------------------------------------------------------------
Balanced                    0.80%          0.25%                0.31%           1.36%            0.00%           1.36%
Growth and Income           0.66%          0.25%                0.20%           1.11%            0.00%           1.11%

--------------------------------------------------------------------------------------------------------------------------
Bond Fund                   0.50%          0.25%                0.43%           1.18%            0.18%           1.00%
Aetna Government Fund       0.50%          0.25%                0.97%           1.72%            0.77%           0.95%
Money Market                0.40%          0.00%                0.24%           0.64%            0.00%           0.64%

--------------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap        0.45%          0.25%                0.30%           1.00%            0.05%           0.95%
Index Plus Mid Cap          0.45%          0.25%                1.33%           2.03%            1.03%           1.00%
Index Plus Small Cap        0.45%          0.25%                1.58%           2.28%            1.28%           1.00%

--------------------------------------------------------------------------------------------------------------------------
Ascent                      0.80%          0.25%                0.46%           1.51%            0.26%           1.25%
Crossroads                  0.80%          0.25%                0.48%           1.53%            0.33%           1.20%
Legacy                      0.80%          0.25%                0.65%           1.70%            0.55%           1.15%


(1) Aeltus is contractually obligated through December 31, 2000 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, Growth and Income, and Money Market. An administrative services fee of 0.10% is included in Other Expenses.

The expenses shown above are based on the year ended October 31, 1999, except that expense information for Money Market, Ascent, Crossroads and Legacy has been restated to reflect current fee waiver/expense reimbursement obligations.

(2) Technology commenced operations on March 1, 2000. Amounts reflected in "Other Expenses" and "Total Operating Expenses" are estimated amounts for the current fiscal year based on expenses for comparable funds. Actual expenses may be greater or less than estimated.

CLASS A SHARES EXAMPLE

The following example is designed to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                          1 Year*     3 Years*     5 Years*     10 Years*

Growth                    $ 689       $  931        $1,192       $1,935
International               728        1,087         1,468        2,535
Small Company               719        1,022         1,346        2,263
Value Opportunity           705        1,258         1,836        3,399
Technology                  743        1,094         1,469        2,519

-----------------------------------------------------------------------------

Balanced                    706          981         1,277        2,116
Growth and Income           682          908         1,151        1,849

-----------------------------------------------------------------------------

Bond Fund                   572          815         1,077        1,824
Aetna Government Fund       567          920         1,295        2,348
Money Market                 65          205           357          798

-----------------------------------------------------------------------------

Index Plus Large Cap        394          604           831        1,483
Index Plus Mid Cap          399          821         1,268        2,508
Index Plus Small Cap        399          872         1,370        2,741

-----------------------------------------------------------------------------

Ascent                      695        1,001         1,328        2,252
Crossroads                  690        1,000         1,332        2,267
Legacy                      685        1,029         1,396        2,425


* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2000 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY BE GREATER OR LESS THAN THOSE SHOWN.

Long-term shareholders (except for Money Market shareholders) may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (NASD), because of the combination of front-end sales charges and distribution (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

CLASS B SHARES
ANNUAL FUND OPERATING EXPENSES

                                 CLASS B SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                  (as a percentage of average daily net assets)

                                         Distribution and                          Total        Fee Waiver/
                          Management      Service (12b-1)                        Operating        Expense          Net
                             Fee               Fees           Other Expenses     Expenses      Reimbursement     Expenses

--------------------------------------------------------------------------------------------------------------------------
Growth                      0.70%             1.00%                0.24%           1.94%           0.00%           1.94%
International               0.85%             1.00%                0.68%           2.53%           0.18%           2.35%
Small Company               0.85%             1.00%                0.40%           2.25%           0.00%           2.25%
Value Opportunity           0.70%             1.00%                1.82%           3.52%           1.42%           2.10%
Technology(2)               1.05%             1.00%                0.45%           2.50%           0.00%           2.50%

--------------------------------------------------------------------------------------------------------------------------
Balanced                    0.80%             1.00%                0.31%           2.11%           0.00%           2.11%
Growth and Income           0.66%             1.00%                0.20%           1.86%           0.00%           1.86%

--------------------------------------------------------------------------------------------------------------------------
Bond Fund                   0.50%             1.00%                0.43%           1.93%           0.18%           1.75%
Aetna Government Fund       0.50%             1.00%                0.97%           2.47%           0.77%           1.70%
Money Market                0.40%             1.00%                0.24%           1.64%           0.00%           1.64%

--------------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap        0.45%             1.00%                0.30%           1.75%           0.05%           1.70%
Index Plus Mid Cap          0.45%             1.00%                1.33%           2.78%           1.03%           1.75%
Index Plus Small Cap        0.45%             1.00%                1.58%           3.03%           1.28%           1.75%

--------------------------------------------------------------------------------------------------------------------------
Ascent                      0.80%             1.00%                0.46%           2.26%           0.26%           2.00%
Crossroads                  0.80%             1.00%                0.48%           2.28%           0.33%           1.95%
Legacy                      0.80%             1.00%                0.65%           2.45%           0.55%           1.90%


(1) Aeltus is contractually obligated through December 31, 2000 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, Growth and Income, and Money Market. An administrative services fee of 0.10% is included in Other Expenses.

The expenses shown above are based on the period from March 1, 1999 (Class B inception date) to October 31, 1999, and have been annualized. Expense information for Money Market, Ascent, Crossroads and Legacy has been restated to reflect current fee waiver/reimbursement obligations.

(2) Technology commenced operations on March 1, 2000. Amounts reflected in "Other Expenses" and "Total Operating Expenses" are estimated amounts for the current fiscal year based on expenses for comparable funds. Actual expenses may be greater or less than estimated.

CLASS B SHARES EXAMPLE

The following example is designed to help compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                          1 Year*     3 Years*     5 Years*     10 Years*+

Growth                    $ 697        $  909       $1,247       $2,070
International               738         1,070        1,529        2,668
Small Company               728         1,003        1,405        2,396
Value Opportunity           713         1,248        1,905        3,529
Technology                  753         1,079        1,531        2,652

--------------------------------------------------------------------------------

Balanced                    714           961        1,334        2,250
Growth and Income           689           885        1,206        1,984

--------------------------------------------------------------------------------

Bond Fund                   678           889        1,225        2,044
Aetna Government Fund       673           997        1,447        2,564
Money Market                667           817        1,092        1,676

--------------------------------------------------------------------------------

Index Plus Large Cap        673           846        1,144        1,860
Index Plus Mid Cap          678         1,065        1,578        2,853
Index Plus Small Cap        678         1,116        1,679        3,079

--------------------------------------------------------------------------------

Ascent                      703           981        1,386        2,386
Crossroads                  698           981        1,390        2,401
Legacy                      693         1,011        1,456        2,559


* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2000 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.

+ Reflects the conversion of Class B shares to Class A shares, which pay lower 12b-1 fees. Conversion occurs eight years after purchase.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY BE GREATER OR LESS THAN THOSE SHOWN.

Long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

CLASS C SHARES
ANNUAL FUND OPERATING EXPENSES

                                 Class C Shares
                       Annual Fund Operating Expenses(1)
                  (as a percentage of average daily net assets)

                                         Distribution and                          Total        Fee Waiver/
                          Management      Service (12b-1)                        Operating        Expense          Net
                             Fee               Fees           Other Expenses     Expenses      Reimbursement     Expenses

--------------------------------------------------------------------------------------------------------------------------
Growth                      0.70%             1.00%                0.24%           1.94%           0.00%           1.94%
International               0.85%             1.00%                0.68%           2.53%           0.18%           2.35%
Small Company               0.85%             1.00%                0.40%           2.25%           0.00%           2.25%
Value Opportunity           0.70%             1.00%                1.82%           3.52%           1.42%           2.10%
Technology(2)               1.05%             1.00%                0.45%           2.50%           0.00%           2.50%

--------------------------------------------------------------------------------------------------------------------------
Balanced                    0.80%             1.00%                0.31%           2.11%           0.00%           2.11%
Growth and Income           0.66%             1.00%                0.20%           1.86%           0.00%           1.86%

--------------------------------------------------------------------------------------------------------------------------
Bond Fund                   0.50%             1.00%                0.43%           1.93%           0.18%           1.75%
Aetna Government Fund       0.50%             1.00%                0.97%           2.47%           0.77%           1.70%
Money Market                0.40%             0.00%                0.24%           0.64%           0.00%           0.64%

--------------------------------------------------------------------------------------------------------------------------
Index Plus Large Cap        0.45%             0.75%                0.30%           1.50%           0.05%           1.45%
Index Plus Mid Cap          0.45%             0.75%                1.33%           2.53%           1.03%           1.50%
Index Plus Small Cap        0.45%             0.75%                1.58%           2.78%           1.28%           1.50%

--------------------------------------------------------------------------------------------------------------------------
Ascent                      0.80%             1.00%                0.46%           2.26%           0.26%           2.00%
Crossroads                  0.80%             1.00%                0.48%           2.28%           0.33%           1.95%
Legacy                      0.80%             1.00%                0.65%           2.45%           0.55%           1.90%


(1) Aeltus is contractually obligated through December 31, 2000 to waive all or a portion of its investment advisory fee and/or its administrative services fee for certain Funds and/or to reimburse a portion of those Funds' other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. Fee waiver/expense reimbursement obligations apply to each Fund except Growth, Balanced, Growth and Income, and Money Market. An administrative services fee of 0.10% is included in Other Expenses.

The expenses shown above are based on the year ended October 31, 1999, except that expense information for Money Market, Ascent, Crossroads and Legacy has been restated to reflect current fee waiver/expense reimbursement obligations.

(2) Technology commenced operations on March 1, 2000. Amounts reflected in "Other Expenses" and "Total Operating Expenses" are estimated amounts for the current fiscal year based on expenses for comparable funds. Actual expenses may be greater or less than estimated.

CLASS C SHARES EXAMPLE

The following example is designed to help compare the costs of investing in the Funds with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                          1 Year*     3 Years*     5 Years*     10 Years*



Growth                    $ 297        $ 609        $1,047       $2,264
International               338          770         1,329        2,852
Small Company               328          703         1,205        2,585
Value Opportunity           313          948         1,705        3,698
Technology                  353          779         1,331        2,836

--------------------------------------------------------------------------------

Balanced                    314          661         1,134        2,441
Growth and Income           289          585         1,006        2,180

--------------------------------------------------------------------------------

Bond Fund                   278          589         1,025        2,239
Aetna Government Fund       273          696         1,246        2,748
Money Market                 65          205           357          798

--------------------------------------------------------------------------------

Index Plus Large Cap        223          469           814        1,786
Index Plus Mid Cap          228          689         1,253        2,788
Index Plus Small Cap        228          741         1,356        3,016

--------------------------------------------------------------------------------

Ascent                      303          681         1,186        2,575
Crossroads                  298          681         1,190        2,590
Legacy                      293          711         1,256        2,745



* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2000 for all Funds except Growth, Balanced, Growth and Income, and Money Market. Therefore, figures for all Funds, except those noted, reflect a waiver/reimbursement for the first year of the period.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY BE GREATER OR LESS THAN THOSE SHOWN.

Long-term shareholders (except Money Market shareholders) may pay more than the economic equivalent of the maximum sales charge permitted by the NASD, because of the distribution and shareholder service (12b-1) fees. Registered representatives may receive different levels of compensation depending on the class sold. Additional information regarding the classes may be obtained by calling your investment professional.

OTHER CONSIDERATIONS

In addition to the principal investments and strategies described on the previous pages, the Funds may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

FUTURES CONTRACTS AND OPTIONS Each Fund (except Money Market) may enter into futures contracts and use options. The Funds primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS   Bond, Balanced, Ascent, Crossroads and Legacy may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Funds are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with a Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that a Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.


DEFENSIVE INVESTING   In response to unfavorable market conditions, each Fund
(except Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary investments that are not consistent with its principal investment objective and policies.

PORTFOLIO TURNOVER   Portfolio turnover refers to the frequency of portfolio
transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended October 31, 1999, International, Small Company and Bond each had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction costs and may increase your tax liability.

MANAGEMENT OF THE FUNDS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602 serves as investment adviser to the Funds. Aeltus is responsible for managing the assets of each Fund in accordance with its investment objective and policies, subject to oversight by the Aetna Series Fund, Inc. (Company) Board of Directors (Board). Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.


Aeltus is an indirect wholly owned subsidiary of Aetna Inc. (Aetna). Aetna has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V., an integrated financial services provider (Transaction).

The Transaction is targeted to close by the end of 2000. Consummation of the transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940 (1940 Act), the Transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, the Board has approved a new advisory agreement for each Fund to take effect upon consummation of the Transaction, subject to shareholder approval. The new investment advisory agreements are the same as the current agreements in all material respects, except for the date of execution and termination. In the event that the Transaction is not consummated, Aeltus will continue to provide services to each Fund under the current investment advisory agreements.


ADVISORY FEES

o Listed below for all Funds (except Technology) are the aggregate advisory fees paid by each Fund for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement. See the Fund Operating Expense table for the advisory fee (Management Fee) Aeltus was entitled to receive.
o Listed below for Technology, which has operated for less than one full fiscal year, is the advisory fee that Aeltus is entitled to receive, expressed as an annual rate based on the average daily net assets of Technology.


                       Aggregate Advisory Fees Paid as a                                      Aggregate Advisory Fees Paid as a
                       Percentage of Average Net Assets                                       Percentage of Average Net Assets
Fund Name              for Year Ended October 31, 1999              Fund Name                 for Year Ended October 31, 1999

Growth                               0.70%                          Aetna Government Fund                  0.00%
International                        0.67%                          Money Market                           0.26%
Small Company                        0.83%                          Index Plus Large Cap                   0.40%
Value Opportunity                    0.00%                          Index Plus Mid Cap                     0.00%
Balanced                             0.80%                          Index Plus Small Cap                   0.00%
Growth and Income                    0.66%                          Ascent                                 0.74%
Bond Fund                            0.32%                          Crossroads                             0.72%
                                                                    Legacy                                 0.54%

Fund Name                                               Rate        Average Daily Net Assets

Technology                                              1.05%       On first $500 million
                                                        1.025%      On next $500 million
                                                        1.00%       Over $1 billion

Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.


EAM is an affiliate of Aeltus. Accordingly, the Transaction would constitute an assignment of Technology's subadvisory agreement, which would result in a termination of that agreement. Consequently, the Board has approved a new subadvisory agreement for Technology to take effect upon consummation of the Transaction, subject to shareholder approval. The new subadvisory agreement is the same as the current subadvisory agreement in all material respects, except for the date of execution and termination. In the event the Transaction is not consummated, EAM will continue to provide services to Technology under the current subadvisory agreement.


Aeltus pays EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets.

PORTFOLIO MANAGEMENT   The following discusses who are primarily responsible for
the day-to-day management of the Funds.

CAPITAL APPRECIATION FUNDS

GROWTH   Kenneth H. Bragdon, Portfolio Manager, Aeltus, has been managing Growth since May 1998. Previously, Mr. Bragdon co-managed the Fund. Mr. Bragdon has been with the Aetna organization since 1979 and has 28 years of experience in the investment business.

INTERNATIONAL   Vince Fioramonti, Portfolio Manager, Aeltus, has been managing
International since December 1995. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President of The Travelers Investment Management Company. He began his investment career with Travelers in 1988.



SMALL COMPANY   Thomas DiBella, Portfolio Manager, Aeltus, has been managing
Small Company since its inception in January 1994. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

VALUE OPPORTUNITY   Value Opportunity is managed by a team of Aeltus equity
investment specialists.

TECHNOLOGY   Ronald E. Elijah managing member of EAM, has been managing
Technology since its inception. Prior to founding EAM in March, 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management.

Roderick R. Berry, a member of EAM, serves as a co-portfolio manager of Technology. Prior to joining EAM in March, 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team. He has served on the management team of Technology since its inception. Prior to joining Robertson Stephens Investment Management, Mr. Berry worked for USL Capital for six years as both an investment officer and a financial manager.

GROWTH & INCOME FUNDS

BALANCED   Balanced is managed by a team of Aeltus fixed-income and equity investment specialists.

GROWTH AND INCOME   Kenneth Bragdon, Portfolio Manager, Aeltus, has been
managing Growth and Income since December 1999. Mr. Bragdon is the lead portfolio manager of Growth and Income and heads a team of investment professionals, each of whom specializes in a particular asset class.

INCOME FUNDS

BOND FUND, AETNA GOVERNMENT FUND, MONEY MARKET   Bond Fund, Aetna Government
Fund and Money Market are managed by a team of Aeltus fixed-income specialists.


INDEX PLUS FUNDS


INDEX PLUS LARGE CAP   Geoffrey A. Brod, Portfolio Manager, Aeltus, has been
managing Index Plus Large Cap since its inception in December 1996. He has over 30 years of experience in quantitative applications and has over 12 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.


INDEX PLUS MID CAP, INDEX PLUS SMALL CAP   Geoffrey A. Brod, Portfolio Manager,
Aeltus, and Hugh T. M. Whelan, Portfolio Manager, Aeltus, serve as co-managers of Index Plus Mid Cap and Index Plus Small Cap. Mr. Brod has managed each Fund since its inception in February 1998. Mr. Whelan has been co-managing each Fund since April 2000, and previously provided quantitative research in support of these Funds. Prior thereto, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group who specialized in selecting corporate securities.


GENERATION FUNDS

ASCENT, CROSSROADS, LEGACY   Neil Kochen, Managing Director, Aeltus, has been
the lead portfolio manager and asset allocation strategist for each Generation Fund since December 1999. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen joined the Aetna organization in 1985 and previously served as head of fixed income quantitative research, head of investment strategy and policy, and as a senior portfolio manager.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND SELECTING A SHARE CLASS

HOW TO OPEN AN ACCOUNT You may open an account either through your investment professional or through the sponsor of your employer-sponsored retirement plan. If you are opening an account through your investment professional, he or she will guide you through the process of investing in a Fund. If you are investing through a retirement plan, please refer to your plan materials.

SELECTING A CLASS

CLASS A SHARES (EXCEPT MONEY MARKET)

o Front-end sales charge applies (at the time of purchase), which will vary depending on the Fund and the size of your purchase.
o No CDSC applies, except in certain limited instances (see below).
o Distribution (12b-1) Fee of 0.25% applies.

SALES CHARGES: CLASS A SHARES The tables below show the front-end sales charges you will pay if you purchase Class A shares of the Funds in any amount up to $1 million.


GROWTH                    BALANCED                         ASCENT
INTERNATIONAL             GROWTH AND INCOME                CROSSROADS
SMALL COMPANY                                              LEGACY
VALUE OPPORTUNITY
TECHNOLOGY

                          WHEN YOU INVEST THIS AMOUNT                THIS % IS                   WHICH EQUALS THIS
                                                                     DEDUCTED                    % OF YOUR INVESTMENT
                                                                     FOR SALES CHARGES

                          under $50,000                              5.75%                       6.10%
                          $50,000 or more but under $100,000         4.50                        4.71
                          $100,000 or more but under $250,000        3.50                        3.63
                          $250,000 or more but under $500,000        2.50                        2.56
                          $500,000 or more but under $1,000,000      2.00                        2.04



BOND FUND
AETNA GOVERNMENT FUND

                          WHEN YOU INVEST THIS AMOUNT                THIS % IS                   WHICH EQUALS THIS
                                                                     DEDUCTED                    % OF YOUR INVESTMENT
                                                                     FOR SALES CHARGES

                          under $50,000                              4.75%                       4.99%
                          $50,000 or more but under $100,000         4.50                        4.71
                          $100,000 or more but under $250,000        3.50                        3.63
                          $250,000 or more but under $500,000        2.50                        2.56
                          $500,000 or more but under $1,000,000      2.00                        2.04



INDEX PLUS LARGE CAP
INDEX PLUS MID CAP
INDEX PLUS SMALL CAP

                          WHEN YOU INVEST THIS AMOUNT                THIS % IS                   WHICH EQUALS THIS
                                                                     DEDUCTED                    % OF YOUR INVESTMENT
                                                                     FOR SALES CHARGES

                          under $50,000                              3.00%                       3.09%
                          $50,000 or more but under $100,000         2.50                        2.56
                          $100,000 or more but under $250,000        2.00                        2.04
                          $250,000 or more but under $500,000        1.50                        1.52
                          $500,000 or more but under $1,000,000      1.00                        1.01

CLASS A SHARES SALES CHARGE WAIVERS Generally, no front-end sales charge applies if you are buying Class A shares with money you received within the past 60 days by redeeming class A shares of another Aeltus-advised Fund on which a front-end sales charge was paid or with money you received within the past 30 days by redeeming shares of another mutual fund on which you paid a front-end sales charge. The Funds also waive the Class A front-end sales charge for purchases made by certain types of investors. (See the SAI or call 1-800-367-7732 for additional details.)


CDSC ON CLASS A SHARES   The Funds do not impose a CDSC on Class A shares
purchased with an aggregate investment in the Funds of less than $1 million. All Funds other than Money Market may impose a CDSC on Class A shares purchased with an aggregate investment in the Funds of at least $1 million. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with the Funds. The CDSC imposed for all Funds' Class A shares except the Index Plus Funds is as follows:


                                        THIS % IS DEDUCTED FROM
WHEN YOU INVEST THIS AMOUNT             YOUR PROCEEDS

$1 million but under $3 million         Year 1  - 1.00%
                                        Year 2  - 0.50%

$3 million but under $20 million        Year 1  - 0.50%
                                        Year 2  - 0.50%

$20 million or greater                  Year 1  - 0.25%
                                        Year 2  - 0.25%


The CDSC imposed for the Index Plus Funds is as follows:

                                        THIS % IS DEDUCTED FROM
WHEN YOU INVEST THIS AMOUNT             YOUR PROCEEDS

$1 million but under $3 million         Year 1  - 0.50%
                                        Year 2  - 0.50%

$3 million but under $20 million        Year 1  - 0.25%
                                        Year 2  - 0.25%

$20 million or greater                  Year 1  - 0.25%
                                        Year 2  - 0.25%


CLASS B SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within six years of purchase).
o Distribution (12b-1) Fee of 0.75% applies.
o Service Fee of 0.25% applies.
o Automatic conversion to Class A shares after eight years.

You can purchase Class B shares of Money Market only by (i) opening a Dollar Cost Averaging account by which all of the amount invested will be reinvested in another Fund within 24 months of the initial purchase or (ii) exchanging Class B shares of another Fund. ORDERS FOR CLASS B SHARES FOR $250,000 OR MORE WILL BE TREATED AS ORDERS FOR CLASS A SHARES.

SALES CHARGES: CLASS B SHARES   All Funds impose a CDSC on redemptions, but not
exchanges, made within six years of purchase. The table below shows the applicable CDSC based on the time invested.

REDEMPTION DURING                CDSC
1st year since purchase          5%
2nd year since purchase          4%
3rd year since purchase          3%
4th year since purchase          3%
5th year since purchase          2%
6th year since purchase          1%
7th year since purchase          None

CLASS C SHARES (EXCEPT MONEY MARKET)

o No front-end sales charge applies.
o CDSC applies (if you sell your shares within 18 months of purchase).
o Distribution (12b-1) Fee of 0.75% (for all Funds except the Index Plus Funds) or 0.50% (for the Index Plus Funds) applies.
o Service Fee of 0.25% applies.

SALES CHARGES: CLASS C SHARES   All Funds other than Money Market impose a CDSC
on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%, except for the Index Plus Funds which impose a CDSC of 0.75%.

OTHER POLICIES RELATING TO CHARGES AND FEES

APPLICATION OF A CDSC   To determine whether a CDSC is payable on any
redemption, the Fund will FIRST redeem shares not subject to any charge, and THEN shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

WHEN THE CDSC DOES NOT APPLY   The CDSC does not apply in certain situations,
including certain exchanges, certain retirement distributions, and certain redemptions made because of disability or death. (See the SAI or call 1-800-367-7732 for additional details.)

DISTRIBUTION (12b-1) FEES   With respect to its Class A and Class C shares, each
Fund, other than Money Market, has adopted a plan that allows the Fund to pay fees for the sale and distribution of Fund shares (Rule 12b-1 plan). With respect to its Class B shares, each Fund, including Money Market, has adopted a Rule 12b-1 plan. The 12b-1 fees are paid out of Fund assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some of the distribution (12b-1) fees are used to compensate financial professionals who sell Fund shares.

SERVICE FEE   Each Fund, with respect to its Class B shares, and each Fund
(except Money Market), with respect to its Class C shares, has adopted a Shareholder Services Plan that allows the payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

HOW TO BUY SHARES

MINIMUM INVESTMENTS

                                    INITIAL INVESTMENT       ADDITIONAL INVESTMENTS

Individual Retirement Accounts      $500                     o $100 except by wire or Systematic
(including Roth IRAs)                                          Investment
                                                             o $500 by wire
                                                             o $50 by Systematic Investment

All other investments               $1,000                   o $100 except by wire or Systematic
                                                               Investment
                                                             o $500 by wire
                                                             o $50 by Systematic Investment

INSTRUCTIONS FOR BUYING FUND SHARES

Please contact your investment professional or consult your plan materials regarding the purchase of Fund shares. If you are purchasing Fund shares through your investment professional, he or she will guide you through the process of opening an account and purchasing additional shares, as follows.

                             TO OPEN AN ACCOUNT                      TO PURCHASE ADDITIONAL SHARES

-----------------------------------------------------------------------------------------------------------------
BY MAIL                      Complete and sign your                  Fill out the investment stub from your
                             application, make                       confirmation statement or send a letter
                             your check payable to Aetna             indicating your name, account
                             Series Fund, Inc. and mail to:          number(s), the Fund(s) in which you
                                                                     wish to invest and the amount you want
                             Aetna Series Fund, Inc.                 to invest in each Fund.
                             c/o PFPC Inc.
                             P.O. Box 9681                           Make your check payable to Aetna
                             Providence, RI 02940                    Series Fund, Inc. and mail to:

                             Your check must be drawn on a           Aetna Series Fund, Inc.
                             bank located within the United          c/o PFPC Inc.
                             States and payable in U.S. dollars.     P.O. Box 9663
                             Cash, credit cards and third party      Providence, RI  02940
                             checks cannot be used to open
                             an account.

                             TO OPEN AN ACCOUNT                      TO PURCHASE ADDITIONAL SHARES

                                                                     Your check must be drawn on a bank
                                                                     located within the United States and
                                                                     payable in U.S. dollars. The Funds will
                                                                     accept checks which are made payable
                                                                     to you and endorsed to Aetna Series
                                                                     Fund, Inc.

-----------------------------------------------------------------------------------------------------------------

BY OVERNIGHT COURIER         Follow the instructions above           Follow the instructions above for
                             for "By Mail" but send your             "By Mail" but send your check and
                             completed application and               investment stub or letter to:
                             check to:

                                                                     Aetna Series Fund, Inc.
                             Aetna Series Fund, Inc.                 c/o PFPC Inc.
                             c/o PFPC Inc.                           4400 Computer Drive
                             4400 Computer Drive                     Westborough, MA  01581
                             Westborough, MA  01581

-----------------------------------------------------------------------------------------------------------------

BY WIRE                      Not Available.                          Call 1-800-367-7732 prior to sending
                                                                     the wire in order to obtain a
                                                                     confirmation number.

                                                                     Instruct your bank to wire funds to:

                                                                     Boston Safe Deposit & Trust Company
                                                                     ABA # 011001234

                                                                     Credit to:
                                                                     Boston Safe Deposit & Trust Company
                                                                     Account # 176656

                                                                     Further Credit to:
                                                                     Name of Fund
                                                                     Shareholder Account Number
                                                                     Shareholder Registration

                                                                     Federal funds wire purchase orders will
                                                                     be accepted only when the Fund's
                                                                     transfer agent and custodian bank are
                                                                     open for business.

                                                                     Neither the Funds nor their agents are
                                                                     responsible for the consequences of
                                                                     delays resulting from the banking or
                                                                     Federal Reserve wire system or from
                                                                     incomplete instructions.

                             TO OPEN AN ACCOUNT                      TO PURCHASE ADDITIONAL SHARES

BY ELECTRONIC                Not Available.                          Use the Systematic Investment Option.
FUNDS TRANSFER                                                       Sign up for this service when opening
                                                                     your account or by requesting the
                                                                     appropriate information.

-----------------------------------------------------------------------------------------------------------------

BY EXCHANGE                  Submit a written request to the         Submit a written request to the address
                             address listed above under              listed above under "By Mail."  Include:
                             "By Mail." Include:                     o Your name and account number.
                             o Your name and account number.         o The name of the Fund into and out of
                             o The name of the Fund into and           which you wish to exchange.
                               out of which you wish to              o The amount to be exchanged and the
                               exchange.                               signatures of all shareholders.
                             o The amount to be exchanged
                               and the signatures of all             You may also exchange your shares by
                               shareholders.                         calling 1-800-367-7732.  Please be
                                                                     prepared to provide:
                             You may also exchange your              o The Funds' names.
                             shares by calling 1-800-367-7732.       o Your account number(s).
                             Please be prepared to provide:          o Your Social Security number or
                             o The Funds' names.                       taxpayer identification number.
                             o Your account number(s).               o Your address.
                             o Your Social Security number or        o The amount to be exchanged.
                               taxpayer identification number.
                             o Your address.
                             o The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.


Redemption requests may be made in writing or, in amounts up to $50,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $50,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

REDEMPTIONS BY MAIL          You may redeem shares you own in any Fund by sending written instructions to:

                             Aetna Series Fund, Inc.
                             c/o PFPC Inc.
                             P.O. Box 9681
                             Providence, RI 02940

                             Your instructions should identify:
                             o The Fund.
                             o The number of shares or dollar amount to be redeemed.
                             o Your name and account number.

                             Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).

REDEMPTIONS BY WIRE          A minimum redemption of $1,000 is required for wire transfers. Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee. A $12 fee will be charged for this service.


REDEMPTIONS BY TELEPHONE     Call 1-800-367-7732. Please be prepared to provide your account number, account name and the amount of the redemption, which generally must be no less than $500 and no more than $50,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the Net Asset Value (NAV) calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable).

The Company may appoint certain financial intermediaries and institutions (Institutions) as parties that may accept purchase and redemption orders on behalf of the Company. If you purchase or redeem shares in connection with programs offered by these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, your shares will be purchased or redeemed at the NAV determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf, subject to the Company's approval. In that case, the Company will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge you fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Company.

Investors purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS   Each Fund is open on the same days as the New York Stock
Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

NET ASSET VALUE   The NAV of each Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, the securities held by Money Market are valued using amortized cost. For all other Funds, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in less than 60 days are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Fund that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund does not price its shares, the Fund's NAV may change even though Fund shareholders may not be permitted to sell or redeem Fund shares.

EXCHANGE PRIVILEGES   There is no fee to exchange shares from one Fund to
another. However, a sales charge may apply upon an exchange of Class A shares of Money Market for Class A shares of another Fund. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares. For Class B and Class C shares, any CDSC that applies to your current shares will apply to the new shares. The CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Funds may suspend or terminate your exchange privilege if you make more than five exchanges out of a single Fund in any calendar year, and the Funds may refuse to accept any exchange request, especially if as a result of the exchange, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with the Fund's investment objective.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

CROSS INVESTING

o DIVIDEND INVESTING   You may elect to have dividend and/or capital gains
  distributions automatically invested in the same class of one other Fund.

o SYSTEMATIC EXCHANGE   You may establish an automatic exchange of shares from
  one Fund to another.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-800-367-7732 to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $50,000. Telephone redemption requests will not be accepted if you:

o Have submitted a change of address within the preceding 15 calendar days.
o Are selling shares in a retirement plan account held in trust.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

MINIMUM ACCOUNT BALANCE   You must maintain a minimum balance of $500 in each
Fund account. If you do not, the Fund may give you 60 days' notice to increase the account balance to the $500 minimum. If you fail to increase your account balance to the minimum, the Fund may redeem all of your remaining shares and mail the proceeds to you at the address of record. The Fund will not redeem shares for failing to maintain an adequate account balance if the account balance falls below the minimum balance only because the value of Fund shares has decreased.

ADDITIONAL SERVICES   The Funds offer the following additional investor
services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-800-367-7732 for additional details.

o SYSTEMATIC INVESTMENT   You can make automatic monthly investments in any
  Fund.

o LETTER OF INTENT   If you agree to purchase a specific amount of Class A
  shares of one or more Funds (other than Money Market) over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment in a Fund will be entitled to the front-end sales charge applicable to the level of investment indicated on the Letter of Intent.

o RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNTS   To determine if you may
  pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of the Funds (other than Money Market) owned by you, your family and your company (if you are the sole owner).

o AUTOMATIC CASH WITHDRAWAL PLAN   The Automatic Cash Withdrawal Plan provides a
  convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

o CHECKWRITING SERVICE   Checkwriting is available with Class A and Class C
  shares of Money Market. There currently is no transaction charge for this service, and the initial checkbook you receive is free. However, you will be charged a $3.00 fee for each checkbook reorder. Checks must be for a minimum of $250 and the checkwriting service may not be used for a complete redemption of your shares. This service is not available for IRA or other retirement accounts. You will be charged a $25 fee for stop payment requests and for Money Market checks that are returned due to insufficient funds.

o TDD SERVICE   Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

o TAX-DEFERRED RETIREMENT PLANS   Each Fund may be used for investment by a
  variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and certain programs sponsored by employers (such as 401(k) and 403(b)(7) plans). There is no minimum investment or minimum account balance applicable to investments in 403(b)(7) accounts except that a rollover from a 403(b)(7) account must be for at least $500. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10.00 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS   From time to
time, Aeltus Capital, Inc., the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives who may or may not be affiliates of Aetna, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

Aeltus may consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute each Fund's portfolio transactions, subject to Aeltus' (or EAM's, in the case of Technology) duty to obtain best execution.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS   Dividends are declared and paid as follows:

o declared daily and paid monthly       Money Market


o declared and paid monthly             Aetna Government
                                          Fund
                                        Bond Fund


o declared and paid semiannually        Balanced
                                        Growth and
                                          Income

o declared and paid annually            All other Funds

Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Money Market shares begin to accrue dividends the business day after they are purchased. A redemption of Money Market shares will include dividends declared through the redemption date.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund (except Money Market) will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS   When completing your application, you must select one of
the following three options for dividends and capital gains distributions:

o FULL REINVESTMENT   Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

o CAPITAL GAINS REINVESTMENT   Capital gains distributions from a Fund will be
  reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

o ALL CASH   Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from any Fund are taxable as ordinary income.
o Distributions of other capital gains generally are taxable as capital gains.
o Ordinary income and capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them as cash.
o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Funds.

BACKUP WITHHOLDING   By law, the Funds must withhold 31% of your distributions
and proceeds if you have not provided complete, correct taxpayer information.

PERFORMANCE OF SIMILARLY MANAGED FUNDS

SIMILAR FUND PERFORMANCE


Technology is recently organized and does not yet have a long-term performance record. However, Technology has an investment objective, policies and strategies substantially similar to a series of an investment company registered under the 1940 Act that is subadvised by EAM (Similar Fund). Therefore, the performance of the Similar Fund is provided below. The performance of Technology will vary over time and its investments will not be identical to the past portfolio investments of the Similar Fund.

The Similar Fund has been managed since its inception by Mr. Elijah and Mr. Berry, the portfolio managers for Technology.

The results shown below for the Similar Fund reflect the reinvestment of dividends and distributions, and were calculated in the same manner which will be used by Technology to calculate its own performance. All Similar Fund performance data:

o Was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses.
o Reflects the deduction of the historical fees and expenses paid by the Similar Fund, and not those paid by Technology.
o Includes cash and cash equivalents.

The following table shows average annual total returns for the periods ended December 31, 1999 for the Similar Fund and its benchmark index. The Goldman Sachs Technology Index returns shown below are based on price appreciation and do not assume reinvestment of dividends and distributions. Investors should not consider the historical performance of the Similar Fund to be an indication of the future performance of Technology.

                                1 YEAR      SINCE INCEPTION
The Information Age Fund
(Similar Fund)                  126.22%     42.46% (11/15/95)

Goldman Sachs
Technology Index                 88.58%     48.28% (11/15/95)

FINANCIAL HIGHLIGHTS

These highlights are intended to help you understand the Funds' performance for the past 5 1/2 years (or since commencement of operations, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information through October 31, 1999 in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Funds' Financial Statements for the year ended October 31, 1999, are included in the Company's Annual Reports, which are available upon request. The unaudited information, along with the Funds' Financial Statements for the period ended April 30, 2000 are included in the Company's Semi-Annual Reports, which are available upon request.


                                                               GROWTH
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 22.15         $ 16.37       $ 16.76        $ 14.17       $ 13.63       $ 10.74
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             (0.01)          (0.06)+       (0.04)+        (0.11)+       (0.08)+       (0.06)+
Net realized and change in unrealized
    gain or loss on investments                    4.44            6.04          2.05           3.84          2.38          3.00
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations          4.43            5.98          2.01           3.73          2.30          2.94
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                         -               -             -              -             -            (0.05)
From net realized gains on investments            (3.04)          (0.20)        (2.40)         (1.14)        (1.76)         -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                      (3.04)          (0.20)        (2.40)         (1.14)        (1.76)        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 23.54         $ 22.15       $ 16.37        $ 16.76       $ 14.17       $ 13.63
====================================================================================================================================

Total Return                                      21.71%          36.78%        14.34%         28.05%        18.97%        27.92%
Net assets, end of period (000's)               $95,957        $ 57,329      $ 12,877        $ 8,647       $ 4,615       $ 1,727
Ratio of net expenses to
    average net assets                             1.14%(1)        1.19%         1.32%          1.92%         2.03%         2.03%
Ratio of net investment income to
    average net assets                            (0.24)%(1)      (0.29)%       (0.25)%        (0.67)%       (0.59)%       (0.47)%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             -               -             -              -             -             2.14%
Portfolio turnover rate                           96.46%         142.28%       170.46%        141.07%       144.19%       171.75%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                             GROWTH
-----------------------------------------------------------------------------------------------
            Class B                                       Class C
-----------------------------------  ----------------------------------------------------------
                   Period From                                            Period From
 Six Month        March 1, 1999          Six Month                       June 30, 1998
Period Ended    (Date of Initial        Period Ended                    (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended      Public Offering)
   2000          to October 31,            2000         October 31,      to October 31,
(Unaudited)          1999               (Unaudited)        1999              1998
-----------------------------------  ----------------------------------------------------------

 $ 22.40           $ 19.84               $ 22.25         $ 16.56           $ 17.86
-----------------------------------  ----------------------------------------------------------

   (0.01)            (0.15)+               (0.01)          (0.22)+           (0.05)+

    4.42              2.71                  4.39            6.11             (1.25)
-----------------------------------  ----------------------------------------------------------
    4.41              2.56                  4.38            5.89             (1.30)

    -                 -                     -               -                 -
   (2.96)             -                    (2.94)          (0.20)             -
-----------------------------------  ----------------------------------------------------------
   (2.96)             -                    (2.94)          (0.20)             -
-----------------------------------  ----------------------------------------------------------
 $ 23.85           $ 22.40               $ 23.69         $ 22.25           $ 16.56
===================================  ==========================================================

   21.26%            12.90%                21.30%          35.80%            (7.28)%
 $ 4,642           $ 1,920               $ 2,927         $ 1,446           $   356

    1.89%(1)          1.94%(1)              1.89%(1)        1.94%             1.99%(1)

   (0.99)%(1)        (1.04)%(1)            (0.99)%(1)       1.04)%           (0.92)%(1)


    -                 -                     -               -                 -
   96.46%           142.28%                96.46%         142.28%           170.46%

(for one outstanding share throughout each period)


                                                            INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 13.74         $ 11.83       $ 13.57        $ 11.77       $ 10.59       $ 11.51
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             (0.03)          (0.02)+       (0.02)+        (0.07)+       (0.05)+        0.03+
Net realized and change in unrealized
    gain or loss on investments                    4.13            3.08          1.05           2.88          1.57         (0.20)
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations          4.10            3.06          1.03           2.81          1.52         (0.17)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                         -              (0.55)        (0.31)         (0.12)        (0.08)        (0.27)
From net realized gains on investments            (1.57)          (0.60)        (2.46)         (0.89)        (0.26)        (0.48)
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                      (1.57)          (1.15)        (2.77)         (1.01)        (0.34)        (0.75)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 16.27         $ 13.74       $ 11.83        $ 13.57       $ 11.77       $ 10.59
====================================================================================================================================

Total Return                                      31.12%          27.76%         9.76%         25.07%        14.67%        (0.81)%
Net assets, end of period (000's)               $73,187         $35,098      $ 15,078        $19,063       $22,893       $26,464
Ratio of net expenses to
    average net assets                             1.50%(1)        1.60%(2)      1.82%          2.47%         2.94%         2.12%
Ratio of net investment income to
    average net assets                            (0.52)%(1)      (0.16)%       (0.19)%        (0.57)%       (0.42)%        0.27%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             1.54%(1)        1.78%         2.01%          -             -             2.25%
Portfolio turnover rate                           92.06%         175.71%       152.73%        194.41%       135.92%        32.91%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         INTERNATIONAL
-----------------------------------------------------------------------------------------------
            Class B                                       Class C
-----------------------------------  ----------------------------------------------------------
                   Period From                                            Period From
 Six Month        March 1, 1999          Six Month                       June 30, 1998
Period Ended    (Date of Initial        Period Ended                    (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended      Public Offering)
   2000          to October 31,            2000         October 31,      to October 31,
(Unaudited)          1999               (Unaudited)        1999              1998
-----------------------------------  ----------------------------------------------------------

 $ 13.69           $ 11.70               $ 13.68         $ 11.85           $ 13.29
-----------------------------------  ----------------------------------------------------------

   (0.02)            (0.08)+               (0.02)          (0.12)+           (0.03)+

    4.07              2.07                  4.04            3.10             (1.41)
-----------------------------------  ----------------------------------------------------------
    4.05              1.99                  4.02            2.98             (1.44)
-----------------------------------  ----------------------------------------------------------

    -                 -                     -              (0.55)             -
   (1.51)             -                    (1.51)          (0.60)             -
-----------------------------------  ----------------------------------------------------------
   (1.51)             -                    (1.51)          (1.15)             -
-----------------------------------  ----------------------------------------------------------
 $ 16.23           $ 13.69               $ 16.19         $ 13.68           $ 11.85
===================================  ==========================================================

   30.79%            17.01%                30.57%          27.01%           (10.84)%
 $ 1,056           $   225               $ 7,160         $ 1,359           $   156

    2.25%(1)          2.35%(1)(2)           2.25%(1)        2.35%(2)          2.36%(1)

   (1.27)%(1)        (0.91)%(1)            (1.27)%(1)      (0.91)            (0.73)%(1)


    2.29%(1)          2.53%(1)              2.29%(1)        2.53%             2.55%(1)
   92.06%           175.71%                92.06%         175.71%           152.73%

(for one outstanding share throughout each period)


                                                SMALL COMPANY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 12.11         $ 10.15       $ 15.20        $ 14.42       $ 13.39       $ 10.35
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              -               0.02+         0.01+         (0.16)+       (0.18)+       (0.11)+
Net realized and change in unrealized
    gain or loss on investments                    4.40            2.02         (0.84)          4.36          2.62          3.15
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations          4.40            2.04         (0.83)          4.20          2.44          3.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.01)          (0.02)         -              -             -             -
From net realized gains on investments            (0.94)          (0.06)        (4.22)         (3.42)        (1.41)         -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                      (0.95)          (0.08)        (4.22)         (3.42)        (1.41)         -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 15.56         $ 12.11       $ 10.15        $ 15.20       $ 14.42       $ 13.39
====================================================================================================================================

Total Return                                      38.31%          20.16%        (7.77)%        36.73%        19.02%        29.44%
Net assets, end of period (000's)               $38,247         $16,269       $ 9,089        $ 7,077       $ 3,884       $ 1,285
Ratio of net expenses to
    average net assets                             1.37%(1)        1.48%(2)      1.63%          2.33%         2.20%         2.23%
Ratio of net investment income to
    average net assets                             0.03%(1)        0.18%         0.15%         (1.17)%       (1.26)%       (0.89)%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             -               1.50%         1.74%          -             -             2.30%
Portfolio turnover rate                          175.73%         231.94%       211.87%        150.43%       163.21%       156.43%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                         SMALL COMPANY
-----------------------------------------------------------------------------------------------
            Class B                                       Class C
-----------------------------------  ----------------------------------------------------------
                   Period From                                            Period From
 Six Month        March 1, 1999          Six Month                       June 30, 1998
Period Ended    (Date of Initial        Period Ended                    (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended      Public Offering)
   2000          to October 31,            2000         October 31,      to October 31,
(Unaudited)          1999               (Unaudited)        1999              1998
-----------------------------------  ----------------------------------------------------------

 $ 12.37           $ 10.69               $ 12.32         $ 10.39           $ 12.11
-----------------------------------  ----------------------------------------------------------

    -                (0.05)+                0.01           (0.07)+           (0.02)+

    4.45              1.73                  4.42            2.07             (1.70)
-----------------------------------  ----------------------------------------------------------
    4.45              1.68                  4.43            2.00             (1.72)
-----------------------------------  ----------------------------------------------------------

    -                 -                     -              (0.01)             -
   (0.87)             -                    (0.89)          (0.06)             -
-----------------------------------  ----------------------------------------------------------
   (0.87)             -                    (0.89)          (0.07)             -
-----------------------------------  ----------------------------------------------------------
 $ 15.95           $ 12.37               $ 15.86         $ 12.32           $ 10.39
===================================  ==========================================================

   37.68%            15.72%                37.65%          19.33%           (14.21)%
 $   796           $   129               $ 6,216         $ 1,893           $ 1,118

    2.12%(1)          2.23%(1)(2)           2.12%(1)        2.23%(2)          2.30%(1)

   (0.73)%(1)        (0.57)%(1)            (0.73)%(1)      (0.57)%           (0.52)%(1)


    -                 2.25%(1)              -               2.25%             2.41%(1)
  175.73%           231.94%               175.73%         231.94%           211.87%

(for one outstanding share throughout each period)


                                                          VALUE OPPORTUNITY
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Class A                                    Class B
--------------------------------------------------------------------------------------------  --------------------------------------
                                                                             Period From                           Period From
                                               Six Month                  February 2, 1998       Six Month        March 1, 1999
                                              Period Ended                  (Commencement       Period Ended     (Date of Initial
                                               April 30,     Year Ended     of Operations)       April 30,       Public Offering)
                                                 2000        October 31,    to October 31,         2000           to October 31,
                                              (Unaudited)       1999            1998            (Unaudited)            1999
--------------------------------------------------------------------------------------------  --------------------------------------

Net asset value, beginning of period            $ 13.20        $ 9.97         $ 10.00             $ 13.14             $ 11.28
--------------------------------------------------------------------------------------------  --------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              -              -+             0.01+              (0.01)              (0.06)+
Net realized and change in unrealized
    gain or loss on investments                    0.91          3.25           (0.04)               0.86                1.92
--------------------------------------------------------------------------------------------  --------------------------------------
         Total from investment operations          0.91          3.25           (0.03)               0.85                1.86
--------------------------------------------------------------------------------------------  --------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.01)        (0.02)           -                   -                   -
From net realized gains on investments            (0.85)         -               -                  (0.80)               -
--------------------------------------------------------------------------------------------  --------------------------------------
         Total distributions                      (0.86)        (0.02)           -                  (0.80)               -
--------------------------------------------------------------------------------------------  --------------------------------------
Net asset value, end of period                  $ 13.25       $ 13.20         $  9.97             $ 13.19             $ 13.14
============================================================================================  ======================================

Total Return                                       7.14%        32.57%          (0.30)%              6.69%              16.49%
Net assets, end of period (000's)               $ 5,129       $ 1,139         $   464             $   220             $   188
Ratio of net expenses to
    average net assets                             1.35%(1)      1.35%(2)        1.35%(1)            2.10%(1)            2.10%(1)(2)
Ratio of net investment income to
    average net assets                             0.05%(1)     (0.02)%          0.12%(1)           (0.70)%(1)          (0.77)%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             2.00%(1)      2.77%           3.66%(1)            2.75%(1)            3.52%(1)
Portfolio turnover rate                           94.90%       124.83%         132.45%              94.90%             124.83%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                 VALUE OPPORTUNITY                                                  TECHNOLOGY
----------------------------------------------------  -----------------------------------------------------------------------
                      Class C                                Class A                 Class B                  Class C
----------------------------------------------------  -----------------------------------------------------------------------
                                   Period From             Period From             Period From              Period From
 Six Month                        June 30, 1998           March 1, 2000           March 1, 2000            March 1, 2000
Period Ended                     (Date of Initial         (Commencement           (Commencement            (Commencement
 April 30,       Year Ended      Public Offering)         of Operations)          of Operations)           of Operations)
   2000          October 31,     to October 31,          to April 30, 2000       to April 30, 2000       to April 30, 2000
(Unaudited)         1999              1998                  (Unaudited)             (Unaudited)             (Unaudited)
----------------------------------------------------  -----------------------------------------------------------------------

 $ 13.09          $  9.95           $ 11.04                   $ 10.00                 $ 10.00                 $ 10.00
----------------------------------------------------  -----------------------------------------------------------------------

   (0.01)           (0.09)+           (0.02)+                   (0.01)                  (0.01)                  (0.01)

    0.87             3.23             (1.07)                     0.73                    0.72                    0.72
----------------------------------------------------  -----------------------------------------------------------------------
    0.86             3.14             (1.09)                     0.72                    0.71                    0.71
----------------------------------------------------  -----------------------------------------------------------------------

    -                -                 -                         -                       -                       -
   (0.80)            -                 -                         -                       -                       -
----------------------------------------------------  -----------------------------------------------------------------------
   (0.80)            -                 -                         -                       -                       -
----------------------------------------------------  -----------------------------------------------------------------------
 $ 13.15          $ 13.09           $  9.95                   $ 10.72                 $ 10.71                 $ 10.71
====================================================  =======================================================================

    6.74%           31.56%            (9.88)%                    7.20%                   7.10%                   7.10%
 $   416          $   315           $    95                   $ 4,075                 $ 1,985                 $ 1,895

    2.10%(1)         2.10%(2)          2.10%(1)                  1.75%(1)                2.50%(1)                2.50%(1)

   (0.70)%(1)       (0.77)%           (0.63)%(1)                (0.98)%(1)              (1.73)%(1)              (1.73)%(1)


    2.75%(1)        3.52%              4.41%(1)                  3.60%(1)                4.35%(1)                4.35%(1)
   94.90%         124.83%            132.45%                    40.95%                   40.95%                 40.95%

(for one outstanding share throughout each period)


                                                           BALANCED
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 13.72         $ 12.83       $ 14.05        $ 13.49       $ 12.34       $ 10.62
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.21            0.29+         0.29+          0.23+         0.20+         0.23+
Net realized and change in unrealized
    gain or loss on investments                    0.86            1.52          1.01           2.03          1.79          1.91
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations          1.07            1.81          1.30           2.26          1.99          2.14
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.19)          (0.31)        (0.24)         (0.20)        (0.27)        (0.42)
From net realized gains on investments            (0.54)          (0.61)        (2.28)         (1.50)        (0.57)         -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                      (0.73)          (0.92)        (2.52)         (1.70)        (0.84)        (0.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 14.06         $ 13.72       $ 12.83        $ 14.05       $ 13.49       $ 12.34
====================================================================================================================================

Total Return                                       8.01%          14.48%        10.44%         18.64%        16.83%        18.32%
Net assets, end of period (000's)               $33,674         $27,339       $ 7,544        $ 6,289       $ 3,783       $ 1,362
Ratio of net expenses to
    average net assets                             1.33%(1)        1.36%         1.44%          1.99%         2.07%         2.04%
Ratio of net investment income to
    average net assets                             1.92%(1)        2.13%         2.22%          1.68%         1.60%         2.61%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             -               -             -              -             -             2.07%
Portfolio turnover rate                          116.31%         127.46%        84.55%        116.69%       117.88%       129.05%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                            BALANCED
-----------------------------------------------------------------------------------------------
            Class B                                       Class C
-----------------------------------  ----------------------------------------------------------
                   Period From                                            Period From
 Six Month        March 1, 1999          Six Month                       June 30, 1998
Period Ended    (Date of Initial        Period Ended                    (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended      Public Offering)
   2000          to October 31,            2000         October 31,      to October 31,
(Unaudited)          1999               (Unaudited)        1999              1998
-----------------------------------  ----------------------------------------------------------

 $ 13.69           $ 13.00               $ 13.63         $ 12.80              $ 13.27
-----------------------------------  ----------------------------------------------------------

    0.21              0.13+                 0.15            0.19+                0.07+

    0.80              0.65                  0.86            1.52                (0.54)
-----------------------------------  ----------------------------------------------------------
    1.01              0.78                  1.01            1.71                (0.47)
-----------------------------------  ----------------------------------------------------------

   (0.14)            (0.09)                (0.14)          (0.27)                -
   (0.54)             -                    (0.54)          (0.61)                -
-----------------------------------  ----------------------------------------------------------
   (0.68)            (0.09)                (0.68)          (0.88)                -
-----------------------------------  ----------------------------------------------------------
 $ 14.02           $ 13.69               $ 13.96         $ 13.63              $ 12.80
===================================  ==========================================================
    7.61%             6.02%                 7.59%          13.64%               (3.54)%
 $   595           $   745               $ 1,594         $ 1,601              $   216

    2.08%(1)          2.11%(1)              2.08%(1)        2.11%                2.11%(1)

    1.17%(1)          1.38%(1)              1.17%(1)        1.38%                1.55%(1)


    -                 -                     -               -                    2.11%(1)
  116.31%           127.46%               116.31%         127.46%               84.55%

(for one outstanding share throughout each period)


                                                          GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 16.68         $ 15.22       $ 18.01        $ 15.69       $ 13.43       $ 11.08
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.02            0.05+         0.06+          0.03+         0.08+         0.12+
Net realized and change in unrealized
    gain or loss on investments                    1.19            3.25          0.51           4.99          3.08          2.31
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations          1.21            3.30          0.57           5.02          3.16          2.43
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.03)          (0.11)        (0.04)         (0.10)        (0.14)        (0.08)
From net realized gains on investments            (3.00)          (1.73)        (3.32)         (2.60)        (0.76)         -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                      (3.03)          (1.84)        (3.36)         (2.70)        (0.90)        (0.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 14.86         $ 16.68       $ 15.22        $ 18.01       $ 15.69       $ 13.43
====================================================================================================================================

Total Return                                       8.32%          22.67%         3.42%         36.49%        24.70%        21.90%
Net assets, end of period (000's)               $82,696         $72,789       $23,603        $15,955       $ 6,638       $ 2,217
Ratio of net expenses to
    average net assets                             1.08%(1)        1.11%         1.20%          1.75%         1.83%         1.84%
Ratio of net investment income to
    average net assets                             0.05%(1)        0.31%         0.39%          0.18%         0.55%         1.14%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             -               -             -                 -          -             -
Portfolio turnover rate                         102.45%          121.99%       160.48%         157.92%      106.09%       127.43%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                       GROWTH AND INCOME
-----------------------------------------------------------------------------------------------
            Class B                                       Class C
-----------------------------------  ----------------------------------------------------------
                   Period From                                            Period From
 Six Month        March 1, 1999          Six Month                       June 30, 1998
Period Ended    (Date of Initial        Period Ended                    (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended      Public Offering)
   2000          to October 31,            2000         October 31,      to October 31,
(Unaudited)          1999               (Unaudited)        1999              1998
-----------------------------------  ----------------------------------------------------------

 $ 16.66           $ 15.41               $ 16.59         $ 15.22           $ 16.92
-----------------------------------  ----------------------------------------------------------

   (0.01)            (0.05)+               (0.01)          (0.07)+           (0.01)+

    1.17              1.31                  1.16            3.24             (1.69)
-----------------------------------  ----------------------------------------------------------
    1.16              1.26                  1.15            3.17             (1.70)
-----------------------------------  ----------------------------------------------------------

    -                (0.01)                 -              (0.07)             -
   (2.97)             -                    (2.97)          (1.73)             -
-----------------------------------  ----------------------------------------------------------
   (2.97)            (0.01)                (2.97)          (1.80)             -
-----------------------------------  ----------------------------------------------------------
 $ 14.85           $ 16.66               $ 14.77         $ 16.59           $ 15.22
===================================  ==========================================================

    7.96%             8.17%                 7.91%          21.68%           (10.05)%
 $   923           $   493               $ 2,259         $ 1,787           $   569

    1.83%(1)          1.86%(1)              1.83%(1)        1.86%             1.86%(1)

   (0.70)%(1)        (0.44)%(1)            (0.70)%(1)      (0.44)%           (0.27)%(1)


    -                 -                     -               -                 -
  102.45%           121.99%               102.45%         121.99%           160.48%

(for one outstanding share throughout each period)


                                                BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $  9.98         $ 10.37       $ 10.22        $ 10.09       $ 10.27       $  9.58
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.28            0.54+         0.57+          0.54+         0.62+         0.56+
Net realized and change in unrealized
    gain or loss on investments                   (0.29)          (0.39)         0.15           0.13         (0.20)         0.66
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations         (0.01)           0.15          0.72           0.67          0.42          1.22
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.27)          (0.54)        (0.57)         (0.54)        (0.60)        (0.53)
From net realized gains on investments             -               -             -              -             -             -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                      (0.27)          (0.54)        (0.57)         (0.54)        (0.60)        (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.70         $  9.98       $ 10.37        $ 10.22       $ 10.09       $ 10.27
====================================================================================================================================

Total Return                                      (0.12)%          1.43%         7.27%          6.89%         4.27%        13.28%
Net assets, end of period (000's)               $13,981         $11,963       $ 1,890        $ 1,006       $   877       $ 7,340
Ratio of net expenses to
    average net assets                             1.00%(1)        1.00%(2)      1.05%          1.50%         1.50%         1.50%
Ratio of net investment income to
    average net assets                             5.68%(1)        5.27%         5.49%          5.32%         5.47%         5.91%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             1.12%(1)        1.18%         1.27%          1.89%         1.91%         1.82%
Portfolio turnover rate                          185.96%         174.14%        77.01%         48.56%        42.33%        56.99%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                           BOND FUND
-----------------------------------------------------------------------------------------------
            Class B                                       Class C
-----------------------------------  ----------------------------------------------------------
                   Period From                                            Period From
 Six Month        March 1, 1999          Six Month                       June 30, 1998
Period Ended    (Date of Initial        Period Ended                    (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended      Public Offering)
   2000          to October 31,            2000         October 31,      to October 31,
(Unaudited)          1999               (Unaudited)        1999              1998
-----------------------------------  ----------------------------------------------------------

 $  9.98           $ 10.29               $  9.97         $ 10.37           $ 10.31
-----------------------------------  ----------------------------------------------------------

    0.24              0.31+                 0.25            0.46+             0.17+

   (0.29)            (0.32)                (0.30)          (0.39)             0.05
-----------------------------------  ----------------------------------------------------------
   (0.05)            (0.01)                (0.05)           0.07              0.22
-----------------------------------  ----------------------------------------------------------

   (0.23)            (0.30)                (0.23)          (0.47)            (0.16)
    -                 -                     -               -                 -
-----------------------------------  ----------------------------------------------------------
   (0.23)            (0.30)                (0.23)          (0.47)            (0.16)
-----------------------------------  ----------------------------------------------------------
 $  9.70           $  9.98               $  9.69         $  9.97            $ 10.37
===================================  ==========================================================

   (0.49)%           (0.11)%               (0.49)%          0.66%             2.10%
 $   193           $   195               $   456         $ 1,052            $  108

    1.75%(1)          1.75%(1)(2)           1.75%(1)        1.75%(2)          1.75%(1)

    4.93%(1)          4.52%(1)              4.93%(1)        4.52%             4.79%(1)


    1.87%(1)          1.93%(1)              1.87%(1)        1.93%             1.97%(1)
  185.96%           174.14%               185.96%         174.14%            77.01%

(for one outstanding share throughout each period)


                                                AETNA GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $  9.86         $ 10.29       $  9.99        $  9.79       $ 10.00       $  9.41
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.28            0.48+         0.49+          0.51+         0.48+         0.60+
Net realized and change in unrealized
    gain or loss on investments                   (0.12)          (0.45)         0.31           0.21         (0.13)         0.56
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations          0.16            0.03          0.80           0.72          0.35          1.16
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.27)          (0.46)        (0.50)         (0.52)        (0.56)        (0.57)
From net realized gains on investments             -               -             -              -             -             -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                      (0.27)          (0.46)        (0.50)         (0.52)        (0.56)        (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.75         $  9.86       $ 10.29        $  9.99       $  9.79       $ 10.00
====================================================================================================================================

Total Return                                       1.60%           0.34%         8.19%          7.67%         3.75%        12.60%
Net assets, end of period (000's)               $10,124         $ 6,009       $   875        $   531       $   526       $   405
Ratio of net expenses to
    average net assets                             0.95%(1)        0.95%(2)      1.03%          1.45%         1.45%         1.51%
Ratio of net investment income to
    average net assets                             5.86%(1)        4.75%         4.88%          5.16%         4.96%         6.02%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                             1.26%(1)        1.72%         1.84%          2.45%         2.32%         2.11%
Portfolio turnover rate                           54.41%          30.72%       181.08%        147.78%        50.48%       117.31%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

                                     AETNA GOVERNMENT FUND
-----------------------------------------------------------------------------------------------
            Class B                                       Class C
-----------------------------------  ----------------------------------------------------------
                   Period From                                            Period From
 Six Month        March 1, 1999          Six Month                       June 30, 1998
Period Ended    (Date of Initial        Period Ended                    (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended      Public Offering)
   2000          to October 31,            2000         October 31,      to October 31,
(Unaudited)          1999               (Unaudited)        1999              1998
-----------------------------------  ----------------------------------------------------------

 $  9.86           $ 10.12               $  9.85         $ 10.29           $ 10.11
-----------------------------------  ----------------------------------------------------------

    0.25              0.27+                 0.24            0.40+             0.15+

   (0.13)            (0.27)                (0.12)          (0.45)             0.17
-----------------------------------  ----------------------------------------------------------
    0.12              0.00                  0.12           (0.05)             0.32
-----------------------------------  ----------------------------------------------------------

   (0.23)            (0.26)                (0.23)          (0.39)            (0.14)
    -                 -                     -               -                 -
-----------------------------------  ----------------------------------------------------------
   (0.23)            (0.26)                (0.23)          (0.39)            (0.14)
-----------------------------------  ----------------------------------------------------------
 $  9.75           $  9.86               $  9.74          $ 9.85           $ 10.29
===================================  ==========================================================

    1.22%             0.00%                 1.24%          (0.46)%            3.18%
 $   167           $   152               $   119          $  124           $   117

    1.70%(1)          1.70%(1)(2)           1.70%(1)        1.70%(2)          1.70%(1)

    5.11%(1)          4.00%(1)              5.11%(1)        4.00%             4.21%(1)


    2.01%(1)          2.47%(1)              2.01%(1)        2.47              2.51%(1)
   54.41%            30.72%                54.41%          30.72%           181.08%

(for one outstanding share throughout each period)


                                                            MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Class A
------------------------------------------------------------------------------------------------------------------------------------
                                               Six Month
                                              Period Ended
                                               April 30,       Year Ended    Year Ended     Year Ended    Year Ended    Year Ended
                                                 2000          October 31,   October 31,    October 31,   October 31,   October 31,
                                              (Unaudited)         1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $   1.00        $   1.00      $   1.00       $   1.00      $   1.00      $   1.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.03            0.05+         0.05+          0.05+         0.05+         0.06+
Net realized and change in unrealized
    gain or loss on investments                     -               -             -              -             -             -
------------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations           0.03            0.05          0.05           0.05          0.05          0.06
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                         (0.03)          (0.05)        (0.05)         (0.05)        (0.05)        (0.06)
From net realized gains on investments              -               -             -              -             -             -
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions                       (0.03)          (0.05)        (0.05)         (0.05)        (0.05)        (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $   1.00        $   1.00      $   1.00       $   1.00      $   1.00      $   1.00
====================================================================================================================================

Total Return                                        2.80%           4.88%         5.36%          5.49%         5.44%         5.95%
Net assets, end of period (000's)               $178,267        $181,623      $161,456       $156,530      $119,849      $ 78,726
Ratio of net expenses to
    average net assets                              0.55%(1)        0.50%         0.48%          0.37%         0.30%         0.26%
Ratio of net investment income to
    average net assets                              5.54%(1)        4.79%         5.24%          5.31%         5.30%         5.79%
Ratio of expenses before
    reimbursement and waiver to
    average net assets                              0.65%(1)        0.64%         0.72%          0.91%         0.93%         0.87%
Portfolio turnover rate                             -               -             -              -             -             -

(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+   Per share data calculated using weighted average number of shares outstanding throughout the period.


                                  MONEY MARKET

------------------------------------------------------------------------------
           Class B                                  Class C
----------------------------------  -------------------------------------------
                   Period From                                    Period From
  Six Month       March 1, 1999         Six Month                June 30, 1998
 Period Ended    (Date of Initial     Period Ended              (Date of Initial
  April 30,      Public Offering)       April 30,   Year Ended  Public Offering)
    2000          to October 31,          2000      October 31,  to October 31,
 (Unaudited)           1999            (Unaudited)     1999           1998
----------------------------------  -------------------------------------------

  $ 1.00            $ 1.00              $ 1.00       $ 1.00         $ 1.00
----------------------------------  -------------------------------------------

    0.02              0.03+               0.03         0.05+          0.02+

    -                 -                   -            -              -
----------------------------------  -------------------------------------------
    0.02              0.03                0.03         0.05           0.02
----------------------------------  -------------------------------------------

   (0.02)            (0.03)              (0.03)       (0.05)         (0.02)
    -                 -                   -            -              -
----------------------------------  -------------------------------------------
   (0.02)            (0.03)              (0.03)       (0.05)         (0.02)
----------------------------------  -------------------------------------------
 $  1.00            $ 1.00              $ 1.00       $ 1.00         $ 1.00
==================================  ===========================================

    2.29%             2.56%               2.80%        4.88%          1.75%
 $   174            $  148              $7,697%      $6,765         $  916

    1.55%(1)          1.50%(1)            0.55%(1)     0.50%          0.48%(1)

    4.54%(1)          3.78%(1)            5.54%(1)     4.79%          5.24%(1)


    1.65%(1)          1.64%(1)            0.65%(1)     0.64%          0.72%(1)
    -                 -                   -            -              -

(for one outstanding share throughout each period)


                                                               INDEX PLUS LARGE CAP
-----------------------------------------------------------------------------------------------------------
                                                                     Class A
-----------------------------------------------------------------------------------------------------------
                                                                                            Period From
                                             Six Month                                    February 3, 1997
                                            Period Ended                                  (Date of Initial
                                              April 30,     Year Ended    Year Ended      Public Offering)
                                                2000        October 31,   October 31,      to October 31,
                                             (Unaudited)       1999          1998               1997
------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period         $ 17.36         $ 13.70       $  12.36            $ 10.57
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.04            0.07+          0.09+              0.02+
Net realized and change in unrealized
    gain or loss on investments                 1.50            3.84           2.56               1.77
------------------------------------------------------------------------------------------------------------
         Total from investment operations       1.54            3.91           2.65               1.79
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                     (0.06)          (0.05)         (0.09)              -
From net realized gains on investments          -              (0.20)         (1.22)              -
------------------------------------------------------------------------------------------------------------
         Total distributions                   (0.06)          (0.25)         (1.31)              -
------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 18.84         $ 17.36        $ 13.70            $ 12.36
============================================================================================================

Total Return                                    8.90%          28.78%         23.09%             16.93%
Net assets, end of period (000's)           $162,905         $81,908        $ 6,422            $ 1,833
Ratio of net expenses to
    average net assets                          0.91%(1)        0.95%(2)       0.99%              1.45%(1)
Ratio of net investment income to
    average net assets                          0.34%(1)        0.42%          0.67%              0.16%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets                         -                1.00%          1.46%              2.98%(1)
Portfolio turnover rate                        56.26%          72.14         124.16%             82.31%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+   Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                INDEX PLUS LARGE CAP
-----------------------------------------------------------------------------------------------
           Class B                                     Class C
----------------------------------  -----------------------------------------------------------
                  Period From                                             Period From
 Six Month       March 1, 1999           Six Month                        June 30, 1998
Period Ended    (Date of Initial       Period Ended                     (Date of Initial
 April 30,      Public Offering)         April 30,      Year Ended       Public Offering)
   2000          to October 31,            2000         October 31,       to October 31,
(Unaudited)          1999               (Unaudited)        1999               1998
----------------------------------  -----------------------------------------------------------

 $ 17.37           $ 15.68                $ 17.33        $ 13.74            $ 14.17
----------------------------------  -----------------------------------------------------------

   (0.02)            (0.04)+                (0.01)         (0.01)+             0.01+

    1.49              1.73                   1.52           3.85              (0.44)
----------------------------------  -----------------------------------------------------------
    1.47              1.69                   1.51           3.84              (0.43)
----------------------------------  -----------------------------------------------------------

    -                 -                     (0.02)         (0.05)              -
    -                 -                      -             (0.20)              -
----------------------------------  -----------------------------------------------------------
    -                 -                     (0.02)         (0.25)              -
----------------------------------  -----------------------------------------------------------
$  18.84           $ 17.37                $ 18.82        $ 17.33            $ 13.74
==================================  ===========================================================

    8.46%            10.78%                  8.61%         28.17%             (3.04)%
$ 28,773           $17,386                $46,106%       $33,439            $   910

    1.66%(1)          1.70%(1)(2)            1.41%(1)       1.45%(2)           1.43%(1)

   (0.41)%(1)       (0.32)%(1)             (0.16)%(1)      (0.07)%             0.23%(1)


    -                1.75%(1)               -               1.50%              1.90%(1)
   56.26%           72.14%                 56.26           72.14%            124.16%

(for one outstanding share throughout each period)


                                                INDEX PLUS MID CAP
-------------------------------------------------------------------------------------------------------------------------------
                                                              Class A                                  Class B
-------------------------------------------------------------------------------------------  ----------------------------------
                                                                            Period From                         Period From
                                               Six Month                  February 3, 1998      Six Month      March 1, 1999
                                              Period Ended                 (Commencement      Period Ended    (Date of Initial
                                               April 30,     Year Ended    of Operations)       April 30,     Public Offering)
                                                 2000        October 31,   to October 31,         2000         to October 31,
                                              (Unaudited)      1999            1998            (Unaudited)         1999
-------------------------------------------------------------------------------------------  ----------------------------------

Net asset value, beginning of period          $ 12.66         $ 10.34         $ 10.00            $ 12.61          $ 11.23
-------------------------------------------------------------------------------------------  ----------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.03             0.04+           0.02+             (0.03)           (0.04)+
Net realized and change in unrealized
    gain or loss on investments                 2.95             2.32            0.32               2.95             1.42
-------------------------------------------------------------------------------------------  ----------------------------------
         Total from investment operations       2.98             2.36            0.34               2.92             1.38
-------------------------------------------------------------------------------------------  ----------------------------------
LESS DISTRIBUTIONS:
From net investment income                     (0.05)           (0.04)           -                  -                -
From net realized gains on investments         (1.78)            -               -                 (1.76)            -
-------------------------------------------------------------------------------------------  ----------------------------------
         Total distributions                   (1.83)           (0.04)           -                 (1.76)            -
-------------------------------------------------------------------------------------------  ----------------------------------
Net asset value, end of period                $13.81          $ 12.66         $ 10.34            $ 13.77          $ 12.61
===========================================================================================  ==================================

Total Return                                   26.79%           22.81%           3.40%             26.29%           12.29%
Net assets, end of period (000's)             $6,054          $ 3,434         $   269            $   698          $   446
Ratio of net expenses to
    average net assets                          1.00%(1)         1.00%(2)        1.00%(1)           1.75%(1)         1.75%(1)(2)
Ratio of net investment income to
    average net assets                          0.12%(1)         0.30%           0.32%(1)          (0.63)%(1)       (0.45)%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets                          1.66%(1)         2.03%           2.76%(1)           2.41%(1)         2.78%(1)
Portfolio turnover rate                        77.22%          130.93          129.87%             77.22%          130.93%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+   Per share data calculated using weighted average number of shares outstanding throughout the period.

            INDEX PLUS MID CAP                               INDEX PLUS SMALL CAP
-------------------------------------------------  -------------------------------------------------
                 Class C                                           Class A
-------------------------------------------------  -------------------------------------------------
                                  Period From                                       Period From
 Six Month                      June 30, 1998         Six Month                  February 3, 1998
Period Ended                   (Date of Initial     Period Ended                   (Commencement
 April 30,      Year Ended      Public Offering)      April 30,    Year Ended      of Operations)
   2000         October 31,     to October 31,          2000       October 31,     to October 31,
(Unaudited)        1999              1998            (Unaudited)      1999              1998
-------------------------------------------------  -------------------------------------------------

 $ 12.59        $ 10.33            $ 10.92            $  9.92       $  8.86           $  10.00
-------------------------------------------------  -------------------------------------------------

   (0.03)         (0.02)+            (0.01)+            (0.02)         -+                -+

    2.96           2.31              (0.58)              1.07          1.07              (1.14)
-------------------------------------------------  -------------------------------------------------
    2.93           2.29              (0.59)              1.05          1.07              (1.14)

-------------------------------------------------  -------------------------------------------------
    -             (0.03)              -                  -            (0.01)              -
   (1.78)          -                  -                  -             -                  -
-------------------------------------------------  -------------------------------------------------
   (1.78)         (0.03)              -                  -            (0.01)              -
-------------------------------------------------  -------------------------------------------------
 $ 13.74        $ 12.59            $ 10.33            $ 10.97      $  9.92            $   8.86
=================================================  =================================================

   26.50%         22.19%             (5.40)%            10.58%       12.13%             (11.40)%
 $   972        $   516            $   100            $ 2,916      $ 2,348            $    349

    1.50%(1)       1.50%(2)           1.50%(1)           1.00%(1)     1.00%(2)            1.00%(1)

   (0.38)%(1)     (0.20)%            (0.18)%(1)         (0.28)%(1)   (0.02)%              0.00%(1)


    2.16%(1)       2.53%              3.26%(1)           1.75%(1)     2.28%               2.88%(1)
   77.22%        130.93%            129.87%             63.32%       85.28%             100.41%

(for one outstanding share throughout each period)


                                                                       INDEX PLUS SMALL CAP
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Class B                                    Class C
-------------------------------------------------------------------------------  ---------------------------------------------------
                                                                Period From                                        Period From
                                               Six Month       March 1, 1999        Six Month                     June 30, 1998
                                              Period Ended   (Date of Initial      Period Ended                  (Date of Initial
                                               April 30,      Public Offering)       April 30,     Year Ended     Public Offering)
                                                 2000          to October 31,          2000        October 31,     to October 31,
                                              (Unaudited)           1999            (Unaudited)       1999              1998
-------------------------------------------------------------------------------  ---------------------------------------------------

Net asset value, beginning of period           $ 9.88             $ 8.91              $ 9.87         $  8.84          $ 10.62
-------------------------------------------------------------------------------  ---------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income                           (0.02)             (0.05)+             (0.02)          (0.05)+          (0.02)+
Net realized and change in unrealized
    gain or loss on investments                  1.03               1.02                1.04            1.08            (1.76)
-------------------------------------------------------------------------------  ---------------------------------------------------
         Total from investment operations        1.01               0.97                1.02            1.03            (1.78)
-------------------------------------------------------------------------------  ---------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                       -                  -                   -               -                -
From net realized gains on investments           -                  -                   -               -                -
-------------------------------------------------------------------------------  ---------------------------------------------------
         Total distributions                     -                  -                   -               -                -
-------------------------------------------------------------------------------  ---------------------------------------------------
Net asset value, end of period                 $10.89              $ 9.88              $10.89         $  9.87          $  8.84
===============================================================================  ===================================================

Total Return                                    10.22%              10.89%              10.33%          11.66%          (16.76)%
Net assets, end of period (000's)              $  267              $  193              $  580         $   589          $   155
Ratio of net expenses to
    average net assets                           1.75%(1)            1.75%(1)(2)         1.50%(1)        1.50%(2)         1.50%(1)
Ratio of net investment income to
    average net assets                          (1.03)%(1)          (0.77)%(1)          (0.78)%(1)      (0.52)%          (0.50)%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets                           2.50%(1)            3.03%(1)            2.25%(1)        2.78%            3.38%(1)
Portfolio turnover rate                         63.32%              85.28%              63.32%          85.28%          100.41%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+   Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                    ASCENT
------------------------------------------------------------------------------------------------------------
                              Class A                                                    Class B
-----------------------------------------------------------------  -----------------------------------------
                                               Period From                               Period From
 Six Month                                   January 20, 1997           Six Month       March 1, 1999
Period Ended                                 (Date of Initial          Period Ended    (Date of Initial
 April 30,     Year Ended     Year Ended     Public Offering)            April 30,     Public Offering)
   2000        October 31,    October 31,     to October 31,               2000         to October 31,
(Unaudited)       1999          1998              1997                  (Unaudited)         1999
-----------------------------------------------------------------  -----------------------------------------

 $ 12.06        $ 11.09        $ 14.42          $ 12.50                  $ 12.06           $ 11.21
-----------------------------------------------------------------  -----------------------------------------

    0.17           0.19+          0.20+            0.15+                    0.06              0.07+

    1.08           1.26          (0.40)            1.77                     1.15              0.78
-----------------------------------------------------------------  -----------------------------------------
    1.25           1.45          (0.20)            1.92                     1.21              0.85
-----------------------------------------------------------------  -----------------------------------------

   (0.20)         (0.17)         (0.37)            -                       (0.12)             -
   (0.89)         (0.31)         (2.76)            -                       (0.89)             -
-----------------------------------------------------------------  -----------------------------------------
   (1.09)         (0.48)         (3.13)            -                       (1.01)             -
-----------------------------------------------------------------  -----------------------------------------
$  12.22        $ 12.06        $ 11.09          $ 14.42                  $ 12.26           $ 12.06
=================================================================  =========================================

   10.97%         13.35%         (2.17)%          15.36%                   10.55%             7.58%
 $23,123        $16,252        $ 2,266          $   886                  $   134           $   116

   1.25%(1)        1.45%(2)      1.53%             2.08%(1)                 2.00%(1)          2.20%(1)(2)

   1.67%(1)        1.61%         1.71%             1.11%(1)                 0.92%(1)          0.86%(1)


   1.39%(1)        1.51%         1.72%             2.35%(1)                 2.14%(1)          2.26%(1)
 118.42%         131.62%       105.08%           162.80%                  118.42%           131.62%

(for one outstanding share throughout each period)



                                                ASCENT
-----------------------------------------------------------------------------------------------------------
                                                Class C
-----------------------------------------------------------------------------------------------------------
                                                                                        Period From
                                                   Six Month                           June 30, 1998
                                                  Period Ended                        (Date of Initial
                                                   April 30,         Year Ended       Public Offering)
                                                     2000            October 31,      to October 31,
                                                  (Unaudited)           1999               1998
-----------------------------------------------------------------------------------------------------------

Net asset value, beginning of period               $ 12.03            $ 11.11            $  12.49
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 0.08               0.10+               0.04+
Net realized and change in unrealized
    gain or loss on investments                       1.13               1.26               (1.42)
-----------------------------------------------------------------------------------------------------------
         Total from investment operations             1.21               1.36               (1.38)
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                           (0.13)             (0.13)               -
From net realized gains on investments               (0.89)             (0.31)               -
-----------------------------------------------------------------------------------------------------------
         Total distributions                         (1.02)             (0.44)               -
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 12.22            $ 12.03            $  11.11
===========================================================================================================

Total Return                                         10.55%             12.47%             (11.05)%
Net assets, end of period (000's)                  $ 2,806            $ 2,626            $    133
Ratio of net expenses to
    average net assets                                2.00%(1)           2.20%(2)            2.23%(1)
Ratio of net investment income to
    average net assets
Ratio of expenses before                              0.92%(1)           0.86%               1.01%(1)
    reimbursement and waiver to
    average net assets                                2.14%(1)           2.26%               2.42%(1)
Portfolio turnover rate                             118.42%            131.62%             105.08%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+   Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                  CROSSROADS
------------------------------------------------------------------------------------------------------------------------
                          Class A                                              Class B
--------------------------------------------------------------------  --------------------------------------------------
                                                  Period From                             Period From
  Six Month                                     January 20, 1997        Six Month        March 1, 1999
 Period Ended                                   (Date of Initial       Period Ended     (Date of Initial
  April 30,      Year Ended      Year Ended     Public Offering)         April 30,       Public Offering)
    2000         October 31,     October 31,    to October, 31             2000           to October 31,
 (Unaudited)        1999            1998             1997               (Unaudited)            1999
--------------------------------------------------------------------  -------------------------------------------------

 $ 11.67          $ 11.01         $ 13.22          $ 11.67              $ 11.68           $ 11.09
--------------------------------------------------------------------  -------------------------------------------------
    0.23             0.27+           0.27+            0.30+                0.09              0.12+

    0.70             0.83           (0.37)            1.25                 0.80              0.47
--------------------------------------------------------------------  -------------------------------------------------
    0.93             1.10           (0.10)            1.55                 0.89              0.59
--------------------------------------------------------------------  -------------------------------------------------

   (0.27)           (0.20)          (0.41)            -                   (0.19)             -
   (0.53)           (0.24)          (1.70)            -                   (0.53)             -
--------------------------------------------------------------------  -------------------------------------------------
   (0.80)           (0.44)          (2.11)            -                   (0.72)             -
--------------------------------------------------------------------  -------------------------------------------------
 $ 11.80          $ 11.67         $ 11.01          $ 13.22              $ 11.85           $ 11.68
====================================================================  =================================================

    8.39%           10.10%          (1.17)%          13.28%                7.97%             5.32%
 $32,015          $15,389         $ 2,105          $   547              $   109           $   105

    1.20%(1)         1.45%(2)        1.52          %  2.11%(1)             1.95%(1)          2.20%(1)(2)

    2.39%(1)         2.29%           2.33%            1.64%(1)             1.64%(1)          1.54%(1)


    1.37%(1)         1.53%           1.68%            2.41%(1)             2.12%(1)          2.28%(1)
  102.77%          124.90%         115.65%          161.75%              102.77%           124.90%


(for one outstanding share throughout each period)


                                                                 CROSSROADS
----------------------------------------------------------------------------------------------------
                                                                  Class C
----------------------------------------------------------------------------------------------------
                                                                                     Period From
                                                 Six Month                          June 30, 1998
                                                Period Ended                       (Date of Initial
                                                 April 30,         Year Ended      Public Offering)
                                                   2000            October 31,      to October 31,
                                                (Unaudited)           1999              1998
----------------------------------------------------------------------------------------------------

Net asset value, beginning of period             $ 11.65            $ 11.04            $ 12.18
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              (0.10)              0.18+              0.06+
Net realized and change in unrealized
    gain or loss on investments                     0.99               0.83              (1.20)
----------------------------------------------------------------------------------------------------
         Total from investment operations           0.89               1.01              (1.14)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                         (0.15)             (0.16)              -
From net realized gains on investments             (0.53)             (0.24)              -
----------------------------------------------------------------------------------------------------
         Total distributions                       (0.68)             (0.40)              -
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 11.86            $ 11.65            $ 11.04
====================================================================================================

Total Return                                        7.97%              9.30%             (9.36)%

Net assets, end of period (000's)                $   163            $   127            $   158
Ratio of net expenses to
    average net assets                              1.95%(1)           2.20%(2)           2.24%(1)
Ratio of net investment income to
    average net assets                              1.64%(1)           1.54%              1.61%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets                              2.12%(1)           2.28%              2.40%(1)
Portfolio turnover rate                           102.77%            124.90%            115.65%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+   Per share data calculated using weighted average number of shares outstanding throughout the period.

                                                LEGACY
-----------------------------------------------------------------------------------------------------------
                           Class A                                              Class B
-------------------------------------------------------------------  --------------------------------------
                                                 Period From                             Period From
  Six Month                                    January 20, 1997          Six Month      March 1, 1999
 Period Ended                                  (Date of Initial        Period Ended    (Date of Initial
   April 30,     Year Ended      Year Ended    Public Offering)          April 30,     Public Offering)
     2000        October 31,     October 31,    to October, 31             2000         to October 31,
 (Unaudited)        1999            1998            1997                (Unaudited)          1999
-------------------------------------------------------------------  --------------------------------------

  $ 10.48          $ 10.15        $ 12.09          $ 11.01                $ 10.49           $ 10.08
-------------------------------------------------------------------  --------------------------------------

     0.25             0.31+          0.31+            0.29+                  0.18              0.16+

     0.44             0.46          (0.06)            0.79                   0.48              0.25
-------------------------------------------------------------------  --------------------------------------
     0.69             0.77           0.25             1.08                   0.66              0.41
-------------------------------------------------------------------  --------------------------------------

    (0.28)           (0.22)         (0.57)            -                     (0.22)             -
    (0.34)           (0.22)         (1.62)            -                     (0.34)             -
-------------------------------------------------------------------  --------------------------------------
    (0.62)           (0.44)         (2.19)            -                     (0.56)             -
-------------------------------------------------------------------  --------------------------------------
 $  10.55          $ 10.48        $ 10.15          $ 12.09                $ 10.59           $ 10.49
===================================================================  ======================================

     6.94%            7.65%          2.29%            9.81%                  6.51%             4.07%
 $  15,492         $10,371        $ 1,812          $   481                $   125           $   123

     1.15%(1)         1.45%(2)       1.53%            2.21%(1)               1.90%(1)          2.20%(1)(2)

     3.45%(1)         2.98%          2.97%            2.39%(1)               2.70%(1)          2.23%(1)


     1.49%(1)         1.70%          1.96%            2.50%(1)               2.24%(1)          2.45%(1)
    76.25%          119.85%        115.12%          158.71%                 76.25%           119.85%


(FOR ONE OUTSTANDING SHARE THROUGHOUT EACH PERIOD)


                                                                    LEGACY
----------------------------------------------------------------------------------------------------
                                                                    Class C
----------------------------------------------------------------------------------------------------
                                                                                     Period From
                                                  Six Month                         June 30, 1998
                                                 Period Ended                      (Date of Initial
                                                  April 30,         Year Ended     Public Offering)
                                                    2000            October 31,     to October 31,
                                                 (Unaudited)           1999             1998
----------------------------------------------------------------------------------------------------

Net asset value, beginning of period             $ 10.46              $ 10.18          $ 10.72
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.10                 0.23+            0.08+
Net realized and change in unrealized
    gain or loss on investments                     0.55                 0.46            (0.62)
----------------------------------------------------------------------------------------------------
         Total from investment operations           0.65                 0.69            (0.54)
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                         (0.21)               (0.19)            -
From net realized gains on investments             (0.34)               (0.22)            -
----------------------------------------------------------------------------------------------------
         Total distributions                       (0.55)               (0.41)            -
----------------------------------------------------------------------------------------------------
Net asset value, end of period                   $ 10.56              $ 10.46          $ 10.18
====================================================================================================

Total Return                                        6.50%                6.88%           (5.04)%
Net assets, end of period (000's)                $   287              $   304          $   171
Ratio of net expenses to
    average net assets                              1.90%(1)             2.20%(2)         2.24%(1)
Ratio of net investment income to
    average net assets                              2.70%(1)             2.23%            2.26%(1)
Ratio of expenses before
    reimbursement and waiver to
    average net assets                              2.24%(1)             2.45%            2.67%(1)
Portfolio turnover rate                            76.25%              119.85%          115.12%


(1) Annualized.
(2) Aeltus has waived, and is contractually obligated through December 31, 2000 to waive, all or a portion of its fees and/or to reimburse a portion of the Funds' other expenses.

+   Per share data calculated using weighted average number of shares outstanding throughout the period.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Funds. The Funds' most recent annual and semiannual reports also contain information about the Funds' investments, as well as a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semiannual reports, or other information about the Funds, by calling 1-800-238-6254 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Funds. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Funds, after paying a duplicating fee, by sending an E-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

                       This page is intentionally blank.

                             AETNA SERIES FUND, INC.

                       SUPPLEMENT DATED SEPTEMBER 28, 2000

THE INFORMATION IN THIS SUPPLEMENT FOR AETNA SERIES FUND, INC. SUPPLEMENTS AND AMENDS THE INFORMATION CONTAINED IN THE CLASS I PROSPECTUS DATED MARCH 1, 2000 AND REPLACES THE SUPPLEMENTS DATED JUNE 30, 2000 AND AUGUST 2, 2000. THIS SUPPLEMENT SHOULD BE READ WITH THE PROSPECTUS.

On July 28, 2000 at a shareholder meeting, the shareholders approved liquidation of the following funds:
                           Aetna Mid Cap Fund (Mid Cap)
                           Aetna Real Estate Securities Fund (Real Estate)
                           Aetna High Yield Fund (High Yield)
                           Aetna Index Plus Bond Fund (Index Plus Bond)
The funds were liquidated on August 25, 2000. All information in the Class I Prospectus regarding Mid Cap, Real Estate, High Yield and Index Plus Bond is deleted.

The following replaces page 5 of the Class I Prospectus:


AETNA GROWTH FUND                        INVESTMENT PERFORMANCE

                                        YEARS ENDED DECEMBER 31,
YEAR-BY-YEAR TOTAL RETURN       1994    1995    1996    1997    1998    1999

                                5.59%  34.30%  22.12%  22.75%  37.90%  35.09%
[GRAPHIC OMITTED]
[arrow up] BEST QUARTER:
fourth quarter 1998, up 23.31%

[arrow down] WORST QUARTER:
third quarter 1998, down 9.98%
                                              AS OF DECEMBER 31, 1999
AVERAGE ANNUAL TOTAL RETURN   1 YEAR    5 YEARS  SINCE INCEPTION  INCEPTION DATE
Class I                       35.09%    30.26%       25.82%          01/04/94
Russell 1000 Growth Index*    33.16%    32.39%       26.90%          01/03/94
S&P 500 Index**               21.04%    28.55%       23.54%          01/03/94

The performance table and bar chart provide an indication of the historical risk of an investment in the Fund. All figures assume reinvestment of dividends and distributions.

Growth changed its benchmark from the Standard & Poor's (S&P) 500 Index to the Russell 1000 Growth Index because the Russell 1000 Growth Index emphasizes large cap growth stocks, which are more indicative of the securities in which the Fund invests.
----------
* The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
** The Standard & Poor's 500 Index is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.

The fourth bullet in the section entitled "Aetna International Fund - Principal Investment Strategies" on page 6 of the Class I Prospectus is deleted.

The following is added after the first paragraph in the section entitled "Management of the Funds" on page 40 of the Class I Prospectus:

           Aeltus is an indirect wholly owned subsidiary of Aetna Inc. (Aetna). Aetna has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V., an integrated financial services provider (Transaction).

           The Transaction is targeted to close by the end of 2000. Consummation of the Transaction is subject to a number of contingencies, including regulatory and shareholder approvals and other closing conditions. Under the Investment Company Act of 1940, the transaction would result in a change in control of Aeltus and, therefore, constitute an assignment of the Funds' investment advisory agreements, which would result in a termination of those agreements. Consequently, the Board has approved a new advisory agreement for each Fund to take effect upon consummation of the Transaction, subject to shareholder approval. The new investment advisory agreements are the same as the current agreements in all material respects, except for the date of execution and termination. In the event that the Transaction is not consummated, Aeltus will continue to provide services to each Fund under the current investment advisory agreements.

The following is added after the first paragraph on page 41 of the Class I
Prospectus:

           EAM is an affiliate of Aeltus. Accordingly, the Transaction would constitute an assignment of Technology's subadvisory agreement, which would result in a termination of that agreement. Consequently, the Board has approved a new subadvisory agreement for Technology to take effect upon consummation of the Transaction, subject to shareholder approval. The new subadvisory agreement is the same as the current subadvisory agreement in all material respects, except for the date of execution and termination. In the event the Transaction is not consummated, EAM will continue to provide services to Technology under the current subadvisory agreement.


Effective April 1, 2000, the following replaced the section entitled "Management of the Funds - Portfolio Management - Index Plus Mid Cap, Index Plus Small Cap" on page 42 of the Class I Prospectus:

           INDEX PLUS MID CAP, INDEX PLUS SMALL CAP Geoffrey A. Brod, Portfolio Manager, Aeltus, and Hugh T. M. Whelan, Portfolio Manager, Aeltus, serve as co-managers of Index Plus Mid Cap and Index Plus Small Cap. Mr. Brod has managed each Fund since its inception in February 1998. Mr. Whelan has been co-managing each Fund since April 2000, and previously provided quantitative research in support of these Funds. Prior thereto, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group who specialized in selecting corporate securities.

Effective June 30, 2000, the following replaced the first paragraph in the section entitled "Investing in the Funds - Opening an Account and Eligibility for Class I Shares - How to Open an Account" on page 43 of the Class I
Prospectus:

           You may open an account either through the sponsor of your employer-sponsored retirement plan or by yourself. If you are investing through a retirement plan, please refer to your plan materials. If you wish to open an account on your own, you must submit a completed application to the Fund and, except as described below, the initial investment must be a minimum of $250,000. You may submit a completed and signed application along with your check to:

                                  Aetna Series Fund, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9681
                                  Providence, RI 02940

Effective June 30, 2000, the following replaced the section entitled "Investing in the Funds - Opening an Account and Eligibility for Class I Shares - Class I Eligibility" on page 43 of the Class I Prospectus:

           Class I Shares are offered to:

           o Certain retirement plans.
           o Employees and retired employees of Aetna Inc. and its affiliates (including members of employees' and retired persons' immediate families, board members and trustees and their immediate families).(1)
           o Insurance companies (including separate accounts).(2)
           o Registered investment companies.(2)
           o Shareholders holding Select Class shares at the time such shares were redesignated as Class I shares, and their immediate family members, as long as they maintain a shareholder account.(1)
           o Certain banks and trust companies investing on behalf of clients.(2)
           o Members of the Board.(1)
           o NASD-registered representatives of Aeltus Capital, Inc. (ACI) or any affiliated broker-dealer (including members of their immediate families).(1)
           o Certain broker-dealers, registered investment advisers, and financial planners that have entered into a selling agreement with ACI (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients who are charged an asset-based fee.(2)
           o Certain executive deferred compensation plans.(2)
           o Other groups as may be approved by the Board from time to time.


           (1)not subject to the $250,000 minimum initial investment
           (2)excludes Technology


Effective June 30, 2000, the following replaced the chart in the section entitled "Investing in the Funds - How to Buy Shares" on page 43 of the Class I
Prospectus:

           Generally, an initial investment in a Fund must be for a minimum of $250,000. However, for those persons not subject to the $250,000 minimum (see above), an account may be opened with an initial investment of $1,000 ($500 in the case of IRAs and Roth IRAs).

           Additional investments may be made at any time provided they are for a minimum of $100, except $50 in the case of systematic investments or $500 in the case of wire transfers.



The following replaces the second paragraph in the section entitled "Investing in the Funds - How to Sell Shares" on page 46 of the Class I Prospectus:

           Redemption requests may be made in writing or, in amounts up to $50,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $50,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that notaries public cannot provide medallion signature guarantees.

All other references to "signature guarantee" in the section entitled "Investing in the Funds - How to Sell Shares" on page 46 of the Class I Prospectus are changed to "medallion signature guarantee".


The section entitled "Performance of Similarly Managed Funds - Private Account Performance" on page 50 of the Class I Prospectus is deleted.

The following replaces the section entitled "Financial Highlights" beginning on page 52 of the Class I Prospectus:

FINANCIAL HIGHLIGHTS
(for one outstanding share throughout each period)

These highlights are intended to help you understand the Funds' performance for the past 5 1/2 years (or since commencement of operations, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information through October 31, 1999 in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Funds' Financial Statements for the year ended October 31, 1999, are included in the Company's Annual Reports, which are available upon request. The unaudited information, along with the Funds' Financial Statements for the period ended April 30, 2000 are included in the Company's Semi-Annual Reports, which are available upon request.


 CLASS I SHARES                                                                       GROWTH
------------------------------------------------------------------------------------------------------------------------------------

                                               Six Month
                                              Period Ended     Year Ended     Year Ended     Year Ended     Year Ended   Year Ended
                                             April 30, 2000   October 31,    October 31,     October 31,   October 31,   October 31,
                                              (Unaudited)         1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

 Net asset value, beginning of period          $ 22.54           $ 16.62        $ 17.02        $ 14.36        $ 13.75       $ 10.78
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           (0.01)            (0.01)*         0.01*          0.01*          0.03*         0.04*
 Net realized and change in unrealized
   gain or loss on investments                    4.56              6.13           2.09           3.88           2.39          3.02
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations            4.55              6.12           2.10           3.89           2.42          3.06
------------------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 From net investment income                        -                 -              -            (0.03)         (0.05)        (0.08)
 From net realized gains on investments          (3.08)            (0.20)         (2.50)         (1.20)         (1.76)        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                        (3.08)            (0.20)         (2.50)         (1.23)         (1.81)        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $ 24.01           $ 22.54        $ 16.62        $ 17.02        $ 14.36       $ 13.75
====================================================================================================================================

 Total return                                    21.88%            37.09%         14.78%         28.95%         19.82%        28.79%
 Net assets, end of period (000's)            $261,051          $206,238       $128,667        $82,186        $45,473       $36,936
 Ratio of net expenses to average net
   assets                                         0.89%(1)          0.94%          1.00%          1.17%          1.28%         1.20%
 Ratio of net investment income to
   average net assets                             0.01%(1)         (0.04)%         0.07%          0.08%          0.20%         0.36%
 Ratio of expenses before reimbursement
   and waiver to average net assets                -                 -              -              -              -            1.30%
 Portfolio turnover rate                         96.46%           142.28%        170.46%        141.07%        144.19%       171.75%


(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                     INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------

                                                Six Month
                                              Period Ended     Year Ended      Year Ended     Year Ended    Year Ended   Year Ended
                                             April 30, 2000    October 31,     October 31,    October 31,   October 31,  October 31,
                                               (Unaudited)         1999           1998           1997           1996        1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $  13.78         $ 11.87        $ 13.65         $ 11.79        $ 10.62     $ 11.56
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              (0.04)           0.01*          0.02*           0.02*          0.03*       0.11*
Net realized and change in unrealized
   gain or loss on investments                      4.17            3.09           1.06            2.89           1.59       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations              4.13            3.10           1.08            2.91           1.62        0.02
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                          -              (0.59)         (0.40)          (0.16)         (0.19)      (0.40)
From net realized gains on investments             (1.59)          (0.60)         (2.46)          (0.89)         (0.26)      (0.56)
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                          (1.59)          (1.19)         (2.86)          (1.05)         (0.45)      (0.96)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  16.32         $ 13.78        $ 11.87         $ 13.65        $ 11.79     $ 10.62
====================================================================================================================================
Total return                                       31.28%          28.10%         10.22%          26.02%         15.61%      (0.04)%
Net assets, end of period (000's)                $66,892         $42,605        $34,556         $56,369        $45,786     $25,102
Ratio of net expenses to average net
   assets                                           1.25%(1)        1.35%          1.48%           1.72%          2.17%       1.37%
Ratio of net investment income to
   average net assets                              (0.27)%(1)       0.09%          0.15%           0.18%          0.40%       1.02%
Ratio of expenses before reimbursement
   and waiver to average net assets                 1.29%(1)        1.53%          1.67%           -              -           1.50%
Portfolio turnover rate                            92.06%         175.71%        152.73%         194.41%        135.92%      32.91%


(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                     SMALL COMPANY
------------------------------------------------------------------------------------------------------------------------------------

                                                Six Month
                                              Period Ended     Year Ended      Year Ended     Year Ended    Year Ended    Year Ended
                                             April 30, 2000    October 31,    October 31,     October 31,   October 31,  October 31,
                                               (Unaudited)        1999           1998            1997          1996         1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 12.46          $ 10.43        $ 15.55         $ 14.67       $ 13.52      $ 10.39
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.02             0.05*          0.09*          (0.06)*       (0.08)*        -*
Net realized and change in unrealized
   gain or loss on investments                     4.52             2.08          (0.90)           4.45          2.64         3.15
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             4.54             2.13          (0.81)           4.39          2.56         3.15
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.04)           (0.04)           -               -             -          (0.02)
From net realized gains on investments            (0.94)           (0.06)         (4.31)          (3.51)        (1.41)          -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                         (0.98)           (0.10)         (4.31)          (3.51)        (1.41)       (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 16.02          $ 12.46        $ 10.43         $ 15.55       $ 14.67      $ 13.52
====================================================================================================================================

Total return                                      38.36%           20.54%         (7.47)%         37.80%        19.78%       30.39%
Net assets, end of period (000's)              $177,864          $51,423        $29,543         $22,661       $32,125      $33,511
Ratio of net expenses to average net
   assets                                          1.12%(1)         1.23%          1.32%           1.58%         1.44%        1.41%
Ratio of net investment income to
   average net assets                              0.27%(1)         0.43%          0.46%          0.42)%       (0.53)%       (0.01)%
Ratio of expenses before reimbursement
   and waiver to average net assets                -                1.25%          1.43%           -             -            1.49%
Portfolio turnover rate                          175.73%          231.94%        211.87%         150.43%       163.21%      156.43%


(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                 VALUE OPPORTUNITY                                 TECHNOLOGY
---------------------------------------------------------------------------------------------------          -------------------
                                                                                                               Period From
                                                                                 Period From                  March 1, 2000
                                               Six Month                      February 2, 1998              (Commencement of
                                              Period Ended     Year Ended     (Commencement of               Operations) to
                                            April 30, 2000    October 31,      Operations) to                April 30, 2000
                                              (Unaudited)        1999         October 31, 1998                 (Unaudited)
---------------------------------------------------------------------------------------------------          -------------------

Net asset value, beginning of period            $ 13.24         $  9.99           $  10.00                     $  10.00
---------------------------------------------------------------------------------------------------          -------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.02            0.03*              0.03*                       (0.02)
Net realized and change in unrealized
   gain or loss on investments                     0.90            3.25              (0.04)                        0.75
---------------------------------------------------------------------------------------------------          -------------------
      Total from investment operations             0.92            3.28              (0.01)                        0.73
---------------------------------------------------------------------------------------------------          -------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.04)          (0.03)              -                            -
From net realized gains on investments            (0.85)           -                  -                            -
---------------------------------------------------------------------------------------------------          -------------------
      Total distributions                         (0.89)          (0.03)              -                            -
---------------------------------------------------------------------------------------------------          -------------------
Net asset value, end of period                  $ 13.27         $ 13.24            $  9.99                     $  10.73
===================================================================================================          ===================

Total return                                       7.18%          32.88%             (0.10)%                       7.30%
Net assets, end of period (000's)                $4,082         $5,455              $4,625                       $4,013
Ratio of net expenses to average net
   assets                                          1.10%(1)        1.10%              1.10%(1)                     1.50%(1)
Ratio of net investment income to
   average net assets                              0.30%(1)        0.23%              0.37%(1)                    (0.73)%(1)
Ratio of expenses before reimbursement
   and waiver to average net assets                1.75%(1)        2.52%              3.41%(1)                     3.35%(1)
Portfolio turnover rate                           94.90%         124.83%            132.45%                       40.95%


(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                        BALANCED
------------------------------------------------------------------------------------------------------------------------------------

                                                Six Month
                                              Period Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                             April 30, 2000    October 31,    October 31,    October 31,    October 31,  October 31,
                                               (Unaudited)        1999           1998           1997           1996         1995
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 13.74          $ 12.84        $ 14.09        $ 13.52        $ 12.36       $ 10.65
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.14             0.32*          0.33*          0.33*          0.31*         0.35*
Net realized and change in unrealized
   gain or loss on investments                     0.94             1.53           1.02           2.04           1.77          1.69
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             1.08             1.85           1.35           2.37           2.08          2.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.20)           (0.34)         (0.32)         (0.30)         (0.35)        (0.33)
From net realized gains on investments            (0.54)           (0.61)         (2.28)         (1.50)         (0.57)         -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                         (0.74)           (0.95)         (2.60)         (1.80)         (0.92)        (0.33)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 14.08          $ 13.74        $ 12.84        $ 14.09        $ 13.52       $ 12.36
====================================================================================================================================

Total return                                       8.11%           14.79%         10.81%         19.57%         17.63%        19.45%
Net assets, end of period (000's)               $95,292          $98,717       $111,887       $105,813        $88,625       $83,941
Ratio of net expenses to average net
   assets                                          1.08%(1)         1.11%          1.12%          1.24%          1.31%         1.27%
Ratio of net investment income to
   average net assets                              2.17%(1)         2.38%          2.54%          2.43%          2.42%         3.14%
Ratio of expenses before reimbursement
   and waiver to average net assets                -                -              -              -              -             1.30%
Portfolio turnover rate                          116.31%          127.46%         84.55%        116.69%        117.88%       129.05%


(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                    GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------

                                                Six Month
                                              Period Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                             April 30, 2000    October 31,    October 31,    October 31,    October 31,  October 31,
                                               (Unaudited)        1999           1998            1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $ 16.74          $ 15.26        $ 18.08        $ 15.74        $ 13.46       $ 11.11
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.02             0.09*          0.12*          0.15*          0.19*         0.21*
Net realized and change in unrealized
   gain or loss on investments                     1.21             3.26           0.51           5.00           3.09          2.27
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             1.23             3.35           0.63           5.15           3.28          2.48
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.05)           (0.14)         (0.13)         (0.21)         (0.24)        (0.13)
From net realized gains on investments            (3.00)           (1.73)         (3.32)         (2.60)         (0.76)          -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                         (3.05)           (1.87)         (3.45)         (2.81)         (1.00)        (0.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 14.92          $ 16.74        $ 15.26        $ 18.08        $ 15.74       $ 13.46
====================================================================================================================================

Total return                                       8.41%           23.00%          3.80%         37.44%         25.69%        22.58%
Net assets, end of period (000's)              $531,663         $558,913       $614,493       $595,969       $377,784      $356,803
Ratio of net expenses to average net
   assets                                       0.83%(1)            0.86%          0.88%          1.00%          1.08%         1.10%
Ratio of net investment income to
   average net assets                           0.30%(1)            0.56%          0.71%          0.93%          1.35%         1.73%
Ratio of expenses before reimbursement
   and waiver to average net assets             -                   -              -              -              -             -
Portfolio turnover rate                          102.45%          121.99%        160.48%        157.92%        106.09%       127.43%


(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                          BOND
-----------------------------------------------------------------------------------------------------------------------------------

                                                Six Month
                                              Period Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                             April 30, 2000    October 31,    October 31,    October 31,    October 31,  October 31,
                                               (Unaudited)        1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $  9.98          $ 10.38        $ 10.22        $ 10.09        $ 10.27       $  9.58
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.29             0.57*          0.60*          0.62*          0.65*         0.65*
Net realized and change in unrealized
   gain or loss on investments                    (0.28)           (0.41)          0.17           0.13          (0.15)         0.65
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             0.01             0.16           0.77           0.75           0.50          1.30
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.28)           (0.56)         (0.61)         (0.62)         (0.68)        (0.61)
From net realized gains on investments              -                -              -              -              -             -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                         (0.28)           (0.56)         (0.61)         (0.62)         (0.68)        (0.61)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.71          $  9.98        $ 10.38        $ 10.22        $ 10.09       $ 10.27
====================================================================================================================================

Total return                                       0.10%            1.56%          7.72%          7.72%          5.09%        14.06%
Net assets, end of period (000's)               $30,882          $34,268        $41,804        $34,080        $28,864       $32,778
Ratio of net expenses to average net
   assets                                          0.75%(1)         0.75%          0.75%          0.75%          0.75%         0.79%
Ratio of net investment income to
   average net assets                              5.93%(1)         5.52%          5.79%          6.07%          6.16%         6.56%
Ratio of expenses before reimbursement
   and waiver to average net assets                0.87%(1)         0.93%          0.97%          1.14%          1.16%         1.06%
Portfolio turnover rate                          185.96%          174.14%         77.01%         48.56%         42.33%        56.99%


(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                 AETNA GOVERNMENT FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                Six Month
                                              Period Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                             April 30, 2000    October 31,    October 31,    October 31,    October 31,  October 31,
                                               (Unaudited)        1999           1998           1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $  9.86          $ 10.29        $  9.99        $  9.80        $ 10.01       $  9.41
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.29             0.51*          0.53*          0.58*          0.56*         0.64*
Net realized and change in unrealized
   gain or loss on investments                    (0.12)           (0.45)          0.30           0.21          (0.13)         0.59
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             0.17             0.06           0.83           0.79           0.43          1.23
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.28)           (0.49)         (0.53)         (0.60)         (0.64)        (0.63)
From net realized gains on investments              -               -              -              -              -             -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                         (0.28)           (0.49)         (0.53)         (0.60)         (0.64)        (0.63)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  9.75          $  9.86        $ 10.29        $  9.99        $  9.80       $ 10.01
====================================================================================================================================

Total return                                       1.74%            0.58%          8.54%          8.39%          4.43%        13.58%
Net assets, end of period (000's)               $10,830           $9,808        $13,980        $10,217        $10,662       $19,154
Ratio of net expenses to average net
   assets                                          0.70%(1)         0.70%          0.70%          0.70%          0.70%         0.70%
Ratio of net investment income to
   average net assets                              6.11%(1)         5.00%          5.21%          5.91%          5.67%         6.79%
Ratio of expenses before reimbursement
   and waiver to average net assets                1.01%(1)         1.47%          1.51%          1.70%          1.57%         1.30%
Portfolio turnover rate                           54.41%           30.72%        181.08%        147.78%         50.48%       117.31%

(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                      MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------

                                                Six Month
                                              Period Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                                             April 30, 2000    October 31,    October 31,    October 31,    October 31,  October 31,
                                               (Unaudited)        1999           1998           1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period            $  1.00          $   1.00       $   1.00       $   1.00       $   1.00     $   1.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.03              0.05*          0.05*          0.05*          0.05*        0.06*
Net realized and change in unrealized
   gain or loss on investments                      -                 -              -              -              -            -
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations             0.03              0.05           0.05           0.05           0.05         0.06
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                        (0.03)            (0.05)         (0.05)         (0.05)         (0.05)       (0.06)
From net realized gains on investments              -                -              -              -              -             -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                         (0.03)            (0.05)         (0.05)         (0.05)         (0.05)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  1.00          $   1.00       $   1.00       $   1.00       $   1.00     $   1.00
====================================================================================================================================

Total return                                       2.80%             4.88%          5.36%          5.49%          5.44%        5.95%
Net assets, end of period (000's)              $247,280          $284,594       $276,024       $273,710       $323,281     $275,524
Ratio of net expenses to average net
   assets                                          0.55%(1)          0.50%          0.48%          0.37%          0.30%        0.27%
Ratio of net investment income to
   average net assets                              5.54%(1)          4.79%          5.24%          5.31%          5.30%        5.78%
Ratio of expenses before reimbursement
   and waiver to average net assets                0.65%(1)          0.64%          0.72%          0.81%          0.83%        0.88%
Portfolio turnover rate                             -                 -              -              -              -            -

(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                INDEX PLUS LARGE CAP
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                           Period From
                                                       Six Month                                         December 10, 1996
                                                      Period Ended      Year Ended       Year Ended      (Commencement of
                                                     April 30, 2000     October 31,      October 31,       Operations) to
                                                      (Unaudited)          1999            1998           October 31, 1997
-----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $ 17.48           $ 13.78          $ 12.43             $ 10.00
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     0.04              0.11*            0.13*               0.12*
Net realized and change in unrealized gain or
   loss on investments                                    1.53              3.86             2.57                2.33
-----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                    1.57              3.97             2.70                2.45
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                               (0.08)            (0.07)           (0.13)              (0.02)
From net realized gains on investments                     -               (0.20)           (1.22)               -
-----------------------------------------------------------------------------------------------------------------------------
      Total distributions                                (0.08)            (0.27)           (1.35)              (0.02)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 18.97           $ 17.48          $ 13.78             $ 12.43
=============================================================================================================================

Total return                                              9.02%            29.05%           23.46%              24.49%
Net assets, end of period (000's)                     $167,133          $141,377          $31,671             $10,876
Ratio of net expenses to average net assets               0.66%(1)          0.70%            0.70%               0.70%(1)
Ratio of net investment income to average
   net assets                                             0.59%(1)          0.67%            0.96%               1.15%(1)
Ratio of expenses before reimbursement
   and waiver to average net assets                        -                0.75%            1.17%               1.95%(1)
Portfolio turnover rate                                  56.26%            72.14%          124.16%              82.31%

(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                          INDEX PLUS MID CAP                            INDEX PLUS SMALL CAP
-------------------------------------------------------------------------------------   --------------------------------------------

                                                                          Period From                                Period From
                                                                          February 3,                                February 3,
                                                                              1998                                       1998
                                             Six Month                    (Commence-                                 (Commence-
                                           Period Ended                     ment of        Six Month       Year        ment) of
                                             April 30,     Year Ended     Operations)    Period Ended      Ended     Operations
                                               2000        October 31,     to October   April 30, 2000    October     to October
                                            (Unaudited)       1999          31, 1998      (Unaudited)     31, 1999     31, 1998
-------------------------------------------------------------------------------------   --------------------------------------------

Net asset value, beginning of period          $ 12.70        $ 10.36        $ 10.00        $   9.95         $  8.87      $10.00
-------------------------------------------------------------------------------------   --------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            -              0.07*          0.04*          (0.01)           0.02*       0.02*
Net realized and change in unrealized
   gain or loss on investments                   2.99           2.32           0.32            1.08            1.08       (1.15)
-------------------------------------------------------------------------------------   --------------------------------------------
      Total from investment operations           2.99           2.39           0.36            1.07            1.10       (1.13)
-------------------------------------------------------------------------------------   --------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                      (0.06)         (0.05)          -              (0.01)          (0.02)        -
From net realized gains on
investments                                     (1.78)          -              -               -               -            -
-------------------------------------------------------------------------------------   --------------------------------------------
      Total distributions                       (1.84)         (0.05)          -              (0.01)          (0.02)        -
-------------------------------------------------------------------------------------   --------------------------------------------
Net asset value, end of period                $ 13.85        $ 12.70        $ 10.36        $  11.01         $  9.95      $ 8.87
=====================================================================================   ============================================

Total return                                    26.90%         23.14%          3.60%          10.81%          12.46%     (11.30)%
Net assets, end of period (000's)              $3,814         $6,806         $6,996          $4,878          $5,902      $5,862
Ratio of net expenses to average net
   assets                                        0.75%(1)       0.75%          0.75%(1)        0.75%(1)        0.75%       0.75%(1)
Ratio of net investment income to
   average net assets                            0.37%(1)       0.55%          0.57%(1)       (0.03)%(1)       0.22%       0.25%(1)
Ratio of expenses before
   reimbursement and
   waiver to average net assets                  1.41%(1)       1.78%          2.51%(1)        1.50%(1)        2.03%       2.63%(1)
Portfolio turnover rate                         77.22%        130.93%        129.87%          63.32%          85.28%     100.41%

(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                         ASCENT
------------------------------------------------------------------------------------------------------------------------------------

                                             Six Month                                                                Period From
                                            Period Ended                                                            January 4, 1995
                                             April 30,      Year Ended    Year Ended    Year Ended    Year Ended    (Commencement of
                                                2000       October 31,   October 31,   October 31,   October 31,     Operations) to
                                            (Unaudited)        1999          1998          1997          1996       October 31, 1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period          $ 12.14         $ 11.14      $  14.48       $ 12.57       $ 11.67          $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.09            0.22*         0.24*         0.21*         0.21*            0.25*
Net realized and change in unrealized
   gain or loss on investments                   1.18            1.27         (0.41)         2.92          2.04             1.42
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations           1.27            1.49         (0.17)         3.13          2.25             1.67
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                      (0.22)          (0.18)        (0.41)        (0.25)        (0.38)             -
From net realized gains on investments          (0.89)          (0.31)        (2.76)        (0.97)        (0.97)             -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                       (1.11)          (0.49)        (3.17)        (1.22)        (1.35)             -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 12.30         $ 12.14       $ 11.14       $ 14.48       $ 12.57          $ 11.67
====================================================================================================================================

Total return                                    11.06%          13.66%        (1.90)%       26.59%        20.94%           16.70%
Net assets, end of period (000's)             $43,828         $41,936       $38,012       $27,359       $25,752          $20,433
Ratio of net expenses to average net
   assets                                        1.00%(1)        1.20%         1.24%         1.52%         1.73%            1.38%(1)
Ratio of net investment income to
   average net assets                            1.92%(1)        1.86%         2.00%         1.53%         1.69%            2.80%(1)
Ratio of expenses before reimbursement
   and waiver to average net assets              1.14%(1)        1.26%         1.43%         1.61%          -              -
Portfolio turnover rate                        118.42%         131.62%       105.08%       162.80%       104.84%          164.09%

(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                       CROSSROADS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Period From
                                            Six Month                                                               January 4, 1995
                                           Period Ended                                                              (Commencement
                                            April 30,      Year Ended    Year Ended     Year Ended    Year Ended     of Operations)
                                               2000       October 31,    October 31,   October 31,    October 31,    to October 31,
                                           (Unaudited)        1999          1998           1997          1996             1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period         $ 11.76          $11.08       $ 13.29        $ 12.16       $ 11.53          $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.13            0.30*         0.31*          0.27*         0.25*            0.29*
Net realized and change in unrealized
   gain or loss on investments                  0.83            0.83         (0.37)          2.16          1.64             1.24
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations          0.96            1.13         (0.06)          2.43          1.89             1.53
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                     (0.29)          (0.21)        (0.45)         (0.30)        (0.44)             -
From net realized gains on investments         (0.53)          (0.24)        (1.70)         (1.00)        (0.82)             -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                      (0.82)          (0.45)        (2.15)         (1.30)        (1.26)             -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $ 11.90         $ 11.76       $ 11.08        $ 13.29       $ 12.16          $ 11.53
====================================================================================================================================

Total return                                    8.56%          10.31%        (0.87)%        21.65%        17.66%           15.30%
Net assets, end of period (000's)            $52,652         $48,440       $37,620        $26,028       $22,947          $20,370
Ratio of net expenses to average net
   assets                                       0.95%(1)        1.20%         1.24%          1.57%         1.74%            1.40%(1)
Ratio of net investment income to
   average net assets                           2.64%(1)        2.54%         2.61%          2.13%         2.18%            3.26%(1)
Ratio of expenses before reimbursement
   and waiver to average net assets             1.12%(1)        1.28%         1.40%          1.66%          -                -
Portfolio turnover rate                       102.77%         124.90%       115.65%        161.75%       107.40%          166.93%

(1)  Annualized.
*Per share data calculated using weighted average number of shares outstanding throughout the period.

CLASS I SHARES                                                                         LEGACY
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Period From
                                                                                                                     January 4, 1995
                                              Six Month                                                               (Commencement
                                            Period Ended     Year Ended    Year Ended     Year Ended    Year Ended    of Operations)
                                           April 30, 2000   October 31,    October 31,   October 31,   October 31,    to October 31,
                                             (Unaudited)        1999          1998           1997          1996            1995
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period          $ 10.57          $ 10.21       $ 12.15        $ 11.64       $ 11.41        $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.13             0.34*         0.35*          0.32*         0.29*          0.33*
Net realized and change in unrealized
   gain or loss on investments                   0.58             0.46         (0.07)          1.41          1.20           1.08
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations           0.71             0.80          0.28           1.73          1.49           1.41
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
From net investment income                      (0.30)           (0.22)        (0.60)         (0.33)        (0.50)           -
From net realized gains on investments          (0.34)           (0.22)        (1.62)         (0.89)        (0.76)           -
------------------------------------------------------------------------------------------------------------------------------------
      Total distributions                       (0.64)           (0.44)        (2.22)         (1.22)        (1.26)           -
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 10.64          $ 10.57       $ 10.21        $ 12.15       $ 11.64        $ 11.41
====================================================================================================================================

Total return                                     7.02%            7.99%         2.51%         15.94%        14.11%         14.10%
Net assets, end of period (000's)             $26,972          $24,107       $22,352        $18,313       $22,326        $19,651
Ratio of net expenses to average net
   assets                                        0.90%(1)         1.20%         1.24%          1.63%         1.73%          1.42%(1)
Ratio of net investment income to
   average net assets                            3.70%(1)         3.23%         3.26%          2.77%         2.62%          3.75%(1)
Ratio of expenses before reimbursement
   and waiver to average net assets              1.24%(1)         1.45%         1.67%          1.75%          -              -
Portfolio turnover rate                         76.25%          119.85%       115.12%        158.71%        91.62%        179.88%

(1)  Annualized.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

AETNA SERIES FUND, INC.


AETNA INDEX PLUS PROTECTION FUND

PROSPECTUS



September 28, 2000




Aetna Series Fund, Inc. is an open-end investment company authorized to issue multiple series of shares. This prospectus offers shares of Aetna Index Plus Protection Fund (Fund). The Offering Phase will run from October 2, 2000 through November 30, 2000. All monies to purchase shares during the Offering Phase must be received no later than November 29, 2000.


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

TABLE OF CONTENTS

    THE FUND'S INVESTMENTS                                                     1

      INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS         1

      GUARANTEE PERIOD INVESTMENT OBJECTIVE,
      PRINCIPAL INVESTMENT STRATEGIES AND RISKS                                1

      INDEX PLUS LARGE CAP PERIOD INVESTMENT OBJECTIVE,
      PRINCIPAL INVESTMENT STRATEGIES AND RISKS                                2

      OTHER PRINCIPAL RISKS OF INVESTING IN THE FUND                           3


    FUND EXPENSES                                                              4


    OTHER CONSIDERATIONS                                                       5


    THE GUARANTEE                                                              5


    MANAGEMENT OF THE FUND                                                     7


    INVESTING IN THE FUND                                                      8

      OPENING AN ACCOUNT AND SELECTING A SHARE CLASS                           8

      HOW TO BUY SHARES                                                       10

      HOW TO SELL SHARES                                                      10

      TIMING OF PURCHASE AND REDEMPTION REQUESTS                              11

      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES               12

      DIVIDENDS AND DISTRIBUTIONS                                             13

      TAX INFORMATION                                                         13


    ADDITIONAL INFORMATION                                                    14

THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

GENERAL INFORMATION Aetna Index Plus Protection Fund (Fund) has an Offering Phase, a Guarantee Period and an Index Plus Large Cap Period. Shares of the Fund will be offered during the Offering Phase but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. The Fund will be offered on a continuous basis to existing shareholders during the Index Plus Large Cap Period. The OFFERING PHASE will run from October 2, 2000 through November 30, 2000. All applications to purchase shares must be received by the transfer agent no later than November 29, 2000 (November 1, 2000 in the case of IRA rollovers). During the Offering Phase, Fund assets will be invested exclusively in short-term instruments. Once the Offering Phase terminates, the Guarantee Period begins.

The GUARANTEE PERIOD will run from December 1, 2000 through November 30, 2005 (Guarantee Maturity Date). During the Guarantee Period, all assets will be invested in accordance with the investment objective and strategies described under the heading "Guarantee Period Investment Objective, Principal Investment Strategies and Risks." The Fund guarantees that the value of each shareholder's account on the Guarantee Maturity Date will be no less than the value of that shareholder's account as of the inception of the Guarantee Period (Guarantee) provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if any shares are redeemed before the Guarantee Maturity Date, the shareholder's guaranteed amount will be reduced as more fully described below. The Fund's Guarantee is backed by an unconditional, irrevocable financial guarantee pursuant to a financial guarantee insurance policy issued to Aetna Series Fund, Inc. (Company) for the benefit of the Fund by MBIA Insurance Corporation (MBIA), an AAA/Aaa rated monoline financial guarantor.

During the INDEX PLUS LARGE CAP PERIOD, which will commence immediately following the Guarantee Period, all assets will be managed in accordance with the investment objective and strategies described under the heading "Index Plus Large Cap Period Investment Objective, Principal Investment Strategies and Risks."


The Fund's investment objectives may be changed by the Company's Board of Directors (Board) without shareholder approval.


The Fund is a series of the Company. Investors who wish to purchase another series of the Company (Series) may request a separate prospectus by calling 1-800-238-6254.

GUARANTEE PERIOD INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE   During the Guarantee Period, the Fund seeks to achieve
maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period.

PRINCIPAL INVESTMENT STRATEGIES   Under normal market conditions, during the
Guarantee Period the Fund's assets are allocated between an:

o EQUITY COMPONENT, consisting primarily of common stocks and a
o FIXED COMPONENT, consisting primarily of short- to intermediate-duration U.S. Government securities.

EQUITY COMPONENT   The Equity Component will be managed in an Enhanced Index
Strategy. This means that Aeltus Investment Management, Inc. (Aeltus), the investment adviser to the Fund, invests at least 80% of the Equity Component's net assets in stocks included in the Standard and Poor's 500 Index (S&P 500), other than Aetna Inc., although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500, as described below. The Equity Component may also include S&P 500 futures contracts. The S&P 500 is a stock market index comprised of common stocks of 500 of the largest publicly traded companies in the U.S. selected by Standard and Poor's Corporation (S&P).

Aeltus manages the Equity Component by overweighting those stocks that it believes will outperform the S&P 500 and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the S&P 500. Stocks that Aeltus believes are likely to match the performance of the S&P 500 are invested in proportion to their representation in the index. To determine which stocks to weight more or less heavily, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Equity Component generally holds between 400 and 450 stocks included in the S&P 500. Although the Equity Component will not hold all of the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of the Equity Component and that of the S&P 500 in both rising and falling markets.

FIXED COMPONENT   Aeltus looks to select investments for the Fixed Component with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds which mature within one month of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody's Investors Services, Inc., futures on U.S. Treasury securities and money market instruments.

ASSET ALLOCATION   Aeltus uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the investment objective. The model evaluates a number of factors, including, but not limited to:

o the market value of the Fund's assets as compared to the aggregate guaranteed amount;
o the prevailing level of interest rates;
o equity market volatility; and
o the length of time remaining until the Guarantee Maturity Date.

The model will determine the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and will evaluate the allocations on a daily basis thereafter. Generally, as the market value of the Equity Component rises, more assets are allocated to the Equity Component, and as the market value of the Equity Component declines, more assets are allocated to the Fixed Component.

PRINCIPAL RISKS   The principal risks of an investment in the Fund during the
Guarantee Period are those generally attributable to stock and bond investing. The success of the Fund's strategy depends on Aeltus' ability to allocate assets between the Equity Component and the Fixed Component and in selecting investments within each component. BECAUSE THE FUND INVESTS IN BOTH STOCKS AND BONDS, THE FUND MAY UNDERPERFORM STOCK FUNDS WHEN STOCKS ARE IN FAVOR AND UNDERPERFORM BOND FUNDS WHEN BONDS ARE IN FAVOR.

The risks associated with investing in STOCKS include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

The principal risk associated with investing in BONDS is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is a risk that the issuer will default on the payment of principal or interest.

If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Fund as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Fund would not participate in any subsequent recovery in the equity markets. USE OF THE FIXED COMPONENT REDUCES THE FUND'S ABILITY TO PARTICIPATE AS FULLY IN UPWARD EQUITY MARKET MOVEMENTS, AND THEREFORE REPRESENTS SOME LOSS OF OPPORTUNITY, OR OPPORTUNITY COST, COMPARED TO A PORTFOLIO THAT IS MORE HEAVILY INVESTED IN EQUITIES.

For a description of additional principal risks, see "Other Principal Risks of Investing in the Fund" below.

INDEX PLUS LARGE CAP PERIOD INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT OBJECTIVE   During the Index Plus Large Cap Period, the Fund seeks to
OUTPERFORM THE TOTAL RETURN PERFORMANCE of the S&P 500, while maintaining a market level of risk.

PRINCIPAL INVESTMENT STRATEGIES   During the Index Plus Large Cap Period, the
Fund's principal investment strategies are the same as those of the Enhanced Index Strategy, as described above under Equity Component.

PRINCIPAL RISKS   The principal risks of an investment in the Fund during the
Index Plus Large Cap Period are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund's strategy depends significantly on

Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.

For a description of additional principal risks, see "Other Principal Risks of Investing in the Fund" below.

OTHER PRINCIPAL RISKS OF INVESTING IN THE FUND


If Fund assets do not reach $75 million by the end of the Offering Phase, or in the event of severe market volatility or adverse market conditions during the Offering Phase, the Board reserves the right to liquidate the Fund. In that event, the Fund will not commence the Guarantee Period, but instead will continue to be invested in short-term instruments. Fund shareholders will then be entitled to receive the greater of: (a) their initial investment (including the amount of their Class A front-end sales load, if applicable) or (b) the then current net asset value (NAV) of their shares.


If you may need access to your money at any point prior to the Guarantee Maturity Date or if you prefer to receive your dividends and distributions in cash, you should consider the appropriateness of investing in the Fund. Redemptions made for any reason prior to the Guarantee Maturity Date will be made at NAV, may be subject to a contingent deferred sales charge (CDSC) and are not eligible for the Guarantee. Any distributions that you receive in the form of cash will reduce your Guarantee, as described below.

SHARES OF THE FUND WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THE FUND IF YOU REDEEM YOUR SHARES PRIOR TO THE GUARANTEE MATURITY DATE OR IF YOU CONTINUE TO HOLD FUND SHARES AFTER THE GUARANTEE MATURITY DATE. THERE IS NO GUARANTY THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY.

Because the Fund is new, it does not have performance information an investor may find useful in evaluating the risks of investing in the Fund.

FUND EXPENSES

The following tables describe the Fund's expenses. Shareholder Fees are paid directly by shareholders. Annual Fund Operating Expenses are expressed as a percentage of the Fund's average daily net assets, and are thus paid indirectly by all Fund shareholders.


                                                            SHAREHOLDER FEES
                                                (fees paid directly from your investment)

                                           Maximum Sales                     Maximum Deferred Sales
                                    Charge (Load) on Purchases              Charge (Load) (as a % of
                                    (as a % of purchase price)             gross redemption proceeds)

                         Class A                4.75%                                   None
                         Class B                None                                    5.00%


                                                  ANNUAL FUND OPERATING EXPENSES(1)
                                            (expenses that are deducted from Fund assets)

                                    Distribution                             Total             Fee Waiver/
                 Management            and/or             Other            Operating             Expense            Net
                    Fee         Service (12b-1) Fees     Expenses           Expenses          Reimbursement       Expenses

  Class A          0.65%               0.25%              0.68%              1.58%               0.08%             1.50%
  Class B          0.65%               1.00%              0.68%              2.33%               0.08%             2.25%



 (1)Because the Fund is new, Other Expenses, shown above, are estimated. Aeltus is contractually obligated, through the Guarantee Maturity Date, to waive all or a portion of its management fee and/or administrative services fee and/or reimburse a portion of the Fund's other expenses in order to ensure that the Fund's total operating expenses do not exceed the percentage of the Fund's average daily net assets reflected in the table under Net Expenses. An administrative services fee of 0.10% and a guarantee fee of 0.33% are included in Other Expenses.

                                     EXAMPLE

The following example is designed to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Using the annual fund operating expenses percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:

                                             1 Year*                   3 Years*                  5 Years*

                      Class A                 $620                      $  927                    $1,255
                      Class B                 $728                      $1,003                    $1,405



 * Aeltus is contractually obligated to waive fees and/or reimburse expenses through the Guarantee Maturity Date. Therefore, all figures reflect this waiver/reimbursement.

THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.

OTHER CONSIDERATIONS

In addition to the principal investment strategies and risks described above, the Fund may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI).

USE OF FUTURES CONTRACTS DURING THE GUARANTEE PERIOD   During the Guarantee
Period, the Fund may invest in futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. The Fund uses futures to increase exposure or hedge existing exposure to a particular asset class. During the Guarantee Period, the Fund may only invest in futures contracts on the S&P 500 Index and U.S. Treasury securities.

USE OF FUTURES CONTRACTS AND OPTIONS DURING THE INDEX PLUS LARGE CAP PERIOD During the Index Plus Large Cap Period, the Fund may enter into futures contracts and use options. The Fund primarily uses futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain). Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

RISKS OF INVESTING IN FUTURES CONTRACTS AND OPTIONS   The main risk of investing
in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

PORTFOLIO TURNOVER   Portfolio turnover refers to the frequency of portfolio
transactions and the percentage of portfolio assets being bought and sold during the year. It is expected that the Fund may have a portfolio turnover rate in excess of 200%. A high portfolio turnover rate increases the Fund's transaction costs and may increase your tax liability.

TRANSITION PERIOD   After the Guarantee Maturity Date, the Fund will, in the
ordinary course of its investment activities, sell any fixed-income securities remaining in its portfolio and purchase stocks included in the S&P 500 and S&P 500 futures contracts as soon as reasonably practicable, in order to conform its holdings to the Fund's Index Plus Large Cap Period investment objective.

THE GUARANTEE

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the NAV per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period (Guaranteed Amount). The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from MBIA pursuant to a financial guarantee insurance policy issued by MBIA to, and for the benefit of, the Fund. If, on the Guarantee Maturity Date, the actual NAV per share is less than the Guarantee per Share, MBIA will pay to the Fund an amount sufficient to ensure that each shareholder is entitled to redeem his or her shares for an amount equal to his or her Guaranteed Amount. See the SAI or call 1-800-367-7732 for additional details regarding the Guarantee.

In summary, a shareholder who maintains his or her Fund investment through the Guarantee Maturity Date, makes no redemptions, and reinvests all dividends and distributions will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than the amount initially allocated to the Fund, less the amount of the Class A front-end sales load paid, if any, plus any accrued interest earned during the Offering Phase.

EXAMPLE. Assume you invested $20,000 in Class A shares when the NAV was $10.00 per share. After deducting your sales load of 4.75%, $19,050 will be invested in Class A shares and you will have 1,905 shares in your account.

Assume further that at the end of the day preceding the inception of the Guarantee Period (November 30, 2000), the NAV for Class A shares has increased to $10.02 per share due to appreciation of the Fund during the Offering Phase. Your Guaranteed Amount is based on the NAV determined on the evening of November 30, 2000. To calculate your full guarantee, multiply the shares you own on November 30, 2000 by the NAV per share for your class of shares on November 30, 2000. Using our example:

Shares you own on November 30, 2000                                   1,905.000
NAV per share of Class A shares on
  November 30, 2000                                                   x  $10.02
                                                                     ----------

YOUR GUARANTEED AMOUNT                                               $19,088.10
                                                                     ==========

YOUR GUARANTEED AMOUNT WILL NOT CHANGE DURING THE GUARANTEE PERIOD AS LONG AS YOU REINVEST ALL YOUR DIVIDENDS AND DISTRIBUTIONS AND MAKE NO WITHDRAWALS PRIOR TO THE GUARANTEE MATURITY DATE.

REDEMPTIONS OF SHARES DURING THE GUARANTEE PERIOD WILL DECREASE THE GUARANTEED AMOUNT TO WHICH A SHAREHOLDER IS ENTITLED. If a shareholder redeems shares in the Fund, he or she will then hold fewer shares at the then current Guarantee per Share, thereby reducing the Guaranteed Amount for the shareholder. Redemptions made from the Fund prior to the Guarantee Maturity Date will be made at NAV, which may be higher or lower than the NAV at the inception of the Guarantee Period. For certain shareholders, redemptions made prior to the Guarantee Maturity Date may also be subject to a CDSC.

THE GUARANTEE PER SHARE WILL DECLINE AS DIVIDENDS AND DISTRIBUTIONS ARE MADE TO SHAREHOLDERS. If a shareholder automatically reinvests dividends and distributions in the Fund, he or she will hold a greater number of shares at a reduced Guarantee per Share following payment of a dividend or distribution. The result would be to preserve the Guaranteed Amount he or she was entitled to before the dividend or distribution was made. If a shareholder instead elects to receive any dividends or distributions in cash, he or she will hold the same number of shares at the reduced Guarantee per Share following payment of a dividend or distribution. This will reduce the Guaranteed Amount that such shareholder was entitled to before the dividend or distribution was made.

EXAMPLE. Assume you reinvest your dividends and distributions. The number of shares you own in the Fund will increase at each declaration date. Although the number of shares in your account increases, and the Guarantee per Share decreases, your Guaranteed Amount does not change.

Using our example, assume it is now December 11, 2001 and the Fund declares a dividend of $0.15 per share. Also, assume that the Class A NAV is $11.25 per share at the end of the day on December 11, 2001.

To recalculate your Guarantee per Share:

1. Determine the value of your dividend. Your total dividend will equal the per share dividend multiplied by the number of shares you own the day before the dividend is declared. In our example, we will multiply 1,905 shares by $0.15 per share to arrive at $285.75.

2. Determine the number of shares that will get added to your account when your dividend is reinvested. Your additional shares equal the value of your dividend divided by the ending NAV per share on the day the dividend was declared. In our case, $285.75 divided by $11.25 or 25.400 shares.

3. Adjust your account for your additional shares. Add 1,905 and 25.400 to arrive at your new share balance of 1,930.400.

4. Determine your new Guarantee per Share. Take your original Guaranteed Amount and divide by your new share balance. Using our example, divide $19,088.10 by 1,930.400 shares to arrive at the new Guarantee per Share of $9.8882.

5. YOUR GUARANTEED AMOUNT STILL EQUALS $19,088.10.

This calculation is repeated every time the Fund declares a dividend. Although shareholders can perform this calculation themselves, the Fund will recalculate the Guarantee per Share for each class of shares whenever the Fund declares a dividend. Shareholders will be informed of the new Guarantee per Share, but they can obtain this information at any time by calling 1-800-367-7732.

The Fund's Guarantee is backed by a financial guarantee from MBIA. The Fund will pay to MBIA a fee equal to 0.33% of the average daily net assets of the Fund during the Guarantee Period for providing the financial guarantee insurance policy.

The terms of the Financial Guarantee Agreement prescribe the manner in which the Fund must be managed during the Guarantee Period. Accordingly, the Financial Guarantee Agreement could limit Aeltus' ability to alter the management of the Fund during the Guarantee Period in response to changing market conditions.

See "Tax Information -- Taxes in Relation to the Financial Guarantee" for additional details regarding the financial guarantee.

MANAGEMENT OF THE FUND

Aeltus, 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Fund. Aeltus is responsible for managing the assets of the Fund in accordance with its investment objectives and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.


Aeltus is an indirect wholly owned subsidiary of Aetna Inc. Aetna Inc. has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V., an integrated financial services provider (Transaction).

The Transaction is targeted to close by the end of 2000. Consummation of the Transaction is subject to a number of contingencies, including regulatory approvals, the approval of the shareholders of Aetna Inc., and other closing conditions. Under the Investment Company Act of 1940, the Transaction may result in a change in control of Aeltus and, therefore, may constitute an assignment of the Fund's investment advisory agreement, which would result in a termination of that agreement. Consequently, the Board has approved a new investment advisory agreement, to take effect upon consummation of the Transaction. The new investment advisory agreement is the same as the current agreement in all material respects, except for the date of execution and termination. In the event that the Transaction is not consummated, Aeltus will continue to provide services to the Fund under the current investment advisory agreement.


ADVISORY FEES   For its services, Aeltus is entitled to receive an advisory fee as set forth below. The advisory fee is expressed as an annual rate based on the average daily net assets of the Fund.

Offering Phase                      0.25%
Guarantee Period                    0.65%
Index Plus Large Cap Period         0.45%

PORTFOLIO MANAGEMENT DURING THE GUARANTEE PERIOD

ASSET ALLOCATION   Neil Kochen, Managing Director, Aeltus, is responsible for overseeing the overall Fund strategy and the allocation of Fund assets between the Equity and Fixed Components. Mr. Kochen joined the Aetna organization in 1985 and has served as head of fixed income quantitative research, head of investment strategy and policy, and as a senior portfolio manager.

EQUITY COMPONENT   Geoffrey A. Brod, Portfolio Manager, Aeltus, manages the
Equity Component. He has over 30 years of experience in quantitative applications and has 12 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

FIXED COMPONENT   The Fixed Component is managed by a team of Aeltus
fixed-income specialists.

PORTFOLIO MANAGEMENT DURING THE INDEX PLUS
LARGE CAP PERIOD

Mr. Brod will manage the Fund during the Index Plus Large Cap Period.

INVESTING IN THE FUND

OPENING AN ACCOUNT AND SELECTING A SHARE CLASS

HOW TO OPEN AN ACCOUNT   You may open an account either through your investment
professional or through the sponsor of your employer-sponsored retirement plan. If you are opening an account through your investment professional, he or she will guide you through the process of investing in the Fund. If you are investing through a retirement plan, please refer to your plan materials.

SELECTING A CLASS

CLASS A SHARES

o Front-end sales charge applies (at the time of purchase), which will vary depending on the size of your purchase. No front-end sales charge applies on purchases when the aggregate investment in the Company is at least $1 million.
o No CDSC applies, except in certain instances when the aggregate investment in the Company was at least $1 million.
o Service (12b-1) fee of 0.25% applies.

SALES CHARGES: CLASS A SHARES The table below shows the front-end sales charges you will pay if you purchase Class A shares of the Company in any amount up to $1 million.


                                                         THIS % IS DEDUCTED                   WHICH EQUALS THIS %
                                                          FOR SALES CHARGES                    OF YOUR INVESTMENT
     WHEN YOU INVEST THIS AMOUNT

     Under $50,000                                              4.75%                                4.99%

     $50,000 or more but under $100,000                         4.50%                                4.71%

     $100,000 or more but under $250,000                        3.50%                                3.63%

     $250,000 or more but under $500,000                        2.50%                                2.56%

     $500,000 or more but under $1,000,000                      2.00%                                2.04%

CLASS A SHARES SALES CHARGE WAIVERS The Fund waives the Class A front-end sales charge for purchases made by certain types of shareholders. See the SAI or call 1-800-238-6254 for additional details.


CDSC ON CLASS A SHARES A CDSC is not imposed on Class A shares purchased with an aggregate investment in the Company of less than $1 million. A CDSC may be imposed on Class A shares purchased with an aggregate investment in the Company of at least $1 million. The CDSC on Class A shares will apply only to shares for which a finder's fee is paid to investment professionals pursuant to a distribution agreement with Aeltus Capital, Inc., the Company's principal underwriter. The CDSC imposed (based on the lesser of the current market value or the original cost of the shares being redeemed) is as follows:

     WHEN YOU INVEST THIS AMOUNT                                  THIS % IS DEDUCTED FROM YOUR PROCEEDS

     $1 million or more but under $3 million                                   Year 1 - 1.00%
                                                                               Year 2 - 0.50%

     $3 million or more but under $20 million                                  Year 1 - 0.50%
                                                                               Year 2 - 0.50%

     $20 million or greater                                                    Year 1 - 0.25%
                                                                               Year 2 - 0.25%

CLASS B SHARES

o No front-end sales charge applies.
o CDSC applies (if you sell your shares prior to the Guarantee Maturity Date).
o Distribution (12b-1) fee of 0.75% applies.
o Service fee of 0.25% applies.
o Automatic conversion to Class A at the end of the Guarantee Period.

Investors looking to invest $250,000 or more into the Fund should be aware that they will generally be better served by investing in Class A shares of the Fund, due to Class A's lower level of annual fund operating expenses. However, if an investor looking to invest $250,000 or more into the Fund is concerned that the NAV per share will be lower than the Guarantee per Share on the Guarantee Maturity Date, that investor may be better served by investing in Class B shares.

SALES CHARGES: CLASS B SHARES   The Fund imposes a CDSC on redemptions made
prior to the Guarantee Maturity Date. The table below shows the applicable CDSC based on the time invested.

REDEMPTION DURING                    CDSC
Offering Phase or 1st year of
  Guarantee Period                    5%
2nd year of Guarantee Period          4%
3rd year of Guarantee Period          3%
4th year of Guarantee Period          3%
5th year of Guarantee Period          2%


OTHER POLICIES RELATING TO CHARGES AND FEES

APPLICATION OF A CDSC   To determine whether a CDSC is payable on any
redemption, the Fund will FIRST redeem shares not subject to any charge, and THEN shares held longest during the CDSC period. The CDSC is assessed on an amount equal to the lesser of the current market value or the original cost of the shares being redeemed.

Unless otherwise specified, when you request to sell a stated dollar amount, the Fund will redeem additional shares to cover any CDSC. For requests to sell a stated number of shares, the Fund will deduct the amount of the CDSC, if any, from the sale proceeds.

WHEN THE CDSC DOES NOT APPLY   The CDSC does not apply in certain situations,
including certain retirement distributions and certain redemptions made because of disability or death. See the SAI or call 1-800-238-6254 for additional details.

DISTRIBUTION (12B-1) FEES   With respect to its Class B shares, the Company has
adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay fees for the sale and distribution of its Class B shares. The 12b-1 fees are paid out of the Fund's assets on an ongoing basis, and as a result, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Some or all of the distribution (12b-1) fees may be used to compensate your investment professional.

SERVICE (12B-1) FEES   The Company, with respect to both its Class A and Class B
shares, has adopted a Shareholder Services Plan that allows the payment of servicing fees. The service fees are used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

HOW TO BUY SHARES

MINIMUM INVESTMENT

All accounts, including retirement accounts, require a minimum initial investment of $5,000.

INSTRUCTIONS FOR BUYING FUND SHARES

Please contact your investment professional or consult your plan materials regarding the purchase of Fund shares.

ALL APPLICATIONS TO PURCHASE SHARES DURING THE OFFERING PHASE MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN NOVEMBER 29, 2000 (NOVEMBER 1, 2000, IN THE CASE OF IRA ROLLOVERS). MONIES RECEIVED AFTER NOVEMBER 29, 2000 WILL NOT BE INVESTED IN THE FUND, EXCEPT UNDER SPECIAL CIRCUMSTANCES AS DETERMINED BY THE BOARD. If you are purchasing Fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.


TO OPEN AN ACCOUNT

    BY MAIL Complete and sign your application, make your check payable to Aetna Series Fund, Inc. and mail to:
                    Aetna Series Fund, Inc.
                    c/o PFPC Inc.
                    P.O. Box 9681
                    Providence, RI  02940

                    Your check must be drawn on a bank located within the United States, payable in U.S. dollars, and received by the transfer agent NO LATER THAN NOVEMBER 29, 2000. Cash, credit cards and third party checks cannot be used to open an account.
--------------------------------------------------------------------------------

   BY OVERNIGHT     Follow the instructions above for "By Mail" but send your
   COURIER          completed application and check to:
                    Aetna Series Fund, Inc.
                    c/o PFPC Inc.
                    4400 Computer Drive
                    Westborough, MA  01581
--------------------------------------------------------------------------------

   BY WIRE          Not Available.
--------------------------------------------------------------------------------

   BY ELECTRONIC    Not Available.
   FUNDS TRANSFER

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request through your investment professional, plan sponsor or as described below. Your investment professional may charge you a fee for selling your shares.

Redemption requests may be made in writing or, in amounts up to $50,000, by telephone. The Company requires a medallion signature guarantee if the amount of the redemption request is over $50,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institutions which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide a signature guarantee.

Once your redemption request is received in good order, the Company normally will send the proceeds of the redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, it may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

FUND SHARES MAY BE REDEEMED BY SHAREHOLDERS PRIOR TO THE GUARANTEE MATURITY DATE. HOWEVER, REDEMPTIONS MADE FOR ANY REASON PRIOR TO THE GUARANTEE MATURITY DATE WILL BE MADE AT NAV AND ARE NOT ELIGIBLE FOR THE GUARANTEE. MOREOVER, REDEMPTIONS MAY BE SUBJECT TO A CDSC.

REDEMPTIONS BY MAIL             You may redeem shares you own by sending
                                written instructions to:
                                Aetna Series Fund, Inc.
                                c/o PFPC Inc.
                                P.O. Box 9681
                                Providence, RI 02940

                                Your instructions should identify:
                                o The number of shares or dollar amount to
                                  be redeemed.
                                o Your name and account number.

                                Your instructions must be signed by all
                                person(s) required to sign for the account,
                                exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
--------------------------------------------------------------------------------

REDEMPTIONS BY WIRE             A minimum redemption of $1,000 is required for
                                wire transfers. Redemption proceeds will be
                                transferred by wire to your previously
                                designated bank account or to another
                                destination if the federal funds wire
                                instructions provided with your redemption
                                request are accompanied by a medallion signature
                                guarantee. A $12 fee will be charged for this
                                service.
--------------------------------------------------------------------------------

REDEMPTIONS BY                  Call 1-800-367-7732. Please be prepared to
TELEPHONE                       provide your account number, account name and
                                the amount of the redemption, which generally must be no less than $500 and no more than $50,000.

TIMING OF PURCHASE AND REDEMPTION REQUESTS

Orders that are received by the Fund's transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be processed at the NAV per share calculated that business day (adjusted for the front-end sales charge or CDSC, if applicable). Orders received after the close of regular trading on the New York Stock Exchange will be processed at the NAV per share calculated on the following business day (adjusted for the front-end sales charge or CDSC, if applicable). APPLICATIONS AND/OR FUNDS RECEIVED BY THE TRANSFER AGENT AFTER THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE ON NOVEMBER 29, 2000 WILL NOT BE PROCESSED, EXCEPT UNDER SPECIAL CIRCUMSTANCES DETERMINED BY THE BOARD.

Certain institutions and financial intermediaries (Institutions) may be designated by the Fund to accept purchase and redemption orders. If you purchase or redeem shares through these Institutions, and the Institution receives your order before the close of regular trading on the New York Stock Exchange, each of your shares will be purchased or redeemed at the NAV per share determined that business day, subject to the applicable front-end sales charge or CDSC.

Institutions may be authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. In those instances, the Fund will be deemed to have received a purchase or redemption order when the Institution's authorized designee accepts the order.

Institutions may charge fees or assess other charges for the services they provide to their customers. These fees or charges are retained by the Institution and are not remitted to the Fund.

Shareholders purchasing through an Institution should refer to the Institution's materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

BUSINESS HOURS   The Fund is open on the same days as the New York Stock
Exchange (generally, Monday through Friday). Fund representatives are available from 8:00 a.m. to 8:00 p.m. eastern time on those days.

NET ASSET VALUE   The NAV of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in 60 days or less at the date of valuation are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board.

EXCHANGE PRIVILEGES   There is no fee to exchange shares from the Fund to
another Series of the Company. When you exchange shares, your new shares will be in the equivalent class of your current shares. When you exchange Class B shares of the Fund prior to the Guarantee Maturity Date for Class B shares in another Series of the Company, you will be subject to the CDSC schedule of that Series, but the CDSC will be calculated from the date of your original purchase.

There are no limits on the number of exchanges you can make. However, the Company may suspend or terminate your exchange privilege if you make more than five exchanges out of the Fund in any calendar year, and the Company may refuse to accept any exchange request. The Company reserves the right to reject any specific purchase or exchange request.

TELEPHONE REDEMPTION PRIVILEGES   You automatically receive a telephone
redemption privilege when you establish your account. If you do not want this privilege, you may call 1-800-367-7732 to have it removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a minimum of $500 or a maximum of $50,000. Telephone redemption requests will not be accepted if you:

o  Have submitted a change of address within the preceding 15 calendar days.
o  Are selling shares in a retirement plan account held in trust.

The Fund reserves the right to amend telephone redemption privileges at any time upon notice to shareholders and may refuse a telephone redemption if it believes it is advisable to do so.

ADDITIONAL SERVICES   The Fund offers additional shareholder services. The Fund
reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-800-367-7732 for additional information on any of these services.

o LETTER OF INTENT If, in addition to purchasing Class A shares of the Fund, you agree to purchase a specific amount of Class A shares of one or more Series of the Company (other than Aetna Money Market Fund) over a period of up to 13 months, the front-end sales charge will be calculated at the rate that would have been charged had you purchased the entire amount all at once. You may qualify for a reduced front-end sales charge by notifying us of your intent by completing and returning to us the relevant portion of your application. After the Letter of Intent is filed, each additional investment in a Series will be entitled to the front-end sales charge applicable to the level of investment indicated in the Letter of Intent.

o RIGHT OF ACCUMULATION/CUMULATIVE QUANTITY DISCOUNTS To determine if you may pay a reduced front-end sales charge on Class A purchases, you may add the amount of your current purchase to the cost or current value, whichever is higher, of other Class A shares of other Series (other than Aetna Money Market Fund) owned by you, your family and your company (if you are the sole owner).

o TDD SERVICE Telecommunication Device for the Deaf (TDD) services are offered for hearing impaired shareholders. The dedicated number for this service is 1-800-688-4889.

o TAX-DEFERRED RETIREMENT PLANS The Fund may be used for investment by a variety of tax-deferred retirement plans, such as individual retirement accounts (IRAs, including Roth IRAs) and 401(k) and 403(b)(7) programs sponsored by employers. Purchases made in connection with IRAs and 403(b)(7) accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for IRAs and 403(b)(7) accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted. ALL PURCHASE ORDERS IN CONNECTION WITH IRA ROLLOVERS MUST BE RECEIVED BY THE TRANSFER AGENT NO LATER THAN NOVEMBER 1, 2000.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid annually. Capital gains distributions, if any, are paid on an annual basis in December. To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution, usually in June. Both income dividends and capital gains distributions are paid by the Fund on a per share basis. As a result, at the time of a payment, the share price (or NAV per share) and the Guarantee per Share of the Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS   When completing your application, you must select one of
the following options for dividends and capital gains distributions:

o FULL REINVESTMENT Both dividends and capital gains distributions from the Fund will be reinvested in additional shares of the same class of shares of the Fund, based on the NAV at the close of business on the date the distribution is declared. This option will be selected automatically unless the other option is specified.

o ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Series, provided you have a minimum of $1,000 in that Series at the time of the exchange.

AN ELECTION TO TAKE DISTRIBUTIONS IN CASH WILL REDUCE THE GUARANTEE AS DESCRIBED ABOVE.


TAX INFORMATION

o In general, dividends and short-term capital gains distributions you receive from the Fund are taxable as ordinary income. This is true whether you reinvest your distributions or take them in cash.
o Distributions of other capital gains you receive generally are taxable as long-term capital gains.
o Ordinary income and long-term capital gains are taxed at different rates.
o The rates that you will pay on capital gains distributions will depend on how long the Fund holds its portfolio securities. This is true no matter how long you have owned your shares in the Fund or whether you reinvest your distributions or take them in cash.
o The sale of shares in your account may produce a gain or loss, and typically is a taxable event. For tax purposes, an exchange is the same as a sale.

Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. You should consult your tax professional for assistance in evaluating the tax implications of investing in the Fund.

TAXES IN RELATION TO THE FINANCIAL GUARANTEE   Should it be necessary for MBIA
to make a payment to the Fund, this payment will likely be considered a capital gain to the Fund. Any such capital gain would be offset by the Fund's capital losses, if any, which may be long-term or short-term. The Fund does not intend, and does not expect it will be necessary, to make a distribution to shareholders upon receiving a payment from MBIA under the financial guarantee insurance policy described herein. The Fund's receipt of a payment from MBIA is not expected to have tax ramifications to shareholders.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about the Fund.

You may request free of charge the current SAI, or other information about the Fund, by calling 1-800-238-6254 or writing to:

Aetna Series Fund, Inc.
10 State House Square
Hartford, Connecticut 06103-3602

The SEC also makes available to the public reports and information about the Fund. Certain reports and information, including the SAI, are available on the Edgar Database on the SEC's web site (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information on the operations of the public reference room. You may obtain copies of reports and other information about the Fund, after paying a duplicating fee, by sending an E-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-6352.

                  CLASS A, CLASS B, CLASS C AND CLASS I SHARES
                             AETNA SERIES FUND, INC.

          STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 28, 2000



This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the Class A, Class B and Class C Prospectus dated September 28, 2000 and the Class I Prospectus dated March 1, 2000 as amended September 28, 2000 for Aetna Series Fund, Inc. (Company), for the following funds (Funds). Capitalized terms not defined herein are used as defined in the Prospectuses.

CAPITAL APPRECIATION FUNDS
Aetna Growth Fund (Growth)
Aetna International Fund (International)
Aetna Small Company Fund (Small Company)
Aetna Value Opportunity Fund (Value Opportunity)
Aetna Technology Fund (Technology)

GROWTH & INCOME FUNDS
Aetna Balanced Fund (Balanced)
Aetna Growth and Income Fund (Growth and Income)

INCOME FUNDS
Aetna Bond Fund (Bond Fund)
Aetna Government Fund
Aetna Money Market Fund (Money Market)

INDEX PLUS FUNDS
Aetna Index Plus Large Cap Fund (Index Plus Large Cap)
Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap)
Aetna Index Plus Small Cap Fund (Index Plus Small Cap)


GENERATION FUNDS
Aetna Ascent Fund (Ascent)
Aetna Crossroads Fund (Crossroads)
Aetna Legacy Fund (Legacy)

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Company's Annual Reports, are incorporated herein by reference in this Statement. A free copy of the Company's Annual Reports and each Prospectus is available upon request by writing to: Aetna Series Fund, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, or by calling:
1-800-238-6254.

                                TABLE OF CONTENTS


GENERAL INFORMATION...........................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES...............................4
INVESTMENT TECHNIQUES AND RISK FACTORS........................................6
DIRECTORS AND OFFICERS.......................................................20
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................22
THE INVESTMENT ADVISORY AGREEMENTS...........................................23
THE SUBADVISORY AGREEMENT....................................................26
THE ADMINISTRATIVE SERVICES AGREEMENT........................................27
CUSTODIAN....................................................................29
TRANSFER AGENT...............................................................29
INDEPENDENT AUDITORS.........................................................29
PRINCIPAL UNDERWRITER........................................................30
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..........................30
PURCHASE AND REDEMPTION OF SHARES............................................35
BROKERAGE ALLOCATION AND TRADING POLICIES....................................38
SHAREHOLDER ACCOUNTS AND SERVICES............................................40
NET ASSET VALUE..............................................................41
TAX STATUS...................................................................42
PERFORMANCE INFORMATION......................................................43
FINANCIAL STATEMENTS.........................................................49

                              GENERAL INFORMATION

Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes The Company currently offers multiple series, not all of which are offered through this Statement and the corresponding Prospectuses. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into four classes: Class A, Class B, Class C and Class I. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund. This means the lesser of (a) 67% of the shares of a Fund present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, a Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;


(2) except for Technology, concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, for Ascent, Crossroads and Legacy (collectively referred to as the "Generation Funds"), real estate stocks will be classified as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;


(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);


(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;


(2) except for International and the Generation Funds, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;


(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;


(5) invest more than 15% (10% for Money Market, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the investment adviser, or Elijah Asset Management, LLC (EAM), subadviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Corporation and the industry classifications for International have been selected by Aeltus. Aeltus believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.


Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Options, Futures and Other Derivative Instruments

Each Fund may use certain derivative instruments as a means of achieving its investment objective. For purposes other than hedging, a Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments.

Each Fund (except Money Market) may use the derivative instruments described below and in the Prospectuses. Derivatives that may be used by a Fund (other than Money Market) include forward contracts, swaps, structured notes, futures and options. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund (except Money Market) may use.

Futures Contracts Each Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund can buy and write (sell) options on futures contracts. A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus (or EAM, in the case of Technology).

Each Fund, except the Generation Funds, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Funds are not subject to this restriction. No Fund will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Funds may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund may write and purchase calls on foreign currencies. A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates.

The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

Swap Transactions Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, Aetna Government Fund, Bond Fund, Growth and Income, Balanced, and the Generation Funds may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's transactions in derivatives.

Risk of Imperfect Correlation A Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Funds' Investment in Equity and Debt Securities

Each Fund may invest in equity and debt securities (except that Aetna Government Fund and Money Market may not invest in equity securities). Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities. International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

Variable Rate Demand and Floating Rate Instruments

Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

Foreign Securities

All Funds may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Funds (other than Money Market) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

High-Yield Bonds

All Funds, except International, Technology, Aetna Government Fund and Money Market, may invest in high-yield bonds, subject to the limits described above and in the Prospectuses. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c) any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value.
Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities

Each Fund may invest in zero coupon securities and all Funds (except Money Market) may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

All Funds except Aetna Government Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

All Funds except Aetna Government Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies


All Funds other than Bond Fund, Aetna Government Fund and Money Market may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Supranational Agencies

Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing

Each Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Funds may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.

Bank Obligations

Each Fund may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

Short Sales

Technology may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.

Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

Portfolio Turnover


The portfolio turnover rate for Balanced was significantly higher in 1999 than in 1998 because of a change in portfolio managers for the small cap component, which led to a reallocation of Fund assets. The portfolio turnover rate for Bond Fund was significantly higher in 1999 than in 1998 because of a shift toward a more active investment management process. The portfolio turnover rate for Ascent was significantly higher in 1999 than in 1998 because of increased volatility in the market for small and mid-cap stocks, increased volatility in the quantitative rankings used in managing the Fund, and a shift toward a more active investment management process with respect to fixed-income investments.

                             DIRECTORS AND OFFICERS


The investments and administration of the Company are under the supervision of the Board. The Directors and executive officers of the Company and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc. and Aetna Variable Portfolios, Inc.


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                                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND
             NAME,                      POSITION(S) HELD             POSITIONS HELD WITH AFFILIATED PERSONS OR
        ADDRESS AND AGE                 WITH THE COMPANY               PRINCIPAL UNDERWRITERS OF THE COMPANY)
--------------------------------------------------------------------------------------------------------------------

J. Scott Fox*                     Director and President         Director, Managing Director, Chief Operating
10 State House Square             (Principal Executive Officer)  Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., April 1994 to
Age 45                                                           present; Director, Managing Director, Chief
                                                                 Operating Officer, Chief Financial Officer, Aeltus
                                                                 Capital, Inc., February 1995 to present; Senior
                                                                 Vice President-Operations, Aetna Life Insurance
                                                                 and Annuity Company, March 1997 to December 1997.
--------------------------------------------------------------------------------------------------------------------


Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May 1998 to
10 State House Square                                            present; Vice President, Aetna Investment
Hartford, Connecticut                                            Services, Inc., July 1993 to May 1998.
Age 56
--------------------------------------------------------------------------------------------------------------------

Daniel E. Burton                  Secretary                      Assistant General Counsel and Assistant
10 State House Square                                            Secretary, Aeltus Investment Management, Inc.,
Hartford, Connecticut                                            July 2000 to present; Assistant General Counsel
Age 33                                                           and Assistant Secretary, Aeltus Capital, Inc.,
                                                                 July 2000 to present; Assistant General Counsel
                                                                 and Assistant Secretary, Aeltus Trust Company,
                                                                 July 2000 to present; Counsel, Aetna Financial
                                                                 Services Company, September 1997 to present;
                                                                 Attorney, Securities and Exchange Commission,
                                                                 August 1996 to August 1997; Associate, Kirkpatrick
                                                                 & Lockhart LLP, September 1992 to August 1996.

--------------------------------------------------------------------------------------------------------------------

Albert E. DePrince, Jr.           Director                       Director, Business and Economic Research Center,
3029 St. Johns Drive                                             and Professor of Economics and Finance, Middle
Murfreesboro, Tennessee                                          Tennessee State University, 1991 to present.
Age 59
--------------------------------------------------------------------------------------------------------------------

Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer (Principal   present; Director, Mutual Fund Accounting, Aetna
Age 46                            Financial and Accounting       Life Insurance and Annuity Company, August 1994
                                  Officer)                       to November 1995.
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------


Maria T. Fighetti                 Director                       Associate Commissioner For Contract Management
325 Piermont Road                                                (1996-present), Manager/Attorney (1973-1996),
Closter, New Jersey                                              Health Services, New York City Department of Mental
Age 57                                                           Health, Mental Retardation and Alcohol Services.

--------------------------------------------------------------------------------------------------------------------


David L. Grove                    Director                       Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 82
--------------------------------------------------------------------------------------------------------------------

John Y. Kim*                      Director                       Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to present;
Age 39                                                           Director and President, Aeltus Capital, Inc.,
                                                                 March 1996 to present; President, Aetna Life
                                                                 Insurance and Annuity Company, May 2000 to
                                                                 September 2000; Chief Investment Officer, Aetna
                                                                 Life Insurance and Annuity Company, May 2000 to
                                                                 present; Director, Aetna Life Insurance and
                                                                 Annuity Company, February 1995 to September 2000;
                                                                 Senior Vice President, Aetna Life Insurance and
                                                                 Annuity Company, September 1994 to May 2000 and
                                                                 September 2000 to present.
--------------------------------------------------------------------------------------------------------------------

Sidney Koch                       Director                       Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 65
--------------------------------------------------------------------------------------------------------------------

Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 50                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.
--------------------------------------------------------------------------------------------------------------------

Corine T. Norgaard                Director                       Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 63                                                           School of Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August 1996.
--------------------------------------------------------------------------------------------------------------------

Richard G. Scheide                Director                       Principal, LoBue Associates, Inc., October 1999 to
11 Lily Street                                                   present; Trust and Private Banking Consultant,
Nantucket, Massachusetts                                         David Ross Palmer Consultants, July 1991 to present.
Age 71
--------------------------------------------------------------------------------------------------------------------

During the year ended October 31, 1999, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Company. For the year ended October 31, 1999, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

--------------------------------------------------------------------------------------------------------------------
                                                                                     TOTAL COMPENSATION FROM THE
            NAME OF PERSON                    AGGREGATE COMPENSATION FROM             COMPANY AND FUND COMPLEX
               POSITION                                THE COMPANY                       PAID TO DIRECTORS
--------------------------------------------------------------------------------------------------------------------

Corine Norgaard                                        $10,103                               $73,500
Director
--------------------------------------------------------------------------------------------------------------------

Sidney Koch                                             10,103                                73,500
Director
--------------------------------------------------------------------------------------------------------------------

Maria T. Fighetti*                                      10,361                                75,375
Director
--------------------------------------------------------------------------------------------------------------------

Richard G. Scheide                                      10,790                                78,500
Director, Chairperson
Audit Committee
--------------------------------------------------------------------------------------------------------------------
                                                        10,790
David L. Grove*                                                                               78,500
Director
--------------------------------------------------------------------------------------------------------------------

Albert E. DePrince, Jr.**                               10,361                                75,375
Director, Chairperson
Contract Committee
--------------------------------------------------------------------------------------------------------------------

* During the year ended October 31, 1999, Ms. Fighetti and Dr. Grove deferred $24,000 and $78,500, respectively, of their compensation from the Fund Complex.
** Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of August 31, 2000, Aetna Life Insurance and Annuity Company (Aetna), a Connecticut corporation, and its affiliates had the following interest in the Funds, through direct ownership or through one of Aetna's separate accounts:

                                                               % Aetna and its affiliates
                                      -----------------------------------------------------------------------------
                                                Class I             Class A           Class B           Class C
                                                -------             -------           -------           -------
Aetna Bond Fund                                 51.82%
Aetna Government Fund                           67.80%
Aetna Index Plus Large Cap Fund                 41.57%
Aetna Index Plus Mid Cap Fund                                        1.56%
Aetna Index Plus Small Cap Fund                                      3.12%
Aetna International Fund                         6.48%
Aetna Money Market Fund                         47.63%
Aetna Small Company Fund                        26.85%
Aetna Value Opportunity Fund                                         2.11%
Aetna Ascent Fund                               80.00%
Aetna Crossroads Fund                           77.33%                                 95.89%
Aetna Legacy                                    69.56%                                 91.81%
Aetna Growth Fund                               15.05%
Aetna Growth and Income Fund                    15.96%
Aetna Balanced Fund                             27.32%

Shares of the Funds held beneficially by Aetna and its affiliates are voted in the same proportion as shares held by non-Aetna shareholders of that Fund.

As of March 31, 2000, officers and Directors owned less than 1% of the outstanding shares of any of the Funds.


Aeltus is a wholly owned subsidiary of Aetna. Aetna is registered with the Commission as an investment adviser. Aetna is an indirect wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna Inc. has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep N.V.
(ING), an integrated financial services provider. The transaction is targeted to close by the end of 2000. Upon closing of the transaction, Aeltus will become an indirect wholly owned subsidiary of ING.


                       THE INVESTMENT ADVISORY AGREEMENTS

The Company, on behalf of each Fund, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Fund. Under the Advisory Agreements and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of each Fund including the selection, purchase and sale of securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly owned subsidiary of Aetna Inc., a publicly-owned holding company whose principal operating subsidiaries engage in the health benefits, insurance and financial services businesses in the U.S. and internationally.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as Directors and officers of the Company and that each Fund is responsible for payment of all other of its costs.

Advisory Fees for each Fund are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of the Fund. Listed below are the Advisory Fees that Aeltus is entitled to receive from each Fund at an annual rate based on average daily net assets of each Fund:

                                          ADVISORY FEE                      ASSETS

CAPITAL APPRECIATION FUNDS
Growth                                       0.700%            On first $250 million
                                             0.650%            On next $250 million
                                             0.625%            On next $250 million
                                             0.600%            On next $1.25 billion
                                             0.550%            Over $2 billion

International                                0.850%            On first $250 million
                                             0.800%            On next $250 million
                                             0.775%            On next $250 million
                                             0.750%            On next $1.25 billion
                                             0.700%            Over $2 billion

Small Company                                0.850%            On first $250 million
                                             0.800%            On next $250 million
                                             0.775%            On next $250 million
                                             0.750%            On next $1.25 billion
                                             0.725%            Over $2 billion

Value Opportunity                            0.700%            On first $250 million
                                             0.650%            On next $250 million
                                             0.625%            On next $250 million
                                             0.600%            On next $1.25 billion
                                             0.550%            Over $2 billion

Technology                                   1.050%            On first $500 million
                                             1.025%            On next $500 million
                                             1.000%            Over $1 billion

GROWTH & INCOME FUNDS
Balanced                                     0.800%            On first $500 million
                                             0.750%            On next $500 million
                                             0.700%            On next $1 billion
                                             0.650%            Over $2 billion

Growth and Income                            0.700%            On first $250 million
                                             0.650%            On next $250 million
                                             0.625%            On next $250 million
                                             0.600%            On next $1.25 billion
                                             0.550%            Over $2 billion

INCOME FUNDS
Bond Fund                                    0.500%            On first $250 million
                                             0.475%            On next $250 million
                                             0.450%            On next $250 million
                                             0.425%            On next $1.25 billion
                                             0.400%            Over $2 billion

Aetna Government Fund                        0.500%            On first $250 million
                                             0.475%            On next $250 million
                                             0.450%            On next $250 million
                                             0.425%            On next $1.25 billion
                                             0.400%            Over $2 billion

Money Market                                 0.400%            On first $500 million
                                             0.350%            On next $500 million
                                             0.340%            On next $1 billion
                                             0.330%            On next $1 billion
                                             0.300%            Over $3 billion

INDEX PLUS FUNDS
Index Plus Large Cap                         0.450%            On first $500 million
                                             0.425%            On next $250 million
                                             0.400%            On next $1.25 billion
                                             0.375%            Over $2 billion

Index Plus Mid Cap                           0.450%            On first $500 million
                                             0.425%            On next $250 million
                                             0.400%            On next $1.25 billion
                                             0.375%            Over $2 billion

Index Plus Small Cap                         0.450%            On first $500 million
                                             0.425%            On next $250 million
                                             0.400%            On next $1.25 billion
                                             0.375%            Over $2 billion

GENERATION FUNDS
Ascent Fund                                  0.800%            On first $500 million
                                             0.775%            On next $500 million
                                             0.750%            On next $500 million
                                             0.725%            On next $500 million
                                             0.700%            Over $2 billion

Crossroads Fund                              0.800%            On first $500 million
                                             0.775%            On next $500 million
                                             0.750%            On next $500 million
                                             0.725%            On next $500 million
                                             0.700%            Over $2 billion

Legacy Fund                                  0.800%            On first $500 million
                                             0.775%            On next $500 million
                                             0.750%            On next $500 million
                                             0.725%            On next $500 million
                                             0.700%            Over $2 billion


For the years ended October 31, 1999, October 31, 1998 and October 31, 1997, investment advisory fees were paid to Aetna (investment adviser to the Funds prior to February 2, 1998) and Aeltus (for the period after February 2, 1998) as follows:

Year Ended October 31, 1999
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------


Growth                                 1,484,231                        0               1,484,231
International                            507,245                  107,259                 399,986
Small Company                            488,647                   12,768                 475,879
Value Opportunity                         43,946                   43,946                       0
Balanced                               1,031,227                        0               1,031,227
Growth and Income                      4,374,490                        0               4,374,490
Bond Fund                                226,218                   80,473                 145,745
Aetna Government Fund                     69,754                   69,754                       0
Money Market                           1,844,102                  658,067               1,186,035
Index Plus Large Cap                     667,633                   73,563                 594,070
Index Plus Mid Cap                        42,217                   42,217                       0
Index Plus Small Cap                      35,558                   35,558                       0
Ascent                                   409,705                   29,401                 380,304
Crossroads                               387,278                   37,728                 349,550
Legacy                                   242,377                   77,162                 165,215


Year Ended October 31, 1998
---------------------------

                                   Total Investment                                   Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------


Growth                                   809,670                        0                 809,670
International                            493,627                  110,044                 383,583
Small Company                            298,442                   40,629                 257,813
Value Opportunity*                        28,337                   28,337                       0
Balanced                                 955,035                        0                 955,035


Growth and Income                      4,429,415                        0               4,429,415
Bond Fund                                196,033                   87,410                 108,623
Aetna Government Fund                     62,424                   62,424                       0
Money Market                           1,701,171                1,041,156                 660,015
Index Plus Large Cap                     102,550                  102,550                       0
Index Plus Mid Cap**                      25,868                   25,868                       0
Index Plus Small Cap**                    24,996                   24,996                       0
Ascent                                   295,978                   69,924                 226,054
Crossroads                               295,895                   61,513                 234,382
Legacy                                   174,700                   94,604                  80,096

Year Ended October 31, 1997
---------------------------
                                    Total Investment                                    Net Advisory
Company Name                        Advisory Fees                 Waiver                Fees Paid
------------                        -------------                 ------                ---------

Growth                                   500,660                        0                 500,660
International                            639,565                        0                 639,565
Small Company                            238,340                        0                 238,340
Balanced                                 812,391                        0                 812,391
Growth and Income                      3,385,694                        0               3,385,694
Bond Fund                                163,110                  128,800                  34,310
Aetna Government Fund                     53,048                   53,048                       0
Money Market                           1,782,769                1,782,769                       0
Index Plus Large Cap***                   49,212                   49,212                       0
Ascent                                   202,834                   21,845                 180,989
Crossroads                               186,369                   19,968                 166,401
Legacy                                   151,110                   22,749                 128,361


   *Value Opportunity commenced operations on February 2, 1998. Investment
    Advisory Fees shown are for the period from February 2, 1998 to October 31, 1998.
  **Index Plus Mid Cap and Index Plus Small Cap commenced operations on
    February 3, 1998. Investment Advisory Fees shown are for the period from February 3, 1998 to October 31, 1998.
 ***Index Plus Large Cap commenced operations on December 10, 1996. Investment
    Advisory Fees shown are for the period from December 10, 1996 to October 31, 1997.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the years ended October 31, 1999 and October 31, 1998, Aeltus paid Bradley subadvisory fees of $9,190 and $629, respectively. The subadvisory agreement was terminated as of December 31, 1999.


                            THE SUBADVISORY AGREEMENT

Aeltus and the Company, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM effective March 1, 2000 appointing EAM as subadviser of Technology. Aeltus owns 25% of the outstanding voting securities of EAM.

The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that Aeltus will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectuses. Subadvisory fees are allocated to a particular class on the basis of the net assets of that class in relation to the net assets of Technology.

                      THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to the Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communications; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board.

For its services, Aeltus is entitled to receive from each Fund a fee at an annual rate of 0.10% of its average daily net assets.

For the years ended October 31, 1999, October 31, 1998 and October 31, 1997, administrative services fees were paid to Aeltus and Aetna (for the period January 1, 1997 to April 30, 1998) as follows:

Year Ended October 31, 1999
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------


Growth                                   212,043                        0                        212,043
International                             59,676                        0                         59,676
Small Company                             57,488                        0                         57,488
Value Opportunity                          6,278                    6,278                              0
Balanced                                 128,903                        0                        128,903
Growth and Income                        660,028                        0                        660,028
Bond Fund                                 45,244                        0                         45,244
Aetna Government Fund                     13,951                   13,951                              0
Money Market                             461,026                        0                        461,026
Index Plus Large Cap                     148,363                        0                        148,363
Index Plus Mid Cap                         9,381                    9,381                              0
Index Plus Small Cap                       7,902                    7,902                              0
Ascent                                    51,213                        0                         51,213
Crossroads                                48,410                        0                         48,410
Legacy                                    30,297                        0                         30,297

Year Ended October 31, 1998
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------


Growth                                   149,789                        0                        149,789
International                             82,614                        0                         82,614
Small Company                             45,674                        0                         45,674
Value Opportunity*                         4,048                    4,048                              0
Balanced                                 162,126                        0                        162,126
Growth and Income                        903,105                        0                        903,105
Bond Fund                                 52,793                        0                         52,793
Aetna Government Fund                     16,722                   16,722                              0
Money Market                             586,393                        0                        586,393
Index Plus Large Cap                      27,653                    4,832                         22,821
Index Plus Mid Cap**                       5,748                    5,748                              0
Index Plus Small Cap**                     5,555                    5,555                              0

Ascent                                    47,924                        0                         47,924
Crossroads                                47,989                        0                         47,989
Legacy                                    28,950                        0                         28,950

Year Ended October 31, 1997
---------------------------

                                 Total Administrative          Administrator            Net Administrative
Company Name                         Services Fees                Waiver                Services Fees Paid
------------                         -------------                ------                ------------------


Growth                                   178,807                        0                        178,807
International                            188,108                        0                        188,108
Small Company                             70,100                        0                         70,100
Balanced                                 253,872                        0                        253,872
Growth and Income                      1,228,819                        0                      1,228,819
Bond Fund                                 81,555                        0                         81,555
Aetna Government Fund                     26,524                   26,524                              0
Money Market                           1,094,798                  175,308                        919,490
Index Plus Large Cap***                   27,340                   27,340                              0
Ascent                                    63,386                        0                         63,386
Crossroads                                58,240                        0                         58,240
Legacy                                    47,222                        0                         47,222


   *Value Opportunity commenced operations on February 2, 1998. Administrative
    Services Fees shown are for the period from February 2, 1998 to October 31, 1998.
  **Index Plus Mid Cap and Index Plus Small Cap commenced operations on February
    3, 1998. Administrative Services Fees shown are for the period from February 3, 1998 to October 31, 1998.
 ***Index Plus Large Cap commenced operations on December 10, 1996.
    Administrative Services Fees shown are for the period from December 10, 1996 to October 31, 1997.


                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Funds except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, serves as the transfer agent and dividend-paying agent to the Funds.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Company. KPMG LLP provides audit services, assistance and consultation in connection with Commission filings.

                              PRINCIPAL UNDERWRITER

Shares of each Fund are offered on a continuous basis. Effective May 1, 1998, the Company's Board approved a change in the Company's principal underwriter from Aetna Investment Services, Inc. (AISI), 151 Farmington Avenue, Hartford, Connecticut 06156, to Aeltus Capital, Inc. (ACI), 10 State House Square, Hartford, Connecticut 06103-3602. ACI is a Connecticut corporation, and is a wholly owned subsidiary of Aeltus and an indirect wholly owned subsidiary of Aetna Inc. ACI has agreed to use its best efforts to distribute the shares as the principal underwriter of the Funds pursuant to an Underwriting Agreement between it and the Company.


ACI is an indirect wholly owned subsidiary of Aetna Inc. Aetna Inc. has entered into an agreement to sell certain of its businesses, including ACI, to ING Groep N.V., an integrated financial services provider.

The transaction is targeted to close by the end of 2000. Consummation of the transaction is subject to a number of contingencies, including regulatory approvals, the approval of the shareholders of Aetna Inc., and other closing conditions. Under the Investment Company Act of 1940, the transaction may result in a change in control of ACI and, therefore, may constitute an assignment of the Fund's underwriting agreement, which would result in a termination of that agreement. Consequently, the Board has approved a new underwriting agreement, to take effect upon consummation of the transaction. The new underwriting agreement is the same as the current agreement in all material respects, except for the date of execution and termination. In the event that the transaction is not consummated, ACI will continue to provide services to the Fund under the current underwriting agreement.


               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class A shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). With respect to Class B shares of the Funds, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan. With respect to Class C shares of the Funds (other than Money Market), ACI is paid an annual distribution fee at the rate of 0.75% (0.50% for the Index Plus Funds) of the value of average daily net assets attributable to those shares under a Distribution Plan. The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class B and Class C shares each are also subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under the Class B Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class B shares of each Fund. Under the Class C Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of each Fund except Money Market. The Service Fee may be used by ACI to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution or Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

Prior to February 2, 1998, with respect to Adviser Class (redesignated Class A) shares, AISI received a Rule 12b-1 fee at the rate of 0.50% and a Shareholder Service fee at the rate of 0.25% (0.10% for Money Market) of the value of average daily net assets.

For the years ended October 31, 1999, 1998 and 1997, Shareholder Services and Distribution fees were paid to Aetna (principal underwriter of the Company prior to August 1, 1997), AISI (for the period August 1, 1997 through April 30, 1998) and ACI (for the period after May 1, 1998) as follows:

Year Ended October 31, 1999
Company Name                                Total Underwriting Fees
------------                                -----------------------
Growth                                              $93,265
International                                        53,471
Small Company                                        47,171
Value Opportunity                                     4,741
Balanced                                             46,064
Growth and Income                                   123,267
Bond Fund                                            22,641
Aetna Government Fund                                 8,320
Money Market                                          1,192
Index Plus Large Cap                                267,873
Index Plus Mid Cap                                    8,318
Index Plus Small Cap                                  7,896
Ascent                                               36,042
Crossroads                                           20,360
Legacy                                               16,944

Year Ended October 31, 1998
Company Name                                    Total Underwriting Fees
------------                                    -----------------------
Growth                                              $34,543
International                                        60,303
Small Company                                        29,313
Value Opportunity*                                      861
Balanced                                             24,151
Growth and Income                                    65,703
Bond Fund                                             4,918
Aetna Government Fund                                 2,207
Money Market                                         26,009
Index Plus Large Cap                                 12,230
Index Plus Mid Cap**                                    608
Index Plus Small Cap**                                  682
Ascent                                                5,795
Crossroads                                            5,009
Legacy                                                4,820

Year Ended October 31, 1997
Company Name                                    Total Underwriting Fees
------------                                    -----------------------
Growth                                              $49,657
International                                       166,514
Small Company                                        37,758
Balanced                                             37,922
Growth and Income                                    82,810
Bond Fund                                             5,949
Aetna Government Fund                                 3,948
Money Market                                        141,236
Index Plus Large Cap***                               4,683
Ascent****                                            1,691
Crossroads****                                          764
Legacy****                                              823

    *Value Opportunity commenced operations on February 2, 1998.
  **Index Plus Mid Cap and Index Plus Small Cap commenced operations on February
    3, 1998.
 ***Index Plus Large Cap commenced operations on December 10, 1996.
****Ascent, Crossroads and Legacy Class A Shares commenced operations on January
    20, 1997.

Fees in the amount of $658,067, $26,009 and $141,236, for the years ended October 31, 1999, 1998, and 1997, respectively, were waived for Money Market.

The Distribution Plans and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution Plans may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plans must be approved by the Board in the manner described above. The Distribution Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

For the year ended October 31, 1999, approximately $447,933, $611,129, $1,201,749, $3,465,558 and $624,802 of the Company's total distribution expenses were expended in connection with advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, compensation to broker-dealers and compensation to sales personnel, respectively.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.


The following table applies to Growth, International, Small Company, Value Opportunity, Technology, Balanced, Growth and Income and the Generation Funds:

When you invest this amount                           Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                      5.00%
$50,000 or more but under $100,000                                                 3.75
$100,000 or more but under $250,000                                                2.75
$250,000 or more but under $500,000                                                2.00
$500,000 or more but under $1,000,000                                              1.75

The following table applies to Bond Fund and Aetna Government Fund:

When you invest this amount                           Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                      4.00%
$50,000 or more but under $100,000                                                 3.75
$100,000 or more but under $250,000                                                2.75
$250,000 or more but under $500,000                                                1.75
$500,000 or more but under $1,000,000                                              1.25

The following table applies to Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap (collectively referred to as the Index Plus Funds):


When you invest this amount                           Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                      2.50%
$50,000 or more but under $100,000                                                 2.00
$100,000 or more but under $250,000                                                1.50
$250,000 or more but under $500,000                                                1.00
$500,000 or more but under $1,000,000                                              0.50

Securities dealers that sell Class A shares (other than shares of the Index Plus
Funds) in amounts of $1 million or more may be entitled to receive the following commissions:

                                                                              Commission
                                                                              ----------
o    on sales of $1 million to $3 million                                          1.00%
o    on sales over $3 million to $20 million                                       0.50%
o    on sales over $20 million                                                     0.25%

Securities dealers that sell Class A shares of the Index Plus Funds in amounts of $1 million or more may be entitled to receive the following commissions:

                                                                              Commission
                                                                              ----------
o    on sales of $1 million to $3 million                                          0.50%
o    on sales over $3 million to $20 million                                       0.25%
o    on sales over $20 million                                                     0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price, except that in the case of the Index Plus Funds, the up-front commission is equal to 0.75%. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% (0.50% in the case of the Index Plus Funds) distribution fee for the first year. Beginning in the thirteenth month after the sale is made, ACI uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.

ACI or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ACI with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


In addition, Aeltus may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.


ACI or its affiliates may, from time to time, also make payments to clearing firms that offer networking services which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ACI has agreed to reimburse Financial Network Investment Corporation, an affiliate of ACI, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

Aeltus makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.


ACI may make payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. For the period July 1 through December 31, 2000, ACI has agreed to pay AISI 0.48% of the value of Fund shares sold as a result of such wholesaling efforts. ACI may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.


The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES

Class I shares of the Company are purchased and redeemed at the applicable net asset value (NAV) next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge (CDSC) after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

Any written request to redeem shares in amounts in excess of $50,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

The Funds are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Funds define a "market timer" as an individual, or entity acting on behalf of one or more individuals, if (i) the individual or entity makes three or more exchange requests out of any Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

1.   Redemptions from any Aeltus-advised Fund if you:
     o Originally paid a front-end sales charge on the shares and
     o Reinvest the money within 60 days of the redemption date.

2.   Redemptions from other mutual funds if you:
     o Originally paid a front-end sales charge on the shares and
     o Reinvest the money within 30 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

3. Employees of Aetna Inc. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ACI or any affiliated broker-dealers (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

4. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

5. Certain trust companies and bank trust departments investing on behalf of their clients.

6. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

7. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients.

8. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

9.   Registered investment companies.

10.  Insurance companies (including separate accounts).

11. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

12. Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on:

o redemptions of shares purchased through reinvestment of dividends or capital gains distributions;
o shares purchased more than two years (in the case of Class A shares), six years (in the case of Class B shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
o    redemptions of Money Market Class A and Class C shares unless:
         o those shares were purchased through an exchange from another Fund within two years (in the case of Class A shares) or eighteen months (in the case of Class C shares) prior to the redemption; and
         o the original purchase of the shares exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

o    Exchanges to other Funds of the same class;
o Redemptions following the death or disability of the shareholder or beneficial owner;
o Redemptions related to distributions from retirement plans or accounts under Internal Revenue Section 403(b) after you attain age 70 1/2.
o    Tax-free returns of excess contributions from employee benefit plans;
o Distributions from employee benefit plans, including those due to plan termination or plan transfer; and
o    Redemptions made in connection with the Automatic Cash Withdrawal Plan
     (see Shareholder Services and Other Features), provided that such redemptions:
         o are limited annually to no more than 12% of the original account value; o are made in equal monthly amounts, not to exceed 1% per month; and
         o the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in certain Funds (other than Money Market shares) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' and EAM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus (or EAM, in the case of Technology) may also consider the sale of shares of the Funds and of other investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' and EAM's duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. Aeltus and EAM consider the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of Aeltus and EAM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided.

Research services furnished by brokers through whom the Funds effect securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus or EAM to benefit the Funds.

Consistent with federal law, Aeltus or EAM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of Aeltus and EAM, as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' or EAM's opinion as to which services and which means of payment are in the long-term best interests of the Funds.



Aeltus may buy or sell the same security at or about the same time for a Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. EAM may also buy or sell the same security at or about the same time for a Fund and another advisory client of EAM, including clients in which affiliates of EAM have an interest. Either Aeltus or EAM, as the case may be, normally will aggregate the respective purchases or sales, and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

                                    For Year Ended            For Year Ended            For Year Ended
Fund Name                            Oct. 31, 1999             Oct. 31, 1998             Oct. 31, 1997
---------                            -------------             -------------             -------------

Growth                                  $462,377                 $347,005                   $170,182
International                            497,419                  428,858                    907,087
Small Company                            342,043                  189,609                    167,794
Value Opportunity*                        16,153                   15,334                        N/A
Balanced                                 106,837                   74,562                    131,989
Growth and Income                      1,575,747                2,363,653                  1,908,594
Bond Fund                                    275                        0                          0
Aetna Government Fund                      3,615                        0                          0
Money Market                                   0                        0                          0
Index Plus Large Cap**                   278,464                   44,831                     15,942
Index Plus Mid Cap***                     11,440                   19,919                        N/A
Index Plus Small Cap***                    7,225                   27,474                        N/A
Ascent                                   145,421                  125,071                    113,789
Crossroads                               106,481                  100,787                     79,184
Legacy                                    47,787                   44,163                     47,247

   * Value Opportunity commenced operations on February 2, 1998.
  ** Index Plus Large Cap commenced operations December 10, 1996.
 *** Index Plus Mid Cap and Index Plus Small Cap commenced operations on
     February 3, 1998.


For the year ended October 31, 1999, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:

Company Name                            Commissions Paid on Total Transactions
------------                            --------------------------------------


Growth                                                $68,688
International                                          27,324
Small Company                                          24,708
Value Opportunity                                       3,051
Balanced                                                8,287
Growth and Income                                     318,858
Index Plus Large Cap                                  131,819
Index Plus Mid Cap                                          0
Index Plus Small Cap                                        0
Ascent                                                 21,389
Crossroads                                             15,008
Legacy                                                  5,815


The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.


The Company, Aeltus and ACI, and EAM have adopted Codes of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, they are designed to prohibit a person from taking advantage of a Fund's trades or from acting on inside information. Each of the Codes of Ethics has been filed with and is available from the Securities and Exchange Commission.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $50 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Checkwriting Service

Checkwriting is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the checkwriting service by indicating your election on the application or by calling 1-800-367-7732. All notices with respect to checks must be given to the transfer agent.

Cross Investing

     Dividend Investing You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.

     Systematic Exchange You may establish an automatic exchange of shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-367-7732.

Signature Guarantee


A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $50,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.


                                NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Funds are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation, and all securities in Money Market, will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of a Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund. No attempt is made to present a detailed explanation of the tax treatment of each Fund and no explanation is provided with respect to the tax treatment of any Fund shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

If more than 50% of International's total assets at the close of its fiscal year consist of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Internal Revenue Service (IRS) pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portion in computing their taxable income or use them as foreign tax credits against their U.S. income taxes. If International makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited. Alternatively, if the amount of foreign taxes paid by International is not large enough to warrant its making such an election, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case shareholders would not be required to include any amount of foreign taxes paid by International in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount tax credit for taxes paid by the Fund.

                             PERFORMANCE INFORMATION


Performance information for each class of shares including the yield and effective yield of Money Market, the yield or dividend yield of Bond Fund and Aetna Government Fund and the total return of all Funds, may appear in reports or promotional literature to current or prospective shareholders.


Money Market Yield

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for Money Market for the seven days ended October 31, 1999 were 5.21% and 5.34%, respectively.

30-Day Yield for Certain Non-Money Market Funds


Quotations of yield at the public offering price (POP) for Bond Fund and Aetna Government Fund will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:


                          YIELD = 2[(a - b + 1)(6) - 1]
                                     -----
                                       cd
Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum POP per share on the last day of the period

For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the fund is calculated each day during the period according to the formulas below, and then added together for each day in the period:

o Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

o Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligation (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

For the 30-day period ended October 31, 1999:


                                                                 Yield (at POP)
                                        -----------------------------------------------------------
Name of Fund                            Class A           Class B            Class C         Class I
------------                            -------           -------            -------         -------

Bond Fund                                5.29%             4.79%              4.77%           5.81%
Aetna Government Fund                    5.17%             4.65%              4.67%           5.64%


The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

         d = the NAV per share on the last day of the period.

For the 30-day period ended October 31, 1999:

                                                            Yield (at NAV)
     Name of Fund                                              Class A
     ---------------------                               -------------------

     Bond Fund                                                  5.55%
     Aetna Government Fund                                      5.43%

Dividend Yield


Bond Fund and Aetna Government Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.


To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

            Dividend Yield = (Dividends paid x 12) / Net Asset Value

The Class A dividend yield may also be quoted with the public offering price
(POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended October 31, 1999 were as follows:

           Fund                  Class A (NAV)          Class A (POP)           Class B           Class C
           ----                  -------------          -------------           -------           -------
Bond Fund                            5.05%                  4.81%                4.33%             4.33%
Aetna Government Fund                4.98%                  4.74%                4.22%             4.26%

Average Annual Total Return

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                 P(1 + T)(n) = ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Company may also from time to time include in such advertising a total return figure for Class A, Class B and/or Class C that is not calculated according to the formula set forth above.

Specifically, the Company may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B or Class C that does not take into account the imposition of the applicable CDSC.

All the following figures are based on actual investment performance.

In February 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to the Class A inception date, Class A performance is calculated by using the performance of Class I (formerly Select Class) shares and deducting the Class A front-end sales load and internal fees and expenses of the Adviser Class. In March 1999, the Funds introduced Class B shares. For periods prior to the Class B inception date, Class B performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. For periods prior to the Class C inception date, Class C performance is calculated using the performance of Class I (formerly Select Class) shares, and deducting the internal fees and expenses applicable to the Class C shares. CDSC applies for all Class C shares (except Money Market) redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of Money Market.

Total Return Quotations as of October 31, 1999:
-----------------------------------------------


CLASS I

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            4.88%                  5.41%                   4.82%                  1/3/92
Aetna Government Fund                   0.58%                  7.01%                   5.56%                  1/4/94
Bond Fund                               1.56%                  7.15%                   6.30%                  1/3/92
Balanced                               14.79%                 16.40%                  12.37%                  1/3/92
Growth and Income                      23.00%                 22.01%                  15.79%                  1/3/92
Growth                                 37.09%                 25.65%                  23.21%                  1/4/94
Index Plus Large Cap                   29.05%                 N/A                     26.71%                 12/10/96
Small Company                          20.54%                 19.14%                  16.99%                  1/4/94
International                          28.10%                 15.55%                  12.30%                  1/3/92
Ascent Fund                            13.66%                 N/A                     15.36%                  1/4/95
Crossroads Fund                        10.31%                 N/A                     13.02%                  1/4/95


Legacy Fund                             7.99%                 N/A                     11.23%                  1/4/95
Index Plus Mid Cap                     23.14%                 N/A                     15.03%                  2/3/98
Index Plus Small Cap                   12.46%                 N/A                     -0.14%                  2/3/98
Value Opportunity                      32.88%                 N/A                     17.65%                  2/2/98


CLASS A (assuming payment of the front-end sales load)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Aetna Government Fund                  -4.43%                 5.37%                    4.07%                  1/4/94
Bond Fund                              -3.39%                 5.52%                    4.99%                  1/3/92
Balanced                                7.89%                14.34%                   10.79%                  1/3/92
Growth and Income                      15.61%                19.93%                   14.23%                  1/3/92
Growth                                 28.91%                23.49%                   21.27%                  1/4/94
Index Plus Large Cap                   24.91%                 N/A                     24.86%                 12/10/96
Small Company                          13.25%                17.08%                   15.12%                  1/4/94
International                          20.41%                13.50%                   10.72%                  1/3/92
Ascent Fund                             6.83%                 N/A                     13.36%                  1/4/95
Crossroads Fund                         3.77%                 N/A                     11.05%                  1/4/95
Legacy Fund                             1.46%                 N/A                      9.29%                  1/4/95
Index Plus Mid Cap                     19.12%                 N/A                     12.73%                  2/3/98
Index Plus Small Cap                    8.77%                 N/A                     -2.10%                  2/3/98
Value Opportunity                      24.95%                 N/A                     13.44%                  2/2/98

CLASS A (without payment of the front-end sales load)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            4.88%                  5.41%                   4.82%                  1/3/92
Aetna Government Fund                   0.34%                  6.40%                   4.95%                  1/4/94
Bond Fund                               1.43%                  6.56%                   5.64%                  1/3/92
Balanced                               14.48%                 15.70%                  11.63%                  1/3/92
Growth and Income                      22.67%                 21.36%                  15.09%                  1/3/92
Growth                                 36.78%                 24.96%                  22.51%                  1/4/94
Index Plus Large Cap                   28.78%                 N/A                     26.18%                 12/10/96
Small Company                          20.16%                 18.48%                  16.30%                  1/4/94
International                          27.76%                 14.85%                  11.56%                  1/3/92
Ascent Fund                            13.35%                 N/A                     14.76%                  1/4/95
Crossroads Fund                        10.10%                 N/A                     12.42%                  1/4/95
Legacy Fund                             7.65%                 N/A                     10.64%                  1/4/95
Index Plus Mid Cap                     22.81%                 N/A                     14.72%                  2/3/98
Index Plus Small Cap                   12.13%                 N/A                     -0.38%                  2/3/98
Value Opportunity                      32.57%                 N/A                     17.36%                  2/2/98

CLASS B (assuming payment of the CDSC)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                           -1.16%                  4.04%                   3.79%                  1/3/92
Aetna Government Fund                  -5.33%                  5.62%                   4.36%                  1/4/94
Bond Fund                              -4.15%                  5.79%                   5.26%                  1/3/92
Balanced                                8.68%                 15.03%                  11.26%                  1/3/92
Growth and Income                      16.62%                 20.59%                  14.63%                  1/3/92
Growth                                 30.82%                 24.24%                  21.93%                  1/4/94
Index Plus Large Cap                   22.87%                 N/A                     24.79%                 12/10/96
Small Company                          14.36%                 17.74%                  15.73%                  1/4/94
International                          21.88%                 14.22%                  11.21%                  1/3/92
Ascent Fund                             7.45%                 N/A                     13.96%                  1/4/95
Crossroads Fund                         4.28%                 N/A                     11.63%                  1/4/95
Legacy Fund                             1.86%                 N/A                      9.83%                  1/4/95
Index Plus Mid Cap                     16.85%                 N/A                     11.72%                  2/3/98
Index Plus Small Cap                    6.30%                 N/A                     -3.50%                  2/3/98
Value Opportunity                      26.59%                 N/A                     14.39%                  2/2/98

CLASS B (without payment of the CDSC)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            3.84%                  4.38%                   3.79%                  1/3/92
Aetna Government Fund                  -0.48%                  5.94%                   4.50%                  1/4/94
Bond Fund                               0.74%                  6.10%                   5.26%                  1/3/92
Balanced                               13.68%                 15.26%                  11.26%                  1/3/92
Growth and Income                      21.62%                 20.78%                  14.63%                  1/3/92
Growth                                 35.82%                 24.41%                  21.99%                  1/4/94
Index Plus Large Cap                   27.87%                 N/A                     25.47%                 12/10/96
Small Company                          19.36%                 17.95%                  15.82%                  1/4/94
International                          26.88%                 14.45%                  11.21%                  1/3/92
Ascent Fund                            12.45%                 N/A                     14.21%                  1/4/95
Crossroads Fund                         9.28%                 N/A                     11.90%                  1/4/95
Legacy Fund                             6.86%                 N/A                     10.12%                  1/4/95
Index Plus Mid Cap                     21.85%                 N/A                     13.82%                  2/3/98
Index Plus Small Cap                   11.30%                 N/A                     -1.20%                  2/3/98
Value Opportunity                      31.59%                 N/A                     16.46%                  2/2/98

CLASS C (assuming payment of the CDSC)

FUND NAME                              1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Aetna Government Fund                  -1.41%                  5.94%                   4.51%                  1/4/94
Bond Fund                              -0.30%                  6.09%                   5.25%                  1/3/92
Balanced                               12.64%                 15.25%                  11.25%                  1/3/92
Growth and Income                      20.68%                 20.79%                  14.64%                  1/3/92
Growth                                 34.80%                 24.40%                  21.99%                  1/4/94
Index Plus Large Cap                   27.42%                 N/A                     25.77%                 12/10/96
Small Company                          18.33%                 17.94%                  15.81%                  1/4/94
International                          26.01%                 14.47%                  11.22%                  1/3/92
Ascent Fund                            11.47%                 N/A                     14.21%                  1/4/95
Crossroads Fund                         8.30%                 N/A                     11.90%                  1/4/95
Legacy Fund                             5.88%                 N/A                     10.12%                  1/4/95
Index Plus Mid Cap                     21.44%                 N/A                     14.13%                  2/3/98
Index Plus Small Cap                   10.91%                 N/A                     -0.92%                  2/3/98
Value Opportunity                      30.56%                 N/A                     16.44%                  2/2/98

CLASS C (without payment of the CDSC)

            FUND NAME                  1 YEAR               5 YEARS              SINCE INCEPTION         INCEPTION DATE*

Money Market                            4.88%                  5.41%                   4.82%                  1/3/92
Aetna Government Fund                  -0.46%                  5.94%                   4.51%                  1/4/94
Bond Fund                               0.66%                  6.09%                   5.25%                  1/3/92
Balanced                               13.64%                 15.25%                  11.25%                  1/3/92
Growth and Income                      21.68%                 20.79%                  14.64%                  1/3/92
Growth                                 35.80%                 24.40%                  21.99%                  1/4/94
Index Plus Large Cap                   28.17%                 N/A                     25.77%                 12/10/96
Small Company                          19.33%                 17.94%                  15.81%                  1/4/94
International                          27.01%                 14.47%                  11.22%                  1/3/92
Ascent Fund                            12.47%                 N/A                     14.21%                  1/4/95
Crossroads Fund                         9.30%                 N/A                     11.90%                  1/4/95
Legacy Fund                             6.88%                 N/A                     10.12%                  1/4/95
Index Plus Mid Cap                     22.19%                 N/A                     14.13%                  2/3/98
Index Plus Small Cap                   11.66%                 N/A                     -0.92%                  2/3/98
Value Opportunity                      31.56%                 N/A                     16.44%                  2/2/98

--------------------------
* The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

Performance information for a Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Salmon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.


From time to time, in reports or promotional literature, the Funds may discuss, or provide quotes or commentary of their current portfolio managers, strategists, and other investment personnel, with respect to: the economy; securities markets; portfolio securities and their issuers; investment philosophies; strategies; techniques and criteria used in the selection of securities to be purchased or sold for the Funds; the Funds' portfolio holdings, including the description or graphical representation of portfolio risk and other fundamental data; the investment research and analysis process; the formulation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters. The Funds may also quote or reprint all or a portion of evaluations or descriptions of fund performance and operations appearing in various independent publications.

From time to time, the Funds may also advertise their performance showing the cumulative value of an initial or periodic investment in the Funds in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of any of the Funds.

The Funds may also include in their advertising examples to illustrate basic investment concepts, including but not limited to systematic investment, the effects of compounding, and various tax related concepts, including tax deferred growth and tax equivalent yield.

                              FINANCIAL STATEMENTS


The Financial Statements and the independent auditors' reports, thereon, appearing in the Company's Annual Reports for the year ended October 31, 1999, and the Financial Statements (unaudited) appearing in the Company's Semi-Annual Reports for the periods ended April 30, 2000, are incorporated by reference in this Statement. The Company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-238-6254.






                                             Statement of Additional Information

                             AETNA SERIES FUND, INC.


                        AETNA INDEX PLUS PROTECTION FUND

          Statement of Additional Information dated September 28, 2000



This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectus for the Aetna Index Plus Protection Fund, a series of Aetna Series Fund, Inc. (Company). Capitalized terms not defined herein are used as defined in the Prospectus. The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. This Statement applies only to the Aetna Index Plus Protection Fund (Fund).


A free copy of the Fund's Prospectus is available upon request by writing to the Fund at: 10 State House Square, Hartford, Connecticut 06103-3602, or by calling: 1-800-238-6254.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES................................2
INVESTMENT TECHNIQUES AND RISK FACTORS.........................................3
OTHER CONSIDERATIONS..........................................................17
THE ASSET ALLOCATION PROCESS..................................................17
DIRECTORS AND OFFICERS OF THE FUND............................................18
INVESTMENT ADVISORY AGREEMENT.................................................20
THE FINANCIAL GUARANTY AGREEMENT..............................................21
ADMINISTRATIVE SERVICES AGREEMENT.............................................21
CUSTODIAN.....................................................................22
THE FUND'S FINANCIAL GUARANTOR................................................22
TRANSFER AGENT................................................................22
INDEPENDENT AUDITORS..........................................................22
PRINCIPAL UNDERWRITER.........................................................22
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS...........................23
PURCHASE AND REDEMPTION OF SHARES.............................................25
BROKERAGE ALLOCATION AND TRADING POLICIES.....................................27
SHAREHOLDER ACCOUNTS AND SERVICES.............................................30
NET ASSET VALUE...............................................................30
TAX STATUS....................................................................31
PERFORMANCE INFORMATION.......................................................33

                               GENERAL INFORMATION

Organization The Company was incorporated under the laws of Maryland on June 17, 1991.

Series and Classes Although the Company currently offers multiple series, this Statement applies only to the Fund. The Board of Directors (Board) has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of the Fund are classified into two classes: Class A and Class B. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; and (d) voting rights on matters exclusively affecting a single class.

Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that Class B shares automatically convert to Class A shares at the end of the Guarantee Period. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares of each class held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only interests of one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Company's charter may be amended if the amendment is declared advisable by the Directors and approved by the shareholders of the Company by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Company's By-laws provide for meetings of shareholders to elect Directors at such times as may be determined by the Board or as required by the Investment Company Act of 1940, as amended (1940 Act). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 Act Classification The Fund is a diversified open-end management investment company, as defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

Certain investment policies of the Fund are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without approval by the holders of the lesser of: (a) 67% of the shares of the Fund present at a shareholders' meeting if the holders of more than 50% of the shares then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, the Fund will not:

     (1) Borrow money, except that (a) the Fund may enter into certain futures contracts and, during the Index Plus Large Cap Period, options related thereto;
(b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) the Fund may borrow money for temporary or emergency purposes in amounts not exceeding 15% of the value of its total assets at the time when the loan is made; and (d) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time the value of the Fund's assets fails to meet the 300% coverage requirement relative only to leveraging, the Fund shall, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (2) Act as an underwriter of securities except to the extent that, in connection with the disposition of securities by the Fund for its portfolio, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) Purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts (REITs), which deal in real estate or interests therein; or (ii) during the Index Plus Large Cap Period, the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur, for example, if the Fund holds a security that is collateralized by an interest in real estate and the security defaults).

     (4) Make loans, except that, to the extent appropriate under its investment program, the Fund may purchase bonds, debentures or other debt securities, including short-term obligations; enter into repurchase transactions; and, during the Index Plus Large Cap Period, lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (5) Invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into futures contracts and related options; and may engage in transactions on a when-issued or forward commitment basis.

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or purchase more than 10% of the outstanding voting securities of any issuer.

     (7) Concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change. With respect to fundamental policy number (7) above, industry classifications are determined in accordance with the classifications established by Standard & Poor's, a division of The McGraw-Hill Companies ("S&P").

The Fund also has adopted certain other investment policies and restrictions reflecting the current investment practices of the Fund, which may be changed by the Board and without shareholder vote. Under such policies and restrictions, the Fund will not:

     (1) Mortgage, pledge or hypothecate its assets except in connection with loans of securities as described in (4) above, borrowings as described in (1) above, and permitted transactions involving options, futures contracts and options on such contracts.

     (2) Invest in companies for the purpose of exercising control or management.

     (3) Make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) Invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

     (5) Purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

     (6) Invest more than 10% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).

                     INVESTMENT TECHNIQUES AND RISK FACTORS

Use of Futures and Other Derivative Instruments During the Guarantee Period

During the Guarantee Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

The following provides additional information about those derivative instruments the Fund may use during the Guarantee Period.

Futures Contracts The Fund may enter into futures contracts subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Options Contracts." During the Guarantee Period, the Fund will only enter into futures contracts on the S&P 500 Index and U.S. Treasury securities.

The Fund may purchase and sell futures contracts under the following conditions:
(a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract, (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts, and (c) the notional value of all U.S. Treasury futures shall not exceed 50% of the market value of all corporate bonds, U.S. Treasury Notes and U.S. Agency Notes.

Additional Information Regarding the Use of Futures A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC).

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date.

There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to the Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the instruments or securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of future contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by the Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in the Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund. These daily payments to and from the Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, the Fund will mark-to-market the current value of its open futures contracts. The Fund expects to earn interest income on its initial margin deposits.

When the Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby ensuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

STRIPS, CATS, TIGRs and TRs The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities), CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). These securities are created by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. These securities generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. These securities tend to be subject to the same risks as zero coupon securities. The market prices of these securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Guarantee Period - Zero Coupon Securities" below.)

Use of Options, Futures and Other Derivative Instruments During the Index Plus Large Cap Period

During the Index Plus Large Cap Period, the Fund may use certain derivative instruments, described below and in the Prospectus, as a means of achieving its investment objective. For purposes other than hedging, the Fund will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters.

Derivatives that may be used by the Fund include forward contracts, swaps, structured notes, futures and options. The Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes, or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments the Fund may use during the Index Plus Large Cap Period.

Futures Contracts The Fund may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and standardized as to maturity date and underlying financial instrument. (For additional information regarding the Fund's use of futures contracts during the Index Plus Large Cap Period, see "Additional Information Regarding the Use of Futures" above.)

The Fund can buy and write (sell) options on futures contracts. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options The Fund may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectus, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. The Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

The Fund is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. The Fund may not buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Fund may purchase call and sell put options on equity securities only to close out positions previously opened. The Fund will not write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. The Fund will not write call options on when-issued securities. The Fund purchases call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

The Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that the Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, the Fund might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by the Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The Fund may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect the Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by the Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of the Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by the Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of the Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit the Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect a closing transaction at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options The Fund may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies The Fund may write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Forward Exchange Contracts The Fund may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. The Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. The Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

The Fund may use forward exchange contracts to protect against uncertainty in the level of future exchange rates.

The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Fund of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Swap Transactions The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Aeltus will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Asset-Backed Securities The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on asset-backed securities is lower than the interest rates paid on the loans included in the underlying pool, by the amount of the fees paid to the pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

STRIPS The Fund may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. STRIPS generally trade like zero coupon securities, which do not pay interest periodically but accrue interest until maturity. STRIPS tend to be subject to the same risks as zero coupon securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. (For additional information, see "Additional Investment Techniques and Risk Factors During the Index Plus Large Cap Period - Zero Coupon and Pay-in-Kind Securities" below.)


Additional Restrictions on the Use of Futures and Options Contracts

CFTC regulations require that to prevent the Fund from being a commodity pool, the Fund enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, the Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by it in the cash market. With respect to futures contracts or related options that are entered into during the Index Plus Large Cap Period for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of the Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectus, the following sets forth certain information regarding the potential risks associated with the Fund's transactions in derivatives.

Risk of Imperfect Correlation The Fund's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlates with movements in the value of the assets being hedged. If the value of the assets being hedged does not move in the same amount or direction as the underlying security or index, the hedging strategy for the Fund might not be successful and it could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the Fund will establish a futures or option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund which could require it to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if the judgment of Aeltus Investment Management, Inc. (Aeltus) concerning the general direction of interest rates is incorrect, the overall performance of the Fund may be poorer than if it had not entered into any such contract. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Company does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Additional Investment Techniques and Risk Factors During the Guarantee Period

Foreign Securities The Fund may invest in depositary receipts of foreign companies included in the S&P 500. Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

Zero Coupon Securities The Fund may invest in U.S. Treasury or agency zero coupon securities maturing on or within 90 days preceding the Guarantee Maturity Date. U.S. Treasury or agency zero coupon securities shall be limited to non-callable, non-interest bearing obligations and shall include STRIPS (Separate Trading of Registered Interest and Principal of Securities); CATS (Certificates of Accrual on Treasury Securities); TIGRs (Treasury Investment Growth Receipts) and TRs (Generic Treasury Receipts). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Real Estate Securities The Fund may invest in real estate securities through interests in REITs, provided the REIT is included in the S&P 500. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, or both. Investing in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally, including: periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (e.g. zoning laws) that impair the rights of real estate owners; and adverse developments in the real estate industry.

Corporate Bonds The Fixed Component may consist of non-callable corporate bonds, provided that no less than 40% of the Fund's assets are allocated to the Equity Component. Any corporate bond purchased must mature on a date no more than three years before or after the Guarantee Maturity Date. In addition, each such bond must be rated AA- or higher by S&P or Aa3 or higher by Moody's, provided that if both S&P and Moody's have issued a rating on the security, such rating shall be no less than AA-/Aa3. If a corporate bond is downgraded below this level, Aeltus shall divest the security within 15 business days following the public announcement of such downgrade. No more than 2% of the Fund's assets shall be invested in corporate debt securities of any issuer or its affiliates at the time of investment therein.

Additional Investment Techniques and Risk Factors During the Index Plus Large Cap Period

Repurchase Agreements The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

Variable Rate Demand and Floating Rate Instruments The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

Foreign Securities The Fund may invest in foreign securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

High-Yield Bonds The Fund may invest in high-yield bonds, subject to the limits described above and in the Prospectus. High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c) any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing the Fund's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of the Fund's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

Zero Coupon and Pay-in-Kind Securities The Fund may invest in zero coupon securities and pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

Convertibles The Fund may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities The Fund may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies The Fund may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Supranational Agencies The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Borrowing The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund may borrow for leveraging purposes only if after the borrowing, the value of the Fund's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of the Fund since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Fund does not intend to borrow for leveraging purposes, except that it may invest in leveraged derivatives which have certain risks as outlined above.

Additional Investment Techniques and Risk Factors During Both the Guarantee Period and the Index Plus Large Cap Period

Illiquid Securities The Fund may invest in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Securities that may be resold under Rule 144A under the Securities Act of 1933, as amended (1933
Act) or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be illiquid based on the trading markets for the specific security and other factors. Illiquid securities will not exceed 15% of net assets of the Fund during the Guarantee Period and will not exceed 10% of net assets of the Fund during the Index Plus Large Cap Period.

Bank Obligations The Fund may invest in obligations issued by domestic banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).

                              OTHER CONSIDERATIONS

Acceptance of Deposits During Guarantee Period

The Fund reserves the right to accept additional deposits during the Guarantee Period and to discontinue this practice at its discretion at any time.

                          THE ASSET ALLOCATION PROCESS

In pursuing the Fund's investment objective during the Guarantee Period, Aeltus looks to allocate assets among the Equity Component and the Fixed Component. The allocation of assets depends on a variety of factors, including, but not limited to, the then prevailing level of interest rates, equity market volatility, the market value of Fund assets, and the Guarantee Maturity Date. If interest rates are low (particularly at the inception of the Guarantee Period), Fund assets may be largely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective. In addition, if during the Guarantee Period the equity markets experienced a major decline, the Fund's assets may become largely or entirely invested in the Fixed Component in order to increase the likelihood of meeting the investment objective.

The initial allocation of Fund assets between the Equity Component and the Fixed Component will be determined principally by the prevailing level of interest rates and the volatility of the stock market at the beginning of the Guarantee Period. If at the inception of the Guarantee Period interest rates are low, more assets may have to be allocated to the Fixed Component. Aeltus will monitor the allocation of the Fund's assets on a daily basis.

The asset allocation process will also be affected by Aeltus' ability to manage the Fixed Component. If the Fixed Component provides a return better than that assumed by Aeltus' proprietary model, fewer assets would have to be allocated to the Fixed Component. On the other hand, if the performance of the Fixed Component is poorer than expected, more assets would have to be allocated to the Fixed Component, and the ability of the Fund to participate in any subsequent upward movement in the equity market would be limited.

The process of asset reallocation results in additional transaction costs such as brokerage commissions. The Fund will likely incur increased transactional costs during periods of high volatility. To moderate such costs, Aeltus has built into its proprietary model a factor that will require reallocations only when Equity Component and Fixed Component values have deviated by more than certain minimal amounts since the last reallocation.

                       DIRECTORS AND OFFICERS OF THE FUND

The investments and administration of the Fund are under the supervision of the Board. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Directors and officers hold the same positions with other investment companies in the same Fund Complex: Aetna GET Fund, Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc.

-------------------------------------------------------------------------------------------------------------------------------
             NAME,                    POSITION(S) HELD        PRINCIPAL OCCUPATION DURING PAST FIVE YEARS (AND POSITIONS HELD
        ADDRESS AND AGE                WITH EACH FUND         WITH AFFILIATED PERSONS OR PRINCIPAL UNDERWRITERS OF THE FUND)
-------------------------------------------------------------------------------------------------------------------------------

J. Scott Fox*                     Director and President     Director, Managing Director, Chief Operating Officer,
10 State House Square             (Principal Executive       Chief Financial Officer, Aeltus Investment Management,
Hartford, Connecticut             Officer)                   Inc., April 1994 to present; Director, Managing Director,
Age 45                                                       Chief Operating Officer, Chief Financial Officer, Aeltus
                                                             Capital, Inc., February 1995 to present; Senior Vice
                                                             President--Operations, Aetna Life Insurance and Annuity
                                                             Company, March 1997 to December 1997.
-------------------------------------------------------------------------------------------------------------------------------

Wayne F. Baltzer                  Vice President             Vice President, Aeltus Capital, Inc., May 1998 to present; Vice
10 State House Square                                        President, Aetna Investment Services, Inc., July 1993 to May
Hartford, Connecticut                                        1998.
Age 56
-------------------------------------------------------------------------------------------------------------------------------

Daniel E. Burton                  Secretary                  Assistant General Counsel and Assistant Secretary, Aeltus
10 State House Square                                        Investment Management, Inc., July 2000 to present; Assistant
Hartford, Connecticut                                        General Counsel and Assistant Secretary, Aeltus Capital, Inc.,
Age 33                                                       July 2000 to present; Counsel, Aetna Financial Services Company,
                                                             September 1997 to present; Attorney, Securities and
                                                             Exchange Commission, August 1996 to August 1997; Associate,
                                                             Kirkpatrick & Lockhart LLP September 1992 to August 1996.
-------------------------------------------------------------------------------------------------------------------------------

Albert E. DePrince, Jr.           Director                   Director, Business and Economic Research Center, and Professor
3029 St. Johns Drive                                         of Economics and Finance, Middle Tennessee State University,
Murfreesboro, Tennessee                                      1991 to present.
Age 59
-------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------

Stephanie A. DeSisto              Vice President,            Vice President, Mutual Fund Accounting, Aeltus Investment
10 State House Square             Treasurer and Chief        Management, Inc., November 1995 to present; Director, Mutual
Hartford, Connecticut             Financial Officer          Fund Accounting, Aetna Life Insurance and Annuity Company,
Age 46                            (Principal Financial and   August 1994 to November 1995.
                                  Accounting Officer)
-------------------------------------------------------------------------------------------------------------------------------

Maria T. Fighetti                 Director                   Associate Commissioner for Contract Management (1996
325 Piermont Road                                            to present), Manager/Attorney (1973 to 1996), Health Services,
Closter, New Jersey                                          New York City Department of Mental Health, Mental Retardation
Age 57                                                       and Alcohol Services.
-------------------------------------------------------------------------------------------------------------------------------

David L. Grove                    Director                   Private Investor; Economic/Financial Consultant, December 1985
5 The Knoll                                                  to present.
Armonk, New York
Age 82
-------------------------------------------------------------------------------------------------------------------------------

John Y. Kim*                      Director                   Director, President, Chief Executive Officer, Chief Investment
10 State House Square                                        Officer, Aeltus Investment Management, Inc., December 1995 to
Hartford, Connecticut                                        present; Director and President, Aeltus Capital, Inc., March
Age 39                                                       1996 to present; President, Aetna Life Insurance and
                                                             Annuity Company, May 2000 to September 2000; Chief
                                                             Investment Officer, Aetna Life Insurance and Annuity Company,
                                                             May 2000 to present; Director, Aetna Life Insurance
                                                             and Annuity Company, February 1995 to September
                                                             2000; Senior Vice President, Aetna Life Insurance
                                                             and Annuity Company, September 1994 to May 2000 and
                                                             September 2000 to present.
-------------------------------------------------------------------------------------------------------------------------------

Sidney Koch                       Director                   Financial Adviser, self-employed, January 1993 to present.
455 East 86th Street
New York, New York
Age 65
-------------------------------------------------------------------------------------------------------------------------------

Frank Litwin                      Vice President             Managing Director, Aeltus Investment Management, Inc., August
10 State House Square                                        1997 to present; Managing Director, Aeltus Capital, Inc., May
Hartford, Connecticut                                        1998 to present; Vice President, Fidelity Investments
Age 50                                                       Institutional Services Company, April 1992 to August 1997.
-------------------------------------------------------------------------------------------------------------------------------

Corine T. Norgaard                Director                   Dean of the Barney School of Business, University of
556 Wormwood Hill                                            Hartford (West Hartford, CT), August 1996 to present;
Mansfield Center,                                            Professor, Accounting and Dean of the School of
Connecticut                                                  Management, SUNY Binghamton (Binghamton, NY),
Age 63                                                       August 1993 to August 1996.
-------------------------------------------------------------------------------------------------------------------------------

Richard G. Scheide                Director                   Principal, LoBue Associates Inc., October 1999 to present; Trust
11 Lily Street                                               and Private Banking Consultant, David Ross Palmer Consultants,
Nantucket, Massachusetts                                     July 1991 to present.
Age 71
-------------------------------------------------------------------------------------------------------------------------------


During the fiscal year ended October 31, 1999, members of the Board who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of October 31, 1999, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

---------------------------------------------------------------------------------------
                                      AGGREGATE
         NAME OF PERSON           COMPENSATION FROM     TOTAL COMPENSATION FROM THE
            POSITION                   COMPANY            COMPANY AND FUND COMPLEX
---------------------------------------------------------------------------------------

Corine Norgaard                        $10,103                    $73,500
Director
---------------------------------------------------------------------------------------

Sidney Koch                             10,103                     73,500
Director
---------------------------------------------------------------------------------------

Maria T. Fighetti*                      10,361                     75,375
Director
---------------------------------------------------------------------------------------

Richard G. Scheide                      10,790                     78,500
Director, Chairperson Audit
Committee
---------------------------------------------------------------------------------------

David L. Grove*                         10,790                     78,500
Director
---------------------------------------------------------------------------------------

Albert E. DePrince, Jr.**               10,361                     75,375
Director, Chairperson Contract
Committee
---------------------------------------------------------------------------------------

* During the fiscal year ended October 31, 1999, Ms. Fighetti and Dr. Grove elected to defer compensation in the amount of $24,000 and $78,500, respectively.
** Dr. DePrince replaced Dr. Grove as Chairperson of the Contract Committee as of April 2000.

                          INVESTMENT ADVISORY AGREEMENT


The Fund entered into an investment advisory agreement (Advisory Agreement) appointing Aeltus as the investment adviser of the Fund. Under the Advisory Agreement, and subject to the supervision of the Board, Aeltus has responsibility for supervising all aspects of the operations of the Fund including the selection, purchase and sale of securities. Under the Advisory Agreement, Aeltus is given the right to delegate any or all of its obligations to a subadviser.


The Advisory Agreement provides that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or members of the Board, and that the Fund is responsible for payment of all other of its costs.

For the services under the Advisory Agreement, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.

The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. (ASI). Their continued use is subject to the right of ASI to withdraw this permission in the event Aeltus or another subsidiary or affiliate of Aetna Inc. should not be the investment adviser of the Fund.

                        THE FINANCIAL GUARANTY AGREEMENT

The Fund guarantees that on the Guarantee Maturity Date, each shareholder will be entitled to redeem each of his or her shares for an amount no less than the Guarantee per Share. The Guarantee per Share will equal the net asset value
(NAV) per share on the last day of the Offering Phase, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all dividends and distributions and does not redeem any shares during the Guarantee Period will be entitled to redeem his or her shares held on the Guarantee Maturity Date for an amount no less than his or her account value at the inception of the Guarantee Period. The Fund's Guarantee is backed by an unconditional and irrevocable financial guarantee from MBIA Insurance Corporation (MBIA) pursuant to a financial guarantee insurance policy issued by MBIA to the Company for the benefit of the Fund (the "Insurance Policy").

MBIA, Aeltus and the Company have entered into a Financial Guaranty Agreement specifying the rights and obligations of Aeltus and MBIA with respect to the Fund. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date. The Financial Guaranty Agreement, which contains certain investment parameters, provides that, if Aeltus fails to comply with specific investment parameters during the Guarantee Period as more fully described below, MBIA may direct Aeltus to cure the breach within a prescribed period of time. If Aeltus fails to do so, MBIA may direct trades on behalf of the Fund in order to bring the Fund back into compliance with these investment parameters, and consistent with the Fund's investment objective and strategies.

Aeltus, in managing the Fund during the Guarantee Period, allocates assets to the Equity and Fixed Components. The types of securities which may be held in the Equity Component or the Fixed Component are set forth in the Prospectus and in this Statement (Eligible Security). In the event that, during the Guarantee Period, Aeltus acquires a security that is not an Eligible Security, MBIA has the right under the Financial Guaranty Agreement to direct Aeltus to sell that security and replace it with an Eligible Security within three business days. In the event Aeltus does not sell the security, MBIA reserves the right to direct the Custodian to sell that security and replace it with an Eligible Security.

The specific formula for the Fund's allocation of assets between the Fixed and Equity Components is set forth in the Financial Guaranty Agreement. In the event that MBIA determines that the allocation of assets is inconsistent with the Financial Guaranty Agreement, MBIA can direct the custodian to sell securities and replace them with such Eligible Securities as are necessary to bring the Fund's allocation of assets in compliance with the terms of the Financial Guaranty Agreement.

Finally, if Aeltus breaches any other terms of the Financial Guaranty Agreement, Aeltus has 15 business days to cure the breach. If there is written notification from MBIA of a breach and the breach remains uncured after 15 business days, MBIA will have the right to direct the custodian to buy and sell Eligible Securities.

After any default has been cured (whether by Aeltus or by changes in market prices or as a result of actions taken by MBIA), MBIA has no further right to direct the custodian with respect to that default.

                        ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for the Fund's operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (c) preparing financial information for proxy statements; (d) preparing semi-annual and annual reports to shareholders; (e) calculating the NAV and Guarantee per Share; (f) preparation of certain shareholder communications; (g) supervising the custodian and transfer agent; and (h) reporting to the Board. For its services, Aeltus is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of the Fund. The custodian does not participate in determining the investment policies of the Fund nor in deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

In addition to serving as the custodian of the Fund's assets, the custodian or its affiliate, Russell/Mellon Analytical Services, LLC, will monitor both the allocation of assets and the securities held within the Equity Component and the Fixed Component and report on the same to both Aeltus and MBIA. The custodian is authorized to accept orders from MBIA made pursuant to the Financial Guaranty Agreement.

                         THE FUND'S FINANCIAL GUARANTOR

MBIA, 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the Fund pursuant to a written agreement with Aeltus and the Company. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Company for the benefit of the Fund the Insurance Policy to support the Fund's Guarantee. The Insurance Policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date. MBIA is one of the world's premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer agent and dividend-paying agent to the Fund.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Fund. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.

                              PRINCIPAL UNDERWRITER

Aeltus Capital, Inc. (ACI) has agreed to use its best efforts to distribute the shares as the principal underwriter of the Fund pursuant to an Underwriting Agreement between it and the Fund. Shares of the Fund will be offered during the Offering Phase but will not be offered during the Guarantee Period, except in connection with reinvestment of dividends. The Fund will be offered on a continuous basis to existing shareholders during the Index Plus Large Cap Period. The Underwriting Agreement was approved on June 15, 2000 to continue through December 31, 2000. The Underwriting Agreement may be continued from year to year thereafter if approved annually by the Directors and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of the Fund, appearing in person at a meeting called for the purpose of approving such Agreement, or by a vote of holders of a majority of the Fund's shares. This Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or by vote of holders of a majority of the Fund's shares without the payment of any penalty.

ACI is an indirect wholly owned subsidiary of Aetna Inc. Aetna Inc. has entered into an agreement to sell certain of its businesses, including Aeltus, to ING Groep, N.V., an integrated financial services provider (the "Transaction").

The Transaction is targeted to close by the end of 2000. Consummation of the Transaction is subject to a number of contingencies, including regulatory approvals, the approval of the shareholders of Aetna Inc., and other closing conditions. Under the Investment Company Act of 1940, the Transaction may result in a change in control of ACI and, therefore, may constitute an assignment of the Fund's Underwriting Agreement, which would result in a termination of that agreement. Consequently, the Board of Directors of the Fund has approved a new Underwriting Agreement, to take effect upon consummation of the Transaction. The new Underwriting Agreement is the same as the current agreement in all material respects, except for the date of execution and termination. In the event that the Transaction is not consummated, ACI will continue to provide services to the Fund under the current Underwriting Agreement.


               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ACI. With respect to Class B shares of the Fund, ACI is paid an annual distribution fee at the rate of 0.75% of the value of average daily net assets attributable to those shares under a Distribution Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). The distribution fee for a specific class may be used to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, Statements and sales literature; (b) payments to investment professionals and other persons who provide support services in connection with the distribution of shares; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The distribution fee for Class B shares may also be used to pay the financing costs of accruing certain unreimbursed expenses. ACI may reallow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates.

Class A and Class B shares each are subject to a Shareholder Services Plan adopted pursuant to Rule 12b-1. Under each Shareholder Services Plan, ACI is paid a servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the Fund, respectively. The Service Fee will be used by ACI primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts.

ACI is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution Plan or Shareholder Services Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Distribution Plan and Shareholder Services Plans continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of independent Directors. The Distribution Plan may not be amended to increase the amount to be spent for the services provided by ACI without shareholder approval. All amendments to the Distribution Plan must be approved by the Board in the manner described above. The Distribution Plan may be terminated at any time, without penalty, by vote of a majority of the independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plans. No other interested person of the Fund has a financial interest in the Plans.

Other Payments to Securities Dealers

Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge.

When you invest this amount                        Amount of sales charge typically reallowed to dealers as a percentage of offering price

Under $50,000                                                                            4.00%
$50,000 or more, but under $100,000                                                      3.75
$100,000 or more, but under $250,000                                                     3.00
$250,000 or more, but under $500,000                                                     2.00
$500,000 or more, but under $1,000,000                                                   1.50

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:

                                                                                        Commission
                                                                                        ----------
     o   on sales of $1 million to $3 million;                                           1.00%
     o   on sales over $3 million to $20 million; and                                    0.50%
     o   on sales over $20 million.                                                      0.25%

For sales of Class B shares, your securities dealer is paid an up-front commission equal to 4% of the amount sold. Beginning in the thirteenth month after the sale is made, ACI uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

These breakpoints are reset every 12 months for purposes of additional purchases. ACI may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply.

ACI or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing ACI with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

ACI or its affiliates may, from time to time, also make payments to clearing firms that offer networking services which make the Fund available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.


In addition, Aeltus may make payments of up to 0.05% of the Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow the Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.


ACI has agreed to reimburse Financial Network Investment Corporation, an affiliate of ACI, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

ACI may make payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Fund. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. ACI may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

The value of a shareholder's investment will be unaffected by these payments.

                        PURCHASE AND REDEMPTION OF SHARES

Class A shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received less any applicable front-end sales charge. Class B shares of the Company are purchased at the NAV of the Fund next determined after a purchase order is received. All orders to purchase shares during the Offering Phase must be received by the transfer agent by no later than November 29, 2000 (November 1, 2000 in the case of IRA rollovers).

Class A shares are redeemed at the NAV of the Fund next determined adjusted for any applicable contingent deferred sales charge (CDSC) after a redemption request is received. Class B shares are redeemed at the NAV of the Fund next determined less any applicable CDSC after a redemption request is received. ANY REDEMPTIONS MADE FROM THE FUND PRIOR TO THE GUARANTEE MATURITY DATE WILL BE MADE AT NAV, WHICH MAY BE HIGHER OR LOWER THAN THE NAV AT THE INCEPTION OF THE GUARANTEE PERIOD. MOREOVER, SUCH REDEMPTIONS MAY BE SUBJECT TO A CDSC. AMOUNTS REDEEMED PRIOR TO THE GUARANTEE MATURITY DATE ARE NOT ELIGIBLE FOR THE GUARANTEE.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the New York Stock Exchange (NYSE) is restricted as determined by the Securities and Exchange Commission (Commission) or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Any written request to redeem shares in amounts in excess of $50,000 must bear the signatures of all the registered holders of those shares. A medallion signature guarantee must be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

The Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, the Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase request.

Front-end Sales Charge Waivers

The front-end sales charge will not apply to Class A purchases by:

1. Employees of Aetna Inc. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ACI or any affiliated broker-dealers (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including members of their immediate families).

2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Aeltus-advised fund or through an unregistered separate account sponsored by Aetna or any affiliate thereof or (2) in a registered separate account sponsored by Aetna Life Insurance and Annuity Company or any affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

3. Certain trust companies and bank trust departments investing on behalf of their clients.

4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) on behalf of clients.

6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ACI (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares) and their immediate family members, as allowed by the internal policies of their employer.

7.   Registered investment companies.

8.   Insurance companies (including separate accounts).

9. Shareholders of the Adviser Class of other Series at the time such shares were redesignated as Class A shares.

10.  Certain executive deferred compensation plans.


Contingent Deferred Sales Charge

Certain Class A shares and all Class B shares are subject to a CDSC, as described in the Prospectus. There is no CDSC imposed on Class A shares purchased more than two years prior to the redemption.

CDSC Waivers

The CDSC will be waived for:

     o Redemptions following the death or disability of the shareholder or beneficial owner;
     o Redemptions related to distributions from retirement plans or accounts under Internal Revenue Code (Code) Section 403(b) after you attain age
       70 1/2;
     o Tax-free returns of excess contributions from employee benefit plans; and
     o Distributions from employee benefit plans, including those due to plan termination or plan transfer.

Letter of Intent

You may qualify for a reduced sales charge when you buy Class A shares, as described in the Prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment in the Fund (or in certain other series of the Company) will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in the Fund (and in certain other series of the Company) and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Fund (and in certain other Series of the Company) acquired within 90 days of the day the Letter of Intent is filed will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in certain other Series of the Company in an equivalent amount.

Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. Such an adjustment will be made at NAV and will not be eligible for the Guarantee. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares of the Series already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of certain other Class A shares you own, as well as certain Class A shares of your spouse and children under the age of 21. If you are the sole owner of the Fund, you may also add any other accounts, including retirement plan accounts invested in certain Class A shares of the Company. Companies with one or more retirement plans may add together the total plan assets invested in certain Class A shares of the Series to determine the front-end sales charge that applies.

To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

Additional Rights

The Fund retains certain rights, including the rights to: refuse orders to purchase shares; vary its requirements for initial or additional investments, reinvestments, retirement and employee benefit plans, sponsored arrangements and similar programs; and change or discontinue its sales charge waivers and orders acceptance practices.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of the Board, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.


Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Fund and other investment companies, services related to the execution of trades on behalf of the Fund and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Fund as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in the Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or
(2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Fund.



Aeltus may buy or sell the same security at or about the same time for the Fund and another advisory client of Aeltus, including clients in which affiliates of Aeltus have an interest. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of the funds and/or accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. For underwritten offerings (initial or secondary), in addition to considering the factors mentioned in the previous sentence, Aeltus may employ a rotational method for allocating securities purchased in these offerings. Prices are averaged for aggregated trades.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

The Company, Aeltus and ACI each have adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Shareholder Information

The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of canceled checks.

Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Signature Guarantee

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $50,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

The NAV per share of each class is computed by dividing each class' pro-rata share of a Fund's net assets less any liabilities specifically attributable to that class by the total number of shares outstanding for that class. The Fund's net assets include, among other things, the market value of any securities held by the Fund, any dividends or interest accrued but not collected, other assets adjusted by certain liabilities incurred for the benefit of the Fund, such as payables for securities purchased and certain accrued expenses.

Securities of the Fund are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of foreign securities used in computing the NAV of the shares of the Fund are determined as of the earlier of such market close or the closing time of the NYSE. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the NYSE, or when the foreign market on which such securities trade is closed but the NYSE is open, which will not be reflected in the computation of NAV. If during such periods, events occur which materially affect the value of such securities, the securities may be valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.

                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting the Fund. No attempt is made to present a detailed explanation of the tax treatment of the Fund and no explanation is provided with respect to the tax treatment of any shareholder. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxes in Relation to the Financial Guarantee

Should it be necessary for MBIA to make a payment to the Fund, this payment will likely be considered a capital gain to the Fund. Any such capital gain would be offset by the Fund's capital losses, if any, which may be long-term or short-term. The Fund does not intend, and does not expect it will be necessary, to make a distribution to shareholders upon receiving a payment from MBIA under the financial guarantee insurance policy described herein. The Fund's receipt of a payment from MBIA is not expected to have tax ramifications to shareholders.

                             PERFORMANCE INFORMATION

Performance information for each class of shares, including the total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

Average Annual Total Return

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one and five years (or, if less, up to the life of the Fund), calculated pursuant to the formula:
                               P(1 + T)(n) = ERV
Where:
P    = a hypothetical initial payment of $1,000
T    = an average annual total return
n    = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1 or 5 year period at the end of the 1 or 5 year period (or fractional portion thereof).

The Fund may also from time to time include in such advertising a total return figure for Class A and/or Class B that is not calculated according to the formula set forth above. Specifically, the Fund may include performance for Class A that does not take into account payment of the applicable front-end sales load, or the Company may include performance for Class B that does not take into account the imposition of the applicable CDSC.

Performance information for the Fund may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general;
(b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

From time to time sales materials and advertisements may include comparisons of the cost of borrowing a specific amount of money at a given loan rate over a set period of time to the cost of a monthly investment program, over the same time period, which earns the same rate of return. The comparison may involve historical rates of return on a given index, or may involve performance of the Fund.





                                             Statement of Additional Information

                                     PART C

                                OTHER INFORMATION
                                -----------------


Item 23. Exhibits
-----------------

    (a.1)    Articles of Amendment and Restatement (September 2, 1997)(1)
    (a.2)    Articles of Amendment (October 29, 1997)(2)
    (a.3)    Articles Supplementary (October 29, 1997)(2)
    (a.4)    Articles of Amendment (January 26, 1998)(3)
    (a.5)    Articles Supplementary (June 25, 1998)(4)
    (a.6)    Articles Supplementary (December 22, 1998)(5)
    (a.7)    Articles Supplementary (July 12, 1999)(6)
    (a.8)    Certificate of Correction (September 22, 1999)(7)
    (a.9)    Articles Supplementary (September 27, 1999)(7)
    (a.10)   Articles Supplementary (February 9, 2000)(8)
    (a.11)   Articles Supplementary (April 21, 2000)(9)
    (a.12)   Articles Supplementary (September 13, 2000)
    (a.13)   Articles of Amendment (September 13, 2000)
    (b)      By-laws (as amended September 13, 1994)(10)
    (c)      Instruments Defining Rights of Holders (set forth in the Articles of Amendment and Restatement)(1)
    (d.1)    Investment Advisory Agreement between Aeltus Investment Management,
             Inc. (Aeltus) and Aetna Series Fund, Inc. (Registrant), on behalf of Aetna Balanced Fund, Aetna Bond Fund, Aetna Growth Fund, Aetna
             Growth and Income Fund, Aetna Government Fund, Aetna Index Plus
             Large Cap Fund, Aetna International Fund, Aetna Money Market Fund,
             Aetna Small Company Fund, Aetna Ascent Fund, Aetna Crossroads Fund,
             Aetna Legacy Fund, Aetna High Yield Fund, Aetna Index Plus Bond
             Fund, Aetna Index Plus Mid Cap Fund, Aetna Index Plus Small Cap
             Fund, Aetna Mid Cap Fund, Aetna Real Estate Securities Fund,
             Aetna Value Opportunity Fund and Brokerage Cash Reserves(8)
    (d.2)    Investment Advisory Agreement between Aeltus and the Registrant, on behalf of Aetna Principal Protection Fund I (PPF I)(6)
    (d.3)    Investment Advisory Agreement between Aeltus and the Registrant, on behalf of Aetna Principal Protection Fund II (PPF II)(7)
    (d.4)    Investment Advisory Agreement between Aeltus and the Registrant, on behalf of Aetna Principal Protection Fund III (PPF III)(8)
    (d.5)    Investment Advisory Agreement between Aeltus and the Registrant, on behalf of Aetna Principal Protection Fund IV (PPF IV)(11)
    (d.6)    Investment Advisory Agreement between Aeltus and the Registrant, on behalf of Aetna Technology Fund(8)
    (d.7)    Form of Investment Advisory Agreement between Aeltus and the
             Registrant, on behalf of Aetna Index Plus Protection Fund (IPPF)

    (d.8)    Subadvisory Agreement among Aeltus, the Registrant, on behalf of
             Aetna Technology Fund and Elijah Asset Management, LLC(8)
    (e.1)    Underwriting Agreement between Aeltus Capital, Inc. and the
             Registrant(11)
    (e.2)    Master Selling Dealer Agreement(3)
    (f)      Directors' Deferred Compensation Plan (1)
    (g.1)    Custodian Agreement - Mellon Bank, N.A. (September 1, 1992)(10)
    (g.2)    Amendment to Custodian Agreement - Mellon Bank, N.A. (May 11, 1994)
             (2)
    (g.3)    Amendment to Custodian Agreement - Mellon Bank, N.A. (September 14,
             1994)(10)
    (g.4)    Amendment to Custodian Agreement - Mellon Bank, N.A. (October 11,
             1996)(12)
    (g.5)    Amendment to Custodian Agreement - Mellon Bank, N.A. (January 29,
             1998)(3)
    (g.6)    Amendment to Custodian Agreement - Mellon Bank, N.A. (July 26,
             1999)(6)
    (g.7)    Amendment to Custodian Agreement - Mellon Bank, N.A. (July 26,
             1999)(6)
    (g.8)    Amendment to Custodian Agreement - Mellon Bank, N.A. (October 4,
             1999)(7)
    (g.9)    Amendment to Custodian Agreement - Mellon Bank, N.A. (February 23,
             2000) (8)
    (g.10)   Amendment to Custodian Agreement - Mellon Bank, N.A. (June 22,
             2000)(9)
    (g.11)   Amendment to Custodian Agreement - Mellon Bank, N.A. (September 12,
             2000)
    (g.12)   Custodian Agreement - Brown Brothers Harriman & Company (Aetna
             International Fund) (December 12, 1991)(13)
    (h.1)    Administrative Services Agreement between Aeltus and the
             Registrant, on behalf of Aetna Balanced Fund, Aetna Bond Fund,
             Aetna Growth Fund, Aetna Growth and Income Fund, Aetna Government
             Fund, Aetna Index Plus Large Cap Fund, Aetna International Fund,
             Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent
             Fund, Aetna Crossroads Fund, Aetna Legacy Fund, Aetna High Yield
             Fund, Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund,
             Aetna Index Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real
             Estate Securities Fund, and Aetna Value Opportunity Fund(5)
    (h.2)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of Aetna Bond Fund, Aetna Government
             Fund, Aetna Index Plus Large Cap Fund, Aetna International Fund,
             Aetna Money Market Fund, Aetna Small Company Fund, Aetna Ascent
             Fund, Aetna Crossroads Fund, Aetna Legacy Fund, Aetna High Yield
             Fund, Aetna Index Plus Bond Fund, Aetna Index Plus Mid Cap Fund,
             Aetna Index Plus Small Cap Fund, Aetna Mid Cap Fund, Aetna Real
             Estate Securities Fund, Aetna Value Opportunity Fund and Brokerage
             Cash Reserves(8)
    (h.3)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF I(6)
    (h.4)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF II(7)
    (h.5)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF III(8)

    (h.6)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of PPF IV(9)
    (h.7)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of IPPF
    (h.8)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of Brokerage Cash Reserves(6)
    (h.9)    Amendment to Administrative Services Agreement between Aeltus and the Registrant, on behalf of Aetna Technology Fund(8)
    (h.10)   License Agreement(10)
    (h.11)   Transfer Agent Agreement(4)
    (h.12)   Amendment No. 1 to the Transfer Agency and Services Agreement(14)
    (h.13)   Amendment No. 2 to the Transfer Agency and Services Agreement(14)
    (h.14)   Amendment No. 3 to the Transfer Agency and Services Agreement(5)
    (h.15)   Amendment No. 4 to the Transfer Agency and Services Agreement(7)
    (h.16)   Amendment No. 5 to the Transfer Agency and Services Agreement(15)
    (h.17)   Amendment No. 6 to the Transfer Agency and Services Agreement(8)
    (h.18)   Amendment No. 7 to the Transfer Agency and Services Agreement(9)
    (h.19)   Amendment No. 8 to the Transfer Agency and Services Agreement for
             IMPRESSNet(R)Services
    (h.20)   Amendment No. 8 to the Transfer Agency and Services Agreement
    (h.21)   Financial Guaranty Agreement among the Registrant, Aeltus and
             MBIA(7)
    (h.22)   First Amendment to Financial Guaranty Agreement(11)
    (h.23)   Second Amendment to Financial Guaranty Agreement(16)
    (h.24)   Custodian Service Agreement among the Registrant, on behalf of
             PPF I, MBIA, and Mellon Bank, N.A.(17)
    (h.25)   Custodian Monitoring Agreement among the Registrant, on behalf of
             PPF I, MBIA, and Russell/Mellon Analytical Services, LLC
             (Russell/Mellon)(17)
    (h.26)   Custodian Service Agreement among the Registrant, on behalf of
             PPF II, MBIA, and Mellon Bank, N.A.(17)
    (h.27)   Custodian Monitoring Agreement among the Registrant, on behalf of
             PPF II, MBIA, and Russell/Mellon Analytical Services, LLC
             (Russell/Mellon)(17)
    (h.28)   Custodian Service Agreement among the Registrant, on behalf of
             PPF III, MBIA, and Mellon Bank, N.A.(9)
    (h.29)   Custodian Monitoring Agreement among the Registrant, on behalf of
             PPF III, MBIA, and Russell/Mellon Analytical Services, LLC
             (Russell/Mellon)(9)
    (h.30)   Custodian Service Agreement among the Registrant, on behalf of
             PPF IV, MBIA, and Mellon Bank, N.A.
    (h.31)   Custodian Monitoring Agreement among the Registrant, on behalf of
             PPF IV, MBIA, and Russell/Mellon Analytical Services, LLC
             (Russell/Mellon)
    (h.32)   Form of Custodian Service Agreement among the Registrant, on behalf of IPPF, MBIA, and Mellon Bank, N.A.
    (h.33)   Form of Custodian Monitoring Agreement among the Registrant, on behalf of IPPF, MBIA, and Russell/Mellon Analytical Services, LLC
             (Russell/Mellon)
    (i)      Opinion and Consent of Counsel
    (j)      Consent of Independent Auditors

    (k)      Not applicable
    (l)      Initial Capital Agreement(14)
    (m.1)    Distribution Plan (Class A)(11)
    (m.2)    Distribution Plan (Class B)(11)
    (m.3)    Distribution Plan (Class C)(8)
    (m.4)    Distribution Plan (Brokerage Cash Reserves)(6)
    (m.5)    Shareholder Services Plan (Class A)(16)
    (m.6)    Shareholder Services Plan (Class B)(11)
    (m.7)    Shareholder Services Plan (Class C) (8)
    (m.8)    Shareholder Services Plan (Brokerage Cash Reserves)(6)
    (n)      Not applicable
    (o)      Multiple Class Plan(11)
    (p.1)    Aeltus Code of Ethics(18)
    (p.2)    Aetna Mutual Funds Code of Ethics(18)
    (p.3)    Elijah Asset Management, LLC Code of Ethics(18)
    (q.1)    Power of Attorney (November 6, 1998)(14)
    (q.2)    Authorization for Signatures(19)



1. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission (SEC) on January 16, 1998.
2. Incorporated herein by reference to Post-Effective Amendment No. 23 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on November 3, 1997.
3. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on April 24, 1998.
4. Incorporated herein by reference to Post-Effective Amendment No. 26 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on June 29, 1998.
5. Incorporated herein by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on February 25, 1999.
6. Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 29, 1999.
7. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on October 6, 1999.
8. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on February 23, 2000.
9. Incorporated herein by reference to Post-Effective Amendment No. 40 to Registration Statement on Form N-1A, (File No. 33-41694), as filed with the SEC on June 28, 2000.
10. Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A, (File No. 33-85620), as filed with the SEC on June 28, 1995.
11. Incorporated herein by reference to Post-Effective Amendment No. 41 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on July 18, 2000.
12. Incorporated herein by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 10, 1996.

13. Incorporated herein by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on September 20, 1996.
14. Incorporated herein by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 17, 1998.
15. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 10, 1999.
16. Incorporated herein by reference to Post-Effective Amendment No. 43 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on August 29, 2000.
17. Incorporated herein by reference to Post-Effective Amendment No. 37 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the SEC on December 16, 1999.
18. Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on August 1, 2000.
19. Incorporated herein by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on September 26, 1997.

Item 24. Persons Controlled by or Under Common Control
------------------------------------------------------

    Registrant is a Maryland corporation for which separate financial statements are filed. As of August 31, 2000, Aetna Life Insurance and Annuity Company (Aetna) and its affiliates had the following interest in the series of the Registrant, through direct ownership or through one of Aetna's separate accounts:

                                                                               % Aetna
                                             ----------------------------------------------------------------------------
                                                     Class I            Class A             Class B           Class C
                                                     -------            -------             -------           -------

Aetna Balanced Fund                                   27.32%
Aetna Bond Fund                                       51.82%
Aetna Government Fund                                 67.80%
Aetna Growth Fund                                     15.05%
Aetna Growth and Income Fund                          15.96%
Aetna Index Plus Large Cap Fund                       41.57%
Aetna Index Plus Mid Cap Fund                                            1.56%
Aetna Index Plus Small Cap Fund                                          3.12%
Aetna International Fund                              6.48%
Aetna Money Market Fund                               47.63%
Aetna Small Company Fund                              26.85%
Aetna Value Opportunity Fund                                             2.11%
Aetna Ascent Fund                                     80.00%
Aetna Crossroads Fund                                 77.33%                                95.89%
Aetna Legacy Fund                                     69.56%                                91.81%

    Aetna is an indirect wholly owned subsidiary of Aetna Inc.


    A list of persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to
    Item 26 of the Registration Statement on Form N-4 (File No. 33-75962), as filed with the SEC on August 18, 2000.

    As of August 31, 2000, Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, 1 Pershing Plaza, Jersey City, NJ 07399-0002, owned of record 100% of Brokerage Cash Reserves.


Item 25. Indemnification
------------------------

    Article 12, Section (d) of the Registrant's Articles of Amendment and Restatement, incorporated herein by reference to Exhibit (a.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed on January 16, 1998, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers/errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

    Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 33-41694), as filed on February 25, 1999, provides for indemnification of the Administrator.

    Section 8 of the Underwriting Agreement, incorporated herein as Exhibit (e.1) to Registrant's Statement on Form N-1A (File No. 33-41694), as filed on July 18, 2000, provides for indemnification of the Underwriter, its several officers and directors, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933.

    Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26.  Business and Other Connections of Investment Adviser
--------------------------------------------------------------

    The investment adviser, Aeltus Investment Management, Inc. (Aeltus), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Variable Portfolios, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). Aeltus also acts as investment adviser to certain private accounts.

    The following table summarizes the business connections of the directors and principal officers of the Investment Adviser.

------------------------------ ----------------------------------- ----------------------------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1997/Addresses*
------------------------------ ----------------------------------- -----------------------------------------------------------------

John Y. Kim                    Director, President, Chief          President (May 2000 - September 2000) - Aetna; Director
                               Executive Officer, Chief            (February 1995 - September 2000) - Aetna;  Chief Investment
                               Investment Officer                  Officer (since May 2000) - Aetna; Director, President, Chief
                                                                   Executive Officer, Chief Investment Officer (since May 1996) -
                                                                   Aeltus Trust Company; Senior Vice President (September 1994 -
                                                                   May 2000) and (since September 2000) - Aetna.

J. Scott Fox                   Director, Managing                  Director, Managing Director, Chief Operating Officer
                               Director, Chief Operating           and Chief Financial Officer (since September 1997) -
                               Officer, Chief Financial            Aeltus Trust Company; Director, Managing Director,
                               Officer                             Chief Operating Officer, Chief Financial Officer (since
                                                                   November 1997) - Aeltus Capital, Inc.; Vice President (April
                                                                   1997 - April 1998) - Aetna Retirement Services, Inc.; Director
                                                                   and Senior Vice President (March 1997 - February 1998) - Aetna.

Thomas J. McInerney            Director                            Director (since February 1998), President (since
                                                                   August 1997) - Aetna Retirement Services, Inc.; Director and
                                                                   President (September 1997 - May 2000) and (since September 2000)
                                                                   - Aetna; Executive Vice President (since August 1997)
                                                                   - Aetna Inc.

Catherine H. Smith             Director                            Director (since March 1999), Senior Vice President
                                                                   (since April 1999), Chief Financial Officer (since
                                                                   February 1998) - Aetna Retirement Services, Inc.;
                                                                   Director, Senior Vice President and Chief Financial
                                                                   Officer (since February 1998) - Aetna; Vice
                                                                   President, Strategy, Finance and Administration,
                                                                   Financial Relations (September 1996 - February 1998)
                                                                   - Aetna Inc.

------------------------------ ----------------------------------- ----------------------------------------------------------------
Name                           Positions and Offices               Other Principal Position(s) Held
                               with Investment Adviser             Since Oct. 31, 1997/Addresses*
------------------------------ ----------------------------------- -----------------------------------------------------------------

Stephanie A. DeSisto           Vice President                      Vice President (since April 2000) - Aeltus Trust
                                                                   Company.

Michael Gioffre                Assistant General Counsel           General Counsel and Secretary (since July 2000) -
                               and Secretary                       Aeltus Capital, Inc.; General Counsel and
                                                                   Secretary (since July 2000) - Aeltus Trust
                                                                   Company; Assistant Secretary (September 1998 -
                                                                   July 2000) - Aeltus Capital, Inc.; Assistant
                                                                   Secretary (September 1998 - July 2000) - Aeltus
                                                                   Trust Company.

Brian K. Kawakami              Vice President, Chief               Chief Compliance Officer & Director (since January
                               Compliance Officer                  1996) - Aeltus Trust Company; Chief Compliance
                                                                   Officer (since August 1993) - Aeltus Capital, Inc.

Neil Kochen                    Managing Director, Equity           Managing Director (since April 1996) - Aeltus Trust
                               Investments                         Company; Managing Director (since August 1996) -
                                                                   Aeltus Capital, Inc.

Frank Litwin                   Managing Director, Retail           Managing Director (since September 1997)
                               Marketing and Sales                 - Aeltus Trust Company.

L. Charles Meythaler           Managing Director,                  Director (since July 1997) - Aeltus Trust Company;
                               Institutional Marketing             Managing Director (since June 1997) - Aeltus Trust
                               and Sales                           Company.

James Sweeney                  Managing Director, Fixed Income     Managing Director (since June 1999) - Aeltus Trust
                               Investments                         Company.

    * Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.


For information regarding Elijah Asset Management, LLC (EAM), the subadviser for Aetna Technology Fund, reference is made to the section entitled "Subadviser" in the Class A, Class B and Class C Prospectus dated September 28, 2000, and the Class I Prospectus dated March 1, 2000 as amended September 28, 2000, and the Statement of Additional Information dated September 28, 2000. For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and principal officers of EAM, reference is made to EAM's current Form ADV (File No. 801-56227) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


Item 27. Principal Underwriters
-------------------------------

    (a)    None

    (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:


Name and Principal                    Positions and Offices                          Positions and Offices
Business Address*                     with Principal Underwriter                     with Registrant
-----------------                     --------------------------                     ---------------
John Y. Kim                           Director and President                         Director

J. Scott Fox                          Director, Managing Director, Chief             Director and President
                                      Operating Officer, Chief Financial
                                      Officer

Michael Gioffre                       Assistant General Counsel and                  Assistant Secretary
                                      Secretary

Brian K. Kawakami                     Director, Vice President, Chief                None
                                      Compliance Officer

Frank Litwin                          Director, Managing Director                    Vice President

Daniel F. Wilcox                      Vice President, Finance and Treasurer          None

    *The principal business address of all directors and officers listed is 10 State House Square, Hartford, Connecticut 06103-3602.

    (c)    Not applicable.

Item 28.  Location of Accounts and Records
------------------------------------------

    As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus (and its subadviser, EAM, in the case of Aetna Technology Fund), maintain physical possession of each account, book or other document, at 10 State House Square, Hartford, Connecticut 06103-3602 or 100 Pine Street, Suite 420, San Francisco, California 94111.

    Shareholder records are maintained by the transfer agent, PFPC Inc., 4400 Computer Drive, Westboro, Massachusetts 01581.

Item 29.  Management Services
-----------------------------

    Not applicable.

Item 30.  Undertakings
----------------------

    Not applicable.

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford and State of Connecticut on the 27th day of September 2000.


                                     AETNA SERIES FUND, INC.
                                     ---------------------------------------
                                     Registrant

                                     By  J. Scott Fox*
                                         -----------------------------------
                                         J. Scott Fox
                                         President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                                     Title                                                 Date
---------                                     -----                                                 ----

J. Scott Fox*                                 President and Director                )
-------------------------------------------   (Principal Executive Officer)         )
J. Scott Fox                                                                        )
                                                                                    )
Albert E. DePrince, Jr.*                      Director                              )
-------------------------------------------                                         )
Albert E. DePrince, Jr.                                                             )
                                                                                    )
Maria T. Fighetti*                            Director                              )               September
-------------------------------------------                                         )               27, 2000
Maria T. Fighetti                                                                   )
                                                                                    )
David L. Grove*                               Director                              )
-------------------------------------------                                         )
David L. Grove                                                                      )
                                                                                    )
John Y. Kim*                                  Director                              )
-------------------------------------------                                         )
John Y. Kim                                                                         )
                                                                                    )
Sidney Koch*                                  Director                              )
-------------------------------------------                                         )
Sidney Koch                                                                         )
                                                                                    )
Corine T. Norgaard*                           Director                              )
-------------------------------------------                                         )
Corine T. Norgaard                                                                  )
                                                                                    )
                                                                                    )


Richard G. Scheide*                           Director                              )
-------------------------------------------                                         )
Richard G. Scheide                                                                  )
                                                                                    )
Stephanie A. DeSisto*                         Treasurer and Chief Financial Officer )
-------------------------------------------   (Principal Financial and Accounting   )
Stephanie A. DeSisto                          Officer)                              )
                                                                                    )

By:    /s/ Michael Gioffre
       ---------------------------------------------------
       *Michael Gioffre
        Attorney-in-Fact

    *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                            Aetna Series Fund, Inc.
                                 EXHIBIT INDEX


Exhibit No.         Exhibit                                                                               Page
-----------         -------                                                                               ----

99-(a.12)           Articles Supplementary
                                                                                                    ------------------

99-(a.13)           Articles of Amendment
                                                                                                    ------------------

99-(d.7)            Form of Investment Advisory Agreement between Aeltus and the
                    Registrant, on behalf of Aetna Index Plus Protection Fund (IPPF)
                                                                                                    ------------------

99-(g.11)           Amendment to Custodian Agreement - Mellon Bank, N.A.
                                                                                                    ------------------

99-(h.7)            Amendment to Administrative Services Agreement between
                    Aeltus and the Registrant, on behalf of IPPF
                                                                                                    ------------------

99-(h.19)           Amendment No. 8 to the Transfer Agency and Services
                    Agreement for IMPRESSNet(R) Services
                                                                                                    ------------------

99-(h.20)           Amendment No. 8 to the Transfer Agency and Services
                    Agreement
                                                                                                    ------------------

99-(h.30)           Custodian Service Agreement among the Registrant, on
                    behalf of PPF IV, MBIA, and Mellon Bank, N.A.
                                                                                                    ------------------

99-(h.31)           Custodian Monitoring Agreement among the Registrant,
                    on behalf of PPF IV, MBIA, and Russell/Mellon Analytical
                    Services, LLC (Russell/Mellon)
                                                                                                    ------------------

99-(h.32)           Form of Custodian Service Agreement among the Registrant,
                    on behalf of IPPF, MBIA, and Mellon Bank, N.A.
                                                                                                    ------------------

99-(h.33)           Form of Custodian Monitoring Agreement among the Registrant, on behalf of IPPF, MBIA, and Russell/Mellon Analytical
                    Services, LLC (Russell/Mellon)
                                                                                                    ------------------

99-(i)              Opinion and Consent of Counsel
                                                                                                    ------------------

99-(j)              Consent of Independent Auditors
                                                                                                    ------------------